REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Three and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Three (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

AB VPS Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio
(Formerly AB VPS Balanced Wealth Strategy Portfolio)	Lord Abbett Series Fund - Bond Debenture Portfolio
AB VPS International Value Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio
AB VPS Small/Mid Cap Value Portfolio	MFS® Growth Series
AB VPS Sustainable International Thematic Portfolio	MFS® Investors Trust Series
(Formerly AB VPS International Growth Portfolio)	MFS® Total Return Series
Invesco V.I. Government Securities Fund	MFS® Value Series
Invesco V.I. High Yield Fund	Invesco V.I. Equity and Income Fund
Invesco V.I. EQV International Equity Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
(Formerly Invesco V.I. International Growth Fund)	Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco V.I. Diversified Dividend Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
Invesco V.I. Government Money Market Fund	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® The Bond Fund of America	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Global Growth Fund	Invesco V.I. American Value Fund
American Funds Insurance Series® Growth Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
American Funds Insurance Series® Growth-Income Fund	Morgan Stanley VIF Global Franchise Portfolio
American Funds Insurance Series® International Fund	Invesco V.I. Discovery Mid Cap Growth Fund
American Funds Insurance Series® Global Small Capitalization Fund	Invesco V.I. Capital Appreciation Fund
Allspring VT Omega Growth Fund	Invesco V.I. Global Fund
Fidelity® VIP Equity-Income Portfolio	Invesco V.I. Main Street Fund®
Fidelity® VIP Growth Portfolio	Invesco V.I. Main Street Small Cap Fund®
Fidelity® VIP Contrafund® Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT Growth Opportunities Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT International Value Fund
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT International Equity Fund
Franklin Small Cap Value VIP Fund	Putnam VT Multi-Cap Core Fund
Franklin Strategic Income VIP Fund	Putnam VT Sustainable Leaders Fund
Franklin Mutual Shares VIP Fund	Putnam VT Small Cap Value Fund
Templeton Developing Markets VIP Fund	Putnam VT George Putnam Balanced Fund
Templeton Growth VIP Fund	Putnam VT Large Cap Value Fund
Hartford Balanced HLS Fund	Pioneer Fund VCT Portfolio
Hartford Total Return Bond HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Capital Appreciation HLS Fund	Invesco V.I. Comstock Fund
Hartford Dividend and Growth HLS Fund	Invesco V.I. American Franchise Fund
Hartford Disciplined Equity HLS Fund	Allspring VT International Equity Fund
Hartford International Opportunities HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Ultrashort Bond HLS Fund	Allspring VT Opportunity Fund
Hartford Small Company HLS Fund	Morgan Stanley VIF Global Infrastructure Portfolio
Hartford SmallCap Growth HLS Fund	MFS® Core Equity Portfolio
Hartford Stock HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio
Lord Abbett Series Fund - Fundamental Equity Portfolio

We have also audited the accompanying statements of assets and liabilities of AB VPS Growth and Income Portfolio, Hartford MidCap HLS Fund, and BlackRock S&P 500 Index V.I. Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AB VPS Growth and Income Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from April 30, 2019 to December 31, 2019
Hartford MidCap HLS Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from September 18, 2020 to December 31, 2020
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Three as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Three since 2002.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	5,387,445	18,091,333	4,252,545	864,583	—	—	—	—	—	10,502,851
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	283,479	337,766	—	3,687,277	13,520,173	—
class S2	—	—	—	—	95,174	—	5,783	813,387	1,387,075	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	5,387,445	18,091,333	4,252,545	864,583	378,653	337,766	5,783	4,500,664	14,907,248	10,502,851
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	582	4,355	763	261	37	27	—	1,639	43,787	1,429
Other assets	—	2	1	1	1	—	—	2	18	3
Total assets	5,388,027	18,095,690	4,253,309	864,845	378,691	337,793	5,783	4,502,305	14,951,053	10,504,283
Liabilities:
Due to Sponsor Company	582	4,355	763	261	37	27	—	1,639	43,787	1,429
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	582	4,355	763	261	37	27	—	1,639	43,787	1,429
Net assets:
For contract liabilities	$5,387,445	$18,091,335	$4,252,546	$864,584	$378,654	$337,766	$5,783	$4,500,666	$14,907,266	$10,502,854

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	5,387,445	18,091,335	4,252,546	864,584	—	—	—	—	—	10,502,854
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	283,479	337,766	—	3,687,278	13,520,188	—
class S2	—	—	—	—	95,175	—	5,783	813,388	1,387,078	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,387,445	$18,091,335	$4,252,546	$864,584	$378,654	$337,766	$5,783	$4,500,666	$14,907,266	$10,502,854

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	661,036	1,402,429	259,460	53,969	—	—	—	—	—	370,340
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	28,123	75,059	—	147,550	13,520,173	—
class S2	—	—	—	—	9,536	—	204	32,864	1,387,075	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	661,036	1,402,429	259,460	53,969	37,659	75,059	204	180,414	14,907,248	370,340

Cost	$7,203,494	$21,670,049	$4,694,541	$1,098,281	$404,147	$383,637	$6,198	$3,695,096	$14,907,248	$10,795,305

Deferred contracts in the accumulation period:
Units owned by participants #	294,194	1,891,966	148,209	88,122	42,458	29,301	424	175,686	1,618,277	789,932
Minimum unit fair value #*	$14.949044	$5.454050	$24.142660	$8.210278	$8.195607	$9.240400	$13.657031	$21.319722	$8.224474	$12.644319
Maximum unit fair value #*	$20.064446	$12.885971	$37.335422	$16.970096	$9.082416	$13.033142	$13.657031	$25.447325	$9.868202	$13.600517
Contract liability	$5,223,977	$17,981,239	$4,242,201	$861,760	$378,654	$331,597	$5,783	$4,353,013	$14,836,031	$10,421,805

Contracts in payout (annuitization) period:
Units owned by participants #	8,909	11,502	369	284	—	473	—	5,871	7,446	6,109
Minimum unit fair value #*	$17.241865	$9.261772	$27.597813	$9.938314	$—	$13.033142	$—	$25.149004	$9.095769	$13.138892
Maximum unit fair value #*	$18.682840	$10.035972	$30.171800	$9.938314	$—	$13.033142	$—	$25.149004	$9.630364	$13.393402
Contract liability	$163,468	$110,096	$10,345	$2,824	$—	$6,169	$—	$147,653	$71,235	$81,049

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$182,935	$—	$—	$—
class 2	—	1,261,850	8,917,963	5,652,889	1,709,440	506,626	—	—	—	—
class 4	16,178	—	9,108	—	7,114	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	15,643,910	9,516,279	89,790,678
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	16,178	1,261,850	8,927,071	5,652,889	1,716,554	506,626	182,935	15,643,910	9,516,279	89,790,678
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	122	1,329	879	165	51	13	4,264	846	27,210
Other assets	—	—	—	—	—	2	—	2	—	—
Total assets	16,179	1,261,972	8,928,400	5,653,768	1,716,719	506,679	182,948	15,648,176	9,517,125	89,817,888
Liabilities:
Due to Sponsor Company	1	122	1,329	879	165	51	13	4,264	846	27,210
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	3	2	—	—	1	—	2	2
Total liabilities	1	123	1,332	881	165	51	14	4,264	848	27,212
Net assets:
For contract liabilities	$16,178	$1,261,849	$8,927,068	$5,652,887	$1,716,554	$506,628	$182,934	$15,643,912	$9,516,277	$89,790,676

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$182,934	$—	$—	$—
class 2	—	1,261,849	8,917,960	5,652,887	1,709,440	506,628	—	—	—	—
class 4	16,178	—	9,108	—	7,114	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	15,643,912	9,516,277	89,790,676
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$16,178	$1,261,849	$8,927,068	$5,652,887	$1,716,554	$506,628	$182,934	$15,643,912	$9,516,277	$89,790,676

Shares:
class 1	—	—	—	—	—	—	8,761	—	—	—
class 2	—	42,358	118,275	114,292	112,241	33,113	—	—	—	—
class 4	1,753	—	124	—	475	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	688,856	137,380	2,457,326
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,753	42,358	118,399	114,292	112,716	33,113	8,761	688,856	137,380	2,457,326

Cost	$19,111	$1,201,894	$8,741,399	$5,054,182	$1,992,328	$623,312	$235,335	$15,623,663	$9,885,480	$84,955,445

Deferred contracts in the accumulation period:
Units owned by participants #	1,657	40,093	246,267	164,232	149,466	17,765	59,644	602,803	225,582	2,593,635
Minimum unit fair value #*	$9.765234	$23.232410	$4.781437	$29.826939	$2.302537	$19.853761	$2.118406	$21.539618	$35.114577	$28.566712
Maximum unit fair value #*	$9.765234	$41.943495	$48.771050	$36.778186	$20.860038	$35.019591	$3.315676	$34.081172	$52.087363	$42.642585
Contract liability	$16,178	$1,261,849	$8,831,449	$5,587,463	$1,692,715	$495,060	$182,934	$15,486,224	$9,405,705	$88,811,647

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	2,294	1,805	1,166	330	—	6,044	2,559	27,385
Minimum unit fair value #*	$—	$—	$33.218876	$33.630220	$14.186050	$35.019591	$—	$24.623567	$40.141384	$32.948949
Maximum unit fair value #*	$—	$—	$48.771050	$36.778186	$20.860038	$35.019591	$—	$26.920976	$43.886216	$36.023028
Contract liability	$—	$—	$95,619	$65,424	$23,839	$11,568	$—	$157,688	$110,572	$979,029

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$1,056,226	$—	$207,741	$—	$—
class 2	—	—	—	858,381	—	—	1,930,454	—	314,247	—
class 4	—	—	—	—	2,837	—	8,646	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	12,510,094
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	22,090,442	2,283,600	1,587,950	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	22,090,442	2,283,600	1,587,950	858,381	2,837	1,056,226	1,939,100	207,741	314,247	12,510,094
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	5,845	199	152	86	—	98	186	22	32	5,482
Other assets	—	1	2	—	—	—	—	1	—	1
Total assets	22,096,287	2,283,800	1,588,104	858,467	2,837	1,056,324	1,939,286	207,764	314,279	12,515,577
Liabilities:
Due to Sponsor Company	5,845	199	152	86	—	98	186	22	32	5,482
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	2	—	4	2	—	—	—
Total liabilities	5,846	199	152	88	—	102	188	22	32	5,482
Net assets:
For contract liabilities	$22,090,441	$2,283,601	$1,587,952	$858,379	$2,837	$1,056,222	$1,939,098	$207,742	$314,247	$12,510,095

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$1,056,222	$—	$207,742	$—	$—
class 2	—	—	—	858,379	—	—	1,930,453	—	314,247	—
class 4	—	—	—	—	2,837	—	8,645	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	12,510,095
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	22,090,441	2,283,601	1,587,952	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$22,090,441	$2,283,601	$1,587,952	$858,379	$2,837	$1,056,222	$1,939,098	$207,742	$314,247	$12,510,095

Shares:
class 1	—	—	—	—	—	116,196	—	27,588	—	—
class 2	—	—	—	81,673	—	—	127,338	—	30,688	—
class 4	—	—	—	—	217	—	564	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	476,212
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	708,027	157,056	121,125	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	708,027	157,056	121,125	81,673	217	116,196	127,902	27,588	30,688	476,212

Cost	$23,613,983	$2,185,207	$1,564,649	$1,353,423	$3,063	$1,306,493	$2,091,573	$242,631	$365,195	$12,913,497

Deferred contracts in the accumulation period:
Units owned by participants #	700,149	80,173	57,882	43,207	105	62,544	103,765	9,853	18,457	3,790,028
Minimum unit fair value #*	$24.447836	$24.011037	$23.429785	$3.064066	$27.145328	$2.082403	$2.403164	$15.910494	$14.151238	$2.127247
Maximum unit fair value #*	$35.883166	$46.728833	$45.645687	$34.972471	$27.145328	$22.377629	$27.684608	$23.185937	$17.773402	$27.895904
Contract liability	$21,971,598	$2,283,601	$1,587,952	$849,911	$2,837	$999,825	$1,902,355	$203,967	$302,162	$12,317,932

Contracts in payout (annuitization) period:
Units owned by participants #	3,695	—	—	248	—	2,520	1,350	169	683	40,014
Minimum unit fair value #*	$30.560413	$—	$—	$31.529691	$—	$22.377629	$25.328662	$22.311292	$16.260793	$2.453138
Maximum unit fair value #*	$33.411723	$—	$—	$34.463045	$—	$22.377629	$27.684608	$22.311292	$17.773402	$10.583979
Contract liability	$118,843	$—	$—	$8,468	$—	$56,397	$36,743	$3,775	$12,085	$192,163

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	99,427,800	12,933,619	104,118,866	64,883,101	20,802,924	2,670,767	32,318,634	7,930,391	5,197,612	7,834,361
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	99,427,800	12,933,619	104,118,866	64,883,101	20,802,924	2,670,767	32,318,634	7,930,391	5,197,612	7,834,361
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	32,443	1,598	28,343	9,027	8,260	224	5,040	642	1,832	10,435
Other assets	—	—	—	—	—	2	—	2	—	—
Total assets	99,460,243	12,935,217	104,147,209	64,892,128	20,811,184	2,670,993	32,323,674	7,931,035	5,199,444	7,844,796
Liabilities:
Due to Sponsor Company	32,443	1,598	28,343	9,027	8,260	224	5,040	642	1,832	10,435
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	14	1	—	1	2	—	4	—	1	—
Total liabilities	32,457	1,599	28,343	9,028	8,262	224	5,044	642	1,833	10,435
Net assets:
For contract liabilities	$99,427,786	$12,933,618	$104,118,866	$64,883,100	$20,802,922	$2,670,769	$32,318,630	$7,930,393	$5,197,611	$7,834,361

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	99,427,786	12,933,618	104,118,866	64,883,100	20,802,922	2,670,769	32,318,630	7,930,393	5,197,611	7,834,361
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$99,427,786	$12,933,618	$104,118,866	$64,883,100	$20,802,922	$2,670,769	$32,318,630	$7,930,393	$5,197,611	$7,834,361

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	10,725,760	328,598	4,724,086	4,111,730	1,517,354	104,002	3,244,843	584,837	239,411	81,932
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	10,725,760	328,598	4,724,086	4,111,730	1,517,354	104,002	3,244,843	584,837	239,411	81,932

Cost	$121,497,595	$14,481,109	$105,307,609	$63,199,979	$21,905,910	$3,581,805	$32,709,157	$11,333,865	$6,603,045	$5,871,835

Deferred contracts in the accumulation period:
Units owned by participants #	40,698,315	424,412	17,894,091	13,895,814	8,590,062	274,928	26,836,945	1,620,856	1,194,890	1,858,922
Minimum unit fair value #*	$1.586324	$25.469728	$3.832073	$3.127270	$1.794474	$9.478186	$0.793143	$3.018451	$3.172771	$2.786453
Maximum unit fair value #*	$15.832551	$38.406954	$43.052572	$44.821161	$20.477332	$9.847167	$7.921198	$36.092177	$42.129775	$46.332291
Contract liability	$98,149,504	$12,771,434	$102,538,288	$64,357,922	$20,639,322	$2,657,271	$32,010,054	$7,856,359	$5,155,470	$7,827,675

Contracts in payout (annuitization) period:
Units owned by participants #	569,852	5,209	293,567	132,309	72,000	1,391	236,734	16,756	10,893	1,991
Minimum unit fair value #*	$1.762828	$29.333914	$4.458630	$3.876792	$2.069325	$9.649404	$1.018089	$4.175538	$3.592757	$3.357485
Maximum unit fair value #*	$3.921400	$31.500706	$11.097939	$4.286724	$3.731829	$9.753595	$1.745491	$6.204266	$3.943186	$3.357485
Contract liability	$1,278,282	$162,184	$1,580,578	$525,178	$163,600	$13,498	$308,576	$74,034	$42,141	$6,686

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	6,763,700	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	391,974	265,195	2,035,025	—	—	—
class S1	—	—	—	—	—	—	—	—	—	537,922
class S2	—	—	—	—	—	—	—	—	—	598,611
class SRV	—	—	—	—	—	—	—	10,118	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,722,201	2,647,286	10,135,548	28,737,637	—	—	—	—	—	—
Total investments	4,722,201	2,647,286	10,135,548	28,737,637	391,974	265,195	2,035,025	10,118	6,763,700	1,136,533
Due from Sponsor Company	—	—	119	—	—	—	—	—	—	—
Receivable for fund shares sold	970	679	—	6,170	34	28	204	1	579	96
Other assets	1	—	—	—	—	2	—	—	—	1
Total assets	4,723,172	2,647,965	10,135,667	28,743,807	392,008	265,225	2,035,229	10,119	6,764,279	1,136,630
Liabilities:
Due to Sponsor Company	970	679	—	6,170	34	28	204	1	579	96
Payable for fund shares purchased	—	—	119	—	—	—	—	—	—	—
Other liabilities	—	—	3	1	—	—	2	—	—	—
Total liabilities	970	679	122	6,171	34	28	206	1	579	96
Net assets:
For contract liabilities	$4,722,202	$2,647,286	$10,135,545	$28,737,636	$391,974	$265,197	$2,035,023	$10,118	$6,763,700	$1,136,534

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	6,763,700	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	391,974	265,197	2,035,023	—	—	—
class S1	—	—	—	—	—	—	—	—	—	537,921
class S2	—	—	—	—	—	—	—	—	—	598,613
class SRV	—	—	—	—	—	—	—	10,118	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,722,202	2,647,286	10,135,545	28,737,636	—	—	—	—	—	—
Total contract liabilities	$4,722,202	$2,647,286	$10,135,545	$28,737,636	$391,974	$265,197	$2,035,023	$10,118	$6,763,700	$1,136,534

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	274,056	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	8,163	8,218	90,486	—	—	—
class S1	—	—	—	—	—	—	—	—	—	33,328
class S2	—	—	—	—	—	—	—	—	—	37,344
class SRV	—	—	—	—	—	—	—	481	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	311,491	178,148	993,681	876,147	—	—	—	—	—	—
Total shares	311,491	178,148	993,681	876,147	8,163	8,218	90,486	481	274,056	70,672

Cost	$5,253,510	$2,793,584	$11,842,588	$28,255,483	$416,753	$211,704	$1,970,738	$7,590	$6,950,611	$1,139,341

Deferred contracts in the accumulation period:
Units owned by participants #	172,985	81,259	529,231	1,220,696	16,410	14,452	77,478	365	486,446	45,469
Minimum unit fair value #*	$22.407931	$28.654243	$15.950201	$19.453200	$18.068950	$3.554964	$20.595658	$27.705352	$12.937949	$20.703682
Maximum unit fair value #*	$30.074871	$36.454063	$21.407522	$31.415093	$32.953774	$34.684011	$27.952369	$27.705352	$13.996079	$31.262583
Contract liability	$4,698,573	$2,633,134	$10,008,936	$28,443,684	$391,974	$265,197	$1,958,347	$10,118	$6,636,267	$1,128,717

Contracts in payout (annuitization) period:
Units owned by participants #	865	452	6,510	12,199	—	—	2,780	—	9,150	378
Minimum unit fair value #*	$25.615004	$31.326638	$18.396345	$22.237705	$—	$—	$25.573858	$—	$13.927475	$20.703682
Maximum unit fair value #*	$28.004189	$31.326638	$21.407522	$26.109662	$—	$—	$27.952369	$—	$13.927475	$20.703682
Contract liability	$23,629	$14,152	$126,609	$293,952	$—	$—	$76,676	$—	$127,433	$7,817

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	1,323,087	197,292	122,467	5,301,177	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	292,438	—	2,626,918	1,324,302	2,672,189	—	—	326,230	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	1,084,664	2,607,033	—	—	—
class S2	—	—	—	—	—	2,513,417	2,207,473	—	1,821,006	10,245,136
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	1,615,525	197,292	2,749,385	6,625,479	2,672,189	3,598,081	4,814,506	326,230	1,821,006	10,245,136
Due from Sponsor Company	—	—	—	—	39,764	—	—	—	—	—
Receivable for fund shares sold	843	19	1,689	2,279	—	340	1,174	36	356	1,152
Other assets	2	2	4	—	1	1	—	—	—	1
Total assets	1,616,370	197,313	2,751,078	6,627,758	2,711,954	3,598,422	4,815,680	326,266	1,821,362	10,246,289
Liabilities:
Due to Sponsor Company	843	19	1,689	2,279	—	340	1,174	36	356	1,152
Payable for fund shares purchased	—	—	—	—	39,764	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	1	—	—	—
Total liabilities	843	19	1,689	2,279	39,764	340	1,175	36	356	1,152
Net assets:
For contract liabilities	$1,615,527	$197,294	$2,749,389	$6,625,479	$2,672,190	$3,598,082	$4,814,505	326,230	$1,821,006	$10,245,137

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	1,323,087	197,294	122,469	5,301,177	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	292,440	—	2,626,920	1,324,302	2,672,190	—	—	326,230	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	1,084,666	2,607,034	—	—	—
class S2	—	—	—	—	—	2,513,416	2,207,471	—	1,821,006	10,245,137
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,615,527	$197,294	$2,749,389	$6,625,479	$2,672,190	$3,598,082	$4,814,505	$326,230	$1,821,006	$10,245,137

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	156,578	36,671	10,274	590,331	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	34,044	—	221,307	193,895	950,957	—	—	32,558	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	69,087	102,357	—	—	—
class S2	—	—	—	—	—	162,365	89,954	—	38,049	309,895
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	190,622	36,671	231,581	784,226	950,957	231,452	192,311	32,558	38,049	309,895

Cost	$2,051,553	$278,162	$3,508,113	$16,393,225	$9,145,342	$3,779,796	$3,508,046	410,638	$2,578,226	$14,225,536

Deferred contracts in the accumulation period:
Units owned by participants #	122,741	15,151	167,414	261,777	92,027	111,692	76,084	7,192	62,115	370,083
Minimum unit fair value #*	$1.519499	$2.267115	$13.876749	$20.861184	$24.654654	$25.132532	$4.730371	$34.573475	$11.130782	$22.838015
Maximum unit fair value #*	$17.627420	$26.969565	$23.469873	$24.173091	$33.782108	$44.311847	$113.689094	$52.176776	$49.352676	$37.186058
Contract liability	$1,571,288	$197,294	$2,718,662	$6,199,667	$2,661,369	$3,572,682	$4,635,179	$326,230	$1,801,559	$10,074,941

Contracts in payout (annuitization) period:
Units owned by participants #	2,513	—	1,887	17,784	372	634	1,698	—	676	6,050
Minimum unit fair value #*	$16.062567	$—	$16.005092	$23.944207	$28.435999	$31.408759	$44.584817	$—	$27.114496	$26.340765
Maximum unit fair value #*	$17.627420	$—	$17.342618	$23.944207	$30.812355	$43.979120	$113.689094	$—	$29.643356	$30.652739
Contract liability	$44,239	$—	$30,727	$425,812	$10,821	$25,400	$179,326	$—	$19,447	$170,196

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	7,067,969	1,427,076	1,681,302	1,428,581	10,712,518	6,971,345	2,288,396
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	37,364,798	2,637,750	13,885,234	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	37,364,798	2,637,750	13,885,234	7,067,969	1,427,076	1,681,302	1,428,581	10,712,518	6,971,345	2,288,396
Due from Sponsor Company	—	—	—	223	—	—	—	—	—	—
Receivable for fund shares sold	6,995	186	1,741	—	112	143	296	2,648	780	436
Other assets	5	—	—	2	—	—	—	—	4	—
Total assets	37,371,798	2,637,936	13,886,975	7,068,194	1,427,188	1,681,445	1,428,877	10,715,166	6,972,129	2,288,832
Liabilities:
Due to Sponsor Company	6,995	186	1,741	—	112	143	296	2,648	780	436
Payable for fund shares purchased	—	—	—	223	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	1	2	3	—	2
Total liabilities	6,995	187	1,741	223	113	144	298	2,651	780	438
Net assets:
For contract liabilities	$37,364,803	$2,637,749	$13,885,234	$7,067,971	$1,427,075	$1,681,301	$1,428,579	$10,712,515	$6,971,349	$2,288,394

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	7,067,971	1,427,075	1,681,301	1,428,579	10,712,515	6,971,349	2,288,394
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	37,364,803	2,637,749	13,885,234	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$37,364,803	$2,637,749	$13,885,234	$7,067,971	$1,427,075	$1,681,301	$1,428,579	$10,712,515	$6,971,349	$2,288,394

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	1,497,451	92,427	177,540	142,006	831,072	426,121	70,067
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	1,233,162	167,583	615,480	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,233,162	167,583	615,480	1,497,451	92,427	177,540	142,006	831,072	426,121	70,067

Cost	$44,812,073	$3,699,053	$13,415,757	$9,584,190	$1,555,197	$1,934,192	$1,380,133	$12,194,993	$6,994,767	$2,358,837

Deferred contracts in the accumulation period:
Units owned by participants #	1,489,831	94,219	433,967	326,966	30,715	66,853	151,668	588,366	257,675	54,988
Minimum unit fair value #*	$15.784924	$23.354492	$26.728786	$13.595043	$17.347198	$19.183309	$7.829826	$8.600609	$17.028869	$35.211555
Maximum unit fair value #*	$29.017866	$34.977118	$42.060522	$26.087902	$70.462673	$21.809652	$16.529935	$28.818359	$42.540599	$44.517527
Contract liability	$36,978,811	$2,607,810	$13,718,088	$6,885,915	$1,394,854	$1,382,208	$1,418,503	$10,670,057	$6,885,527	$2,262,829

Contracts in payout (annuitization) period:
Units owned by participants #	14,984	1,051	5,163	7,870	457	14,419	1,063	1,681	2,976	603
Minimum unit fair value #*	$23.802167	$27.177634	$30.554064	$22.045315	$70.462673	$20.555624	$9.478274	$24.351406	$27.434505	$42.373186
Maximum unit fair value #*	$27.946836	$29.448872	$33.403770	$24.166585	$70.462673	$21.243129	$9.478274	$26.695251	$30.074545	$42.373186
Contract liability	$385,992	$29,939	$167,146	$182,056	$32,221	$299,093	$10,076	$42,458	$85,822	$25,565

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$394,029	$653,194	$44,795
class 2	—	—	—	—	—	—	—	—	3,814	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	8,947,186	1,501,390	4,907,232	—	—	—	—	—	—	—
class II	—	—	—	180,712	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	465,853	—	—	—	—	—
class S2	—	—	—	—	6,890,422	13,521,537	32,362	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	8,947,186	1,501,390	4,907,232	180,712	7,356,275	13,521,537	32,362	394,029	657,008	44,795
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,576	121	797	21	2,251	6,491	3	49	127	3
Other assets	1	1	2	—	—	1	1	—	—	—
Total assets	8,948,763	1,501,512	4,908,031	180,733	7,358,526	13,528,029	32,366	394,078	657,135	44,798
Liabilities:
Due to Sponsor Company	1,576	121	797	21	2,251	6,491	3	49	127	3
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	—	—	—	1
Total liabilities	1,576	121	797	21	2,252	6,491	3	49	127	4
Net assets:
For contract liabilities	$8,947,187	$1,501,391	$4,907,234	$180,712	$7,356,274	$13,521,538	$32,363	$394,029	$657,008	$44,794

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$394,029	$653,194	$44,794
class 2	—	—	—	—	—	—	—	—	3,814	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	8,947,187	1,501,391	4,907,234	—	—	—	—	—	—	—
class II	—	—	—	180,712	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	465,852	—	—	—	—	—
class S2	—	—	—	—	6,890,422	13,521,538	32,363	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$8,947,187	$1,501,391	$4,907,234	$180,712	$7,356,274	$13,521,538	$32,363	$394,029	$657,008	$44,794

Shares:
class 1	—	—	—	—	—	—	—	237,367	81,243	2,014
class 2	—	—	—	—	—	—	—	—	505	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	844,074	130,103	181,279	—	—	—	—	—	—	—
class II	—	—	—	13,701	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	23,552	—	—	—	—	—
class S2	—	—	—	—	348,529	667,730	833	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	844,074	130,103	181,279	13,701	372,081	667,730	833	237,367	81,748	2,014

Cost	$10,485,422	$1,541,875	$4,149,591	$222,653	$7,534,366	$10,667,608	$37,265	$622,890	$805,814	$45,495

Deferred contracts in the accumulation period:
Units owned by participants #	195,949	65,034	106,623	50,896	218,840	338,942	913	259,383	22,024	1,508
Minimum unit fair value #*	$32.572138	$17.468954	$38.172937	$2.763572	$3.378031	$32.412137	$32.225891	$1.103237	$3.674125	$28.607471
Maximum unit fair value #*	$56.421431	$26.083867	$49.893492	$35.407517	$41.535968	$45.247300	$38.427911	$14.944700	$32.306841	$30.276112
Contract liability	$8,903,583	$1,463,492	$4,781,902	$180,712	$7,252,936	$13,289,535	$32,363	$390,080	$647,877	$44,794

Contracts in payout (annuitization) period:
Units owned by participants #	861	1,627	2,671	—	2,700	5,587	—	2,167	299	—
Minimum unit fair value #*	$47.677091	$23.295089	$43.950255	$—	$34.879457	$37.896849	$—	$1.225960	$30.546724	$—
Maximum unit fair value #*	$52.265481	$23.295089	$47.158809	$—	$39.451738	$45.247300	$—	$2.172448	$30.546724	$—
Contract liability	$43,604	$37,899	$125,332	$—	$103,338	$232,003	$—	$3,949	$9,131	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2022

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—
class 2	—	—	—
class 4	—	—	—
class B	—	—	—
class I	525,634	—	—
class IA	—	—	—
class IB	—	—	—
class II	171,523	—	—
class INIT	—	373,747	331,198
class S1	—	—	—
class S2	—	—	—
class SRV	—	—	—
class SRV2	—	—	—
class VC	—	—	—
Total investments	697,157	373,747	331,198
Due from Sponsor Company	—	—	—
Receivable for fund shares sold	58	30	28
Other assets	—	—	—
Total assets	697,215	373,777	331,226
Liabilities:
Due to Sponsor Company	58	30	28
Payable for fund shares purchased	—	—	—
Other liabilities	—	1	—
Total liabilities	58	31	28
Net assets:
For contract liabilities	$697,157	$373,746	$331,198

Contract Liabilities:
class 1	$—	$—	$—
class 2	—	—	—
class 4	—	—	—
class B	—	—	—
class I	525,633	—	—
class IA	—	—	—
class IB	—	—	—
class II	171,524	—	—
class INIT	—	373,746	331,198
class S1	—	—	—
class S2	—	—	—
class SRV	—	—	—
class SRV2	—	—	—
class VC	—	—	—
Total contract liabilities	$697,157	$373,746	$331,198

Shares:
class 1	—	—	—
class 2	—	—	—
class 4	—	—	—
class B	—	—	—
class I	75,090	—	—
class IA	—	—	—
class IB	—	—	—
class II	24,751	—	—
class INIT	—	15,750	17,169
class S1	—	—	—
class S2	—	—	—
class SRV	—	—	—
class SRV2	—	—	—
class VC	—	—	—
Total shares	99,841	15,750	17,169

Cost	$808,533	$388,023	$333,764

Deferred contracts in the accumulation period:
Units owned by participants #	49,128	18,548	15,206
Minimum unit fair value #*	$12.734916	$18.931928	$21.029614
Maximum unit fair value #*	$14.181494	$20.410901	$22.052900
Contract liability	$685,905	$373,746	$331,198

Contracts in payout (annuitization) period:
Units owned by participants #	793	—	—
Minimum unit fair value #*	$14.181494	$—	$—
Maximum unit fair value #*	$14.181494	$—	$—
Contract liability	$11,252	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$186,766	$771,157	$39,318	$—	$7,512	$16,312	$86	$87,744	$221,654	$122,630

Expenses:
Administrative charges	(12,088)	(35,248)	(8,948)	—	—	—	—	—	—	—
Mortality and expense risk charges	(77,437)	(251,395)	(66,416)	(14,099)	(4,332)	(4,810)	(58)	(69,648)	(243,839)	(174,907)
Total expenses	(89,525)	(286,643)	(75,364)	(14,099)	(4,332)	(4,810)	(58)	(69,648)	(243,839)	(174,907)
Net investment income (loss)	97,241	484,514	(36,046)	(14,099)	3,180	11,502	28	18,096	(22,185)	(52,277)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(157,630)	(454,521)	64,204	(18,778)	(9,194)	(4,211)	50	211,729	—	252,096
Net realized gain distributions	608,432	—	707,959	160,171	—	—	674	589,385	—	1,817,007
Change in unrealized appreciation (depreciation) during the period	(2,016,682)	(3,241,332)	(1,706,697)	(501,358)	(23,103)	(40,558)	(2,073)	(982,484)	—	(2,786,604)
Net gain (loss) on investments	(1,565,880)	(3,695,853)	(934,534)	(359,965)	(32,297)	(44,769)	(1,349)	(181,370)	—	(717,501)
Net increase (decrease) in net assets resulting from operations	$(1,468,639)	$(3,211,339)	$(970,580)	$(374,064)	$(29,117)	$(33,267)	$(1,321)	$(163,274)	$(22,185)	$(769,778)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$470	$9,151	$33,142	$77,656	$32,026	$—	$—	$275,909	$38,719	$264,275

Expenses:
Administrative charges	—	(1,945)	(12,622)	(7,461)	(2,477)	(677)	(429)	(31,206)	(20,925)	(201,084)
Mortality and expense risk charges	(176)	(23,083)	(188,228)	(111,753)	(29,227)	(9,699)	(2,332)	(232,808)	(145,201)	(1,333,829)
Total expenses	(176)	(25,028)	(200,850)	(119,214)	(31,704)	(10,376)	(2,761)	(264,014)	(166,126)	(1,534,913)
Net investment income (loss)	294	(15,877)	(167,708)	(41,558)	322	(10,376)	(2,761)	11,895	(127,407)	(1,270,638)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(227)	118,879	410,894	195,228	(15,064)	(2,529)	433	189,924	111,317	2,246,247
Net realized gain distributions	209	160,084	1,529,539	623,725	259,772	196,528	48,784	554,159	836,783	5,030,842
Change in unrealized appreciation (depreciation) during the period	(2,954)	(762,987)	(6,088,086)	(2,142,132)	(755,638)	(420,963)	(160,482)	(2,014,151)	(4,307,516)	(42,739,999)
Net gain (loss) on investments	(2,972)	(484,024)	(4,147,653)	(1,323,179)	(510,930)	(226,964)	(111,265)	(1,270,068)	(3,359,416)	(35,462,910)
Net increase (decrease) in net assets resulting from operations	$(2,678)	$(499,901)	$(4,315,361)	$(1,364,737)	$(510,608)	$(237,340)	$(114,026)	$(1,258,173)	$(3,486,823)	$(36,733,548)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$62,840	$20,649	$1,840	$—	$27	$52,283	$37,149	$6,879	$541	$241,689

Expenses:
Administrative charges	(47,084)	(4,602)	—	(1,307)	—	(1,616)	(2,853)	(288)	(404)	(25,467)
Mortality and expense risk charges	(329,500)	(32,182)	(25,222)	(16,728)	(30)	(18,661)	(32,753)	(3,891)	(5,733)	(181,519)
Total expenses	(376,584)	(36,784)	(25,222)	(18,035)	(30)	(20,277)	(35,606)	(4,179)	(6,137)	(206,986)
Net investment income (loss)	(313,744)	(16,135)	(23,382)	(18,035)	(3)	32,006	1,543	2,700	(5,596)	34,703

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	8,169	74,213	32,766	(23,669)	15	(41,117)	3,357	(4,114)	(5,404)	189,657
Net realized gain distributions	1,638,775	107,698	245,793	256,638	540	—	224,378	17,564	—	1,692,771
Change in unrealized appreciation (depreciation) during the period	(6,069,047)	(400,595)	(751,602)	(715,240)	(914)	(157,196)	(430,613)	(81,274)	(39,015)	(4,204,536)
Net gain (loss) on investments	(4,422,103)	(218,684)	(473,043)	(482,271)	(359)	(198,313)	(202,878)	(67,824)	(44,419)	(2,322,108)
Net increase (decrease) in net assets resulting from operations	$(4,735,847)	$(234,819)	$(496,425)	$(500,306)	$(362)	$(166,307)	$(201,335)	$(65,124)	$(50,015)	$(2,287,405)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,268,639	$129,461	$1,855,806	$713,943	$369,355	$26,744	$76,952	$—	$—	$129,991

Expenses:
Administrative charges	(217,181)	—	(216,108)	(139,895)	(42,936)	—	(68,918)	—	(11,615)	(15,391)
Mortality and expense risk charges	(1,357,947)	(212,518)	(1,459,761)	(1,007,242)	(286,351)	(45,258)	(480,584)	(133,164)	(83,858)	(105,449)
Total expenses	(1,575,128)	(212,518)	(1,675,869)	(1,147,137)	(329,287)	(45,258)	(549,502)	(133,164)	(95,473)	(120,840)
Net investment income (loss)	1,693,511	(83,057)	179,937	(433,194)	40,068	(18,514)	(472,550)	(133,164)	(95,473)	9,151

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,134,945)	22,217	1,696,682	1,937,757	288,527	(62,681)	(168,561)	(311,878)	(83,792)	309,113
Net realized gain distributions	1,308,115	1,843,212	11,685,370	4,067,460	3,878,201	434,722	—	1,812,434	1,037,963	786,956
Change in unrealized appreciation (depreciation) during the period	(19,913,069)	(4,555,611)	(26,480,267)	(23,668,424)	(9,449,005)	(1,294,669)	(29,608)	(5,149,546)	(3,241,587)	(1,678,089)
Net gain (loss) on investments	(21,739,899)	(2,690,182)	(13,098,215)	(17,663,207)	(5,282,277)	(922,628)	(198,169)	(3,648,990)	(2,287,416)	(582,020)
Net increase (decrease) in net assets resulting from operations	$(20,046,388)	$(2,773,239)	$(12,918,278)	$(18,096,401)	$(5,242,209)	$(941,142)	$(670,719)	$(3,782,154)	$(2,382,889)	$(572,869)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$53,815	$23,484	$473,069	$391,479	$—	$1,930	$38,567	$119	$107,694	$19,791

Expenses:
Administrative charges	(9,934)	(5,405)	(21,971)	(61,069)	(837)	(332)	(2,849)	—	—	(837)
Mortality and expense risk charges	(59,560)	(35,495)	(147,402)	(389,453)	(8,188)	(5,401)	(38,124)	(104)	(111,249)	(17,335)
Total expenses	(69,494)	(40,900)	(169,373)	(450,522)	(9,025)	(5,733)	(40,973)	(104)	(111,249)	(18,172)
Net investment income (loss)	(15,679)	(17,416)	303,696	(59,043)	(9,025)	(3,803)	(2,406)	15	(3,555)	1,619

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	25,732	32,217	(198,528)	598,516	64,699	21,405	58,032	448	87,266	14,182
Net realized gain distributions	650,416	390,520	31,118	2,389,792	52,241	36,987	192,899	627	330,293	165,393
Change in unrealized appreciation (depreciation) during the period	(1,422,493)	(904,881)	(1,996,419)	(6,777,647)	(387,224)	(120,122)	(534,402)	(1,931)	(1,986,863)	(294,204)
Net gain (loss) on investments	(746,345)	(482,144)	(2,163,829)	(3,789,339)	(270,284)	(61,730)	(283,471)	(856)	(1,569,304)	(114,629)
Net increase (decrease) in net assets resulting from operations	$(762,024)	$(499,560)	$(1,860,133)	$(3,848,382)	$(279,309)	$(65,533)	$(285,877)	$(841)	$(1,572,859)	$(113,010)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$66,798	$15,884	$11,495	$—	$—	$19,735	$46,300	$2,094	$—	$—

Expenses:
Administrative charges	(2,093)	(314)	(5,764)	—	(7,463)	(6,444)	(7,692)	(374)	(3,841)	(23,166)
Mortality and expense risk charges	(27,361)	(3,322)	(43,871)	(148,062)	(53,441)	(51,995)	(78,485)	(6,600)	(30,572)	(160,741)
Total expenses	(29,454)	(3,636)	(49,635)	(148,062)	(60,904)	(58,439)	(86,177)	(6,974)	(34,413)	(183,907)
Net investment income (loss)	37,344	12,248	(38,140)	(148,062)	(60,904)	(38,704)	(39,877)	(4,880)	(34,413)	(183,907)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(25,286)	(5,746)	(72,941)	(901,067)	(489,640)	67,734	320,269	(2,636)	(21,544)	127,301
Net realized gain distributions	31,181	—	326,006	4,966,695	1,800,200	667,295	273,323	34,508	631,792	4,332,247
Change in unrealized appreciation (depreciation) during the period	(359,522)	(58,388)	(1,252,969)	(15,282,211)	(5,792,708)	(903,174)	(1,368,424)	(106,180)	(1,552,695)	(9,325,241)
Net gain (loss) on investments	(353,627)	(64,134)	(999,904)	(11,216,583)	(4,482,148)	(168,145)	(774,832)	(74,308)	(942,447)	(4,865,693)
Net increase (decrease) in net assets resulting from operations	$(316,283)	$(51,886)	$(1,038,044)	$(11,364,645)	$(4,543,052)	$(206,849)	$(814,709)	$(79,188)	$(976,860)	$(5,049,600)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$32,226	$37,964	$515,360	$21,667	$—	$32,377	$170,285	$81,654	$14,375

Expenses:
Administrative charges	(83,478)	(5,698)	(29,859)	(14,734)	(2,963)	—	—	(21,261)	(14,929)	—
Mortality and expense risk charges	(548,313)	(47,765)	(208,582)	(99,017)	(19,485)	(32,648)	(19,947)	(150,831)	(104,198)	(35,299)
Total expenses	(631,791)	(53,463)	(238,441)	(113,751)	(22,448)	(32,648)	(19,947)	(172,092)	(119,127)	(35,299)
Net investment income (loss)	(631,791)	(21,237)	(200,477)	401,609	(781)	(32,648)	12,430	(1,807)	(37,473)	(20,924)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	181,160	20,705	401,256	(500,226)	(6,035)	(8,161)	17,532	(198,289)	251,081	37,816
Net realized gain distributions	7,491,221	1,119,971	1,778,804	162,745	150,102	382,435	56,464	1,218,966	2,160,854	400,003
Change in unrealized appreciation (depreciation) during the period	(26,378,395)	(1,978,101)	(5,184,488)	(365,364)	(454,835)	(1,243,134)	(237,111)	(3,169,015)	(3,972,567)	(1,194,272)
Net gain (loss) on investments	(18,706,014)	(837,425)	(3,004,428)	(702,845)	(310,768)	(868,860)	(163,115)	(2,148,338)	(1,560,632)	(756,453)
Net increase (decrease) in net assets resulting from operations	$(19,337,805)	$(858,662)	$(3,204,905)	$(301,236)	$(311,549)	$(901,508)	$(150,685)	$(2,150,145)	$(1,598,105)	$(777,377)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$17,527	$16,220	$70,793	$812	$102,491	$187,779	$—	$16,291	$—	$—

Expenses:
Administrative charges	(19,350)	(3,235)	—	—	(14,676)	(25,979)	(52)	—	(8)	—
Mortality and expense risk charges	(145,374)	(22,525)	(73,212)	(4,437)	(105,944)	(198,972)	(668)	(6,601)	(12,693)	(640)
Total expenses	(164,724)	(25,760)	(73,212)	(4,437)	(120,620)	(224,951)	(720)	(6,601)	(12,701)	(640)
Net investment income (loss)	(147,197)	(9,540)	(2,419)	(3,625)	(18,129)	(37,172)	(720)	9,690	(12,701)	(640)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(136,544)	20,306	188,918	(1,057)	144,667	764,282	183	(84,977)	(10,995)	330
Net realized gain distributions	1,438,061	142,341	410,141	32,175	738,439	428,185	10,563	—	140,091	9,386
Change in unrealized appreciation (depreciation) during the period	(2,774,347)	(516,241)	(850,488)	(80,846)	(1,522,544)	(1,283,884)	(26,058)	841	(510,108)	(21,866)
Net gain (loss) on investments	(1,472,830)	(353,594)	(251,429)	(49,728)	(639,438)	(91,417)	(15,312)	(84,136)	(381,012)	(12,150)
Net increase (decrease) in net assets resulting from operations	$(1,620,027)	$(363,134)	$(253,848)	$(53,353)	$(657,567)	$(128,589)	$(16,032)	$(74,446)	$(393,713)	$(12,790)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$22,365	$1,264	$367

Expenses:
Administrative charges	—	—	—
Mortality and expense risk charges	(11,666)	(5,824)	(5,511)
Total expenses	(11,666)	(5,824)	(5,511)
Net investment income (loss)	10,699	(4,560)	(5,144)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(11,007)	2,276	2,397
Net realized gain distributions	44,481	44,435	47,502
Change in unrealized appreciation (depreciation) during the period	(127,096)	(127,753)	(130,803)
Net gain (loss) on investments	(93,622)	(81,042)	(80,904)
Net increase (decrease) in net assets resulting from operations	$(82,923)	$(85,602)	$(86,048)

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$97,241	$484,514	$(36,046)	$(14,099)	$3,180	$11,502	$28	$18,096	$(22,185)	$(52,277)
Net realized gain (loss) on security transactions	(157,630)	(454,521)	64,204	(18,778)	(9,194)	(4,211)	50	211,729	—	252,096
Net realized gain distributions	608,432	—	707,959	160,171	—	—	674	589,385	—	1,817,007
Change in unrealized appreciation (depreciation) during the period	(2,016,682)	(3,241,332)	(1,706,697)	(501,358)	(23,103)	(40,558)	(2,073)	(982,484)	—	(2,786,604)
Net increase (decrease) in net assets resulting from operations	(1,468,639)	(3,211,339)	(970,580)	(374,064)	(29,117)	(33,267)	(1,321)	(163,274)	(22,185)	(769,778)

Unit transactions:
Purchases	—	45,190	11,866	364	—	—	—	—	9,501	29,255
Net transfers	(57,972)	1,485,995	(300,255)	6,705	300,000	88,065	424	286,394	4,474,302	(908,826)
Surrenders for benefit payments and fees	(517,388)	(1,787,702)	(403,643)	(87,476)	(10,170)	(6,112)	(239)	(365,797)	(4,205,705)	(1,052,135)
Other transactions	(10)	404	20	(8)	—	(7)	1	20	234	148
Death benefits	(45,318)	(378,456)	(74,543)	(9,182)	—	—	—	(150,637)	(401,751)	(242,470)
Net annuity transactions	20,996	(12,940)	(3,146)	(423)	—	(628)	—	(95,883)	(104,274)	(4,904)
Net increase (decrease) in net assets resulting from unit transactions	(599,692)	(647,509)	(769,701)	(90,020)	289,830	81,318	186	(325,903)	(227,693)	(2,178,932)
Net increase (decrease) in net assets	(2,068,331)	(3,858,848)	(1,740,281)	(464,084)	260,713	48,051	(1,135)	(489,177)	(249,878)	(2,948,710)

Net assets:
Beginning of period	7,455,776	21,950,183	5,992,827	1,328,668	117,941	289,715	6,918	4,989,843	15,157,144	13,451,564
End of period	$5,387,445	$18,091,335	$4,252,546	$864,584	$378,654	$337,766	$5,783	$4,500,666	$14,907,266	$10,502,854

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$294	$(15,877)	$(167,708)	$(41,558)	$322	$(10,376)	$(2,761)	$11,895	$(127,407)	$(1,270,638)
Net realized gain (loss) on security transactions	(227)	118,879	410,894	195,228	(15,064)	(2,529)	433	189,924	111,317	2,246,247
Net realized gain distributions	209	160,084	1,529,539	623,725	259,772	196,528	48,784	554,159	836,783	5,030,842
Change in unrealized appreciation (depreciation) during the period	(2,954)	(762,987)	(6,088,086)	(2,142,132)	(755,638)	(420,963)	(160,482)	(2,014,151)	(4,307,516)	(42,739,999)
Net increase (decrease) in net assets resulting from operations	(2,678)	(499,901)	(4,315,361)	(1,364,737)	(510,608)	(237,340)	(114,026)	(1,258,173)	(3,486,823)	(36,733,548)

Unit transactions:
Purchases	—	—	2,200	2,200	—	2,200	—	33,079	31,282	648,902
Net transfers	(206)	(292,557)	(515,819)	(198,699)	11,403	8,546	3,775	(598,276)	81,812	319,906
Surrenders for benefit payments and fees	(721)	(155,449)	(682,293)	(578,651)	(93,558)	(19,553)	(12,285)	(1,465,178)	(735,342)	(8,373,786)
Other transactions	—	5	197	138	141	—	—	87	27	342
Death benefits	—	(15,545)	(99,215)	(22,950)	(118)	(17,256)	1,850	(379,241)	(69,354)	(2,459,339)
Net annuity transactions	—	(2,443)	(18,356)	(12,738)	(6,122)	(1,148)	—	(21,378)	(34,770)	93,534
Net increase (decrease) in net assets resulting from unit transactions	(927)	(465,989)	(1,313,286)	(810,700)	(88,254)	(27,211)	(6,660)	(2,430,907)	(726,345)	(9,770,441)
Net increase (decrease) in net assets	(3,605)	(965,890)	(5,628,647)	(2,175,437)	(598,862)	(264,551)	(120,686)	(3,689,080)	(4,213,168)	(46,503,989)

Net assets:
Beginning of period	19,783	2,227,739	14,555,715	7,828,324	2,315,416	771,179	303,620	19,332,992	13,729,445	136,294,665
End of period	$16,178	$1,261,849	$8,927,068	$5,652,887	$1,716,554	$506,628	$182,934	$15,643,912	$9,516,277	$89,790,676

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(313,744)	$(16,135)	$(23,382)	$(18,035)	$(3)	$32,006	$1,543	$2,700	$(5,596)	$34,703
Net realized gain (loss) on security transactions	8,169	74,213	32,766	(23,669)	15	(41,117)	3,357	(4,114)	(5,404)	189,657
Net realized gain distributions	1,638,775	107,698	245,793	256,638	540	—	224,378	17,564	—	1,692,771
Change in unrealized appreciation (depreciation) during the period	(6,069,047)	(400,595)	(751,602)	(715,240)	(914)	(157,196)	(430,613)	(81,274)	(39,015)	(4,204,536)
Net increase (decrease) in net assets resulting from operations	(4,735,847)	(234,819)	(496,425)	(500,306)	(362)	(166,307)	(201,335)	(65,124)	(50,015)	(2,287,405)

Unit transactions:
Purchases	118,544	29,309	10,022	—	—	—	—	2,200	—	990
Net transfers	(452,395)	251,354	(48,296)	(130,840)	(111)	(151,324)	(181)	8,798	(360)	95,424
Surrenders for benefit payments and fees	(1,917,410)	(166,338)	(184,989)	(99,066)	(122)	(72,052)	(95,285)	(6,589)	(13,674)	(899,363)
Other transactions	717	31	—	32	—	2	—	(1)	(1)	—
Death benefits	(449,280)	(120,334)	(21,172)	208	—	(2,399)	(7,254)	2,603	2,888	(215,395)
Net annuity transactions	(38,313)	(1,175)	—	(413)	—	(10,083)	(4,928)	(712)	(1,125)	(78,508)
Net increase (decrease) in net assets resulting from unit transactions	(2,738,137)	(7,153)	(244,435)	(230,079)	(233)	(235,856)	(107,648)	6,299	(12,272)	(1,096,852)
Net increase (decrease) in net assets	(7,473,984)	(241,972)	(740,860)	(730,385)	(595)	(402,163)	(308,983)	(58,825)	(62,287)	(3,384,257)

Net assets:
Beginning of period	29,564,425	2,525,573	2,328,812	1,588,764	3,432	1,458,385	2,248,081	266,567	376,534	15,894,352
End of period	$22,090,441	$2,283,601	$1,587,952	$858,379	$2,837	$1,056,222	$1,939,098	$207,742	$314,247	$12,510,095

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,693,511	$(83,057)	$179,937	$(433,194)	$40,068	$(18,514)	$(472,550)	$(133,164)	$(95,473)	$9,151
Net realized gain (loss) on security transactions	(3,134,945)	22,217	1,696,682	1,937,757	288,527	(62,681)	(168,561)	(311,878)	(83,792)	309,113
Net realized gain distributions	1,308,115	1,843,212	11,685,370	4,067,460	3,878,201	434,722	—	1,812,434	1,037,963	786,956
Change in unrealized appreciation (depreciation) during the period	(19,913,069)	(4,555,611)	(26,480,267)	(23,668,424)	(9,449,005)	(1,294,669)	(29,608)	(5,149,546)	(3,241,587)	(1,678,089)
Net increase (decrease) in net assets resulting from operations	(20,046,388)	(2,773,239)	(12,918,278)	(18,096,401)	(5,242,209)	(941,142)	(670,719)	(3,782,154)	(2,382,889)	(572,869)

Unit transactions:
Purchases	259,670	28,463	700,837	309,812	64,758	1,400	87,677	9,752	51,406	2,849
Net transfers	(366,796)	(29,018)	(2,852,289)	(1,689,588)	907,079	159,997	(1,995,188)	761,726	(58,051)	161,100
Surrenders for benefit payments and fees	(10,717,457)	(1,657,767)	(9,153,865)	(7,824,851)	(2,342,416)	(234,170)	(3,566,386)	(734,371)	(450,572)	(335,188)
Other transactions	630	272	1,457	457	523	(12)	(26)	153	(15)	(576)
Death benefits	(2,723,841)	(132,314)	(2,305,491)	(1,883,770)	(506,709)	(2,619)	(1,016,147)	(77,092)	(52,932)	(142,658)
Net annuity transactions	100,124	51,256	1,421	(63,002)	53,015	(1,855)	(119,207)	43,499	(24,130)	(45,702)
Net increase (decrease) in net assets resulting from unit transactions	(13,447,670)	(1,739,108)	(13,607,930)	(11,150,942)	(1,823,750)	(77,259)	(6,609,277)	3,667	(534,294)	(360,175)
Net increase (decrease) in net assets	(33,494,058)	(4,512,347)	(26,526,208)	(29,247,343)	(7,065,959)	(1,018,401)	(7,279,996)	(3,778,487)	(2,917,183)	(933,044)

Net assets:
Beginning of period	132,921,844	17,445,965	130,645,074	94,130,443	27,868,881	3,689,170	39,598,626	11,708,880	8,114,794	8,767,405
End of period	$99,427,786	$12,933,618	$104,118,866	$64,883,100	$20,802,922	$2,670,769	$32,318,630	$7,930,393	$5,197,611	$7,834,361

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(15,679)	$(17,416)	$303,696	$(59,043)	$(9,025)	$(3,803)	$(2,406)	$15	$(3,555)	$1,619
Net realized gain (loss) on security transactions	25,732	32,217	(198,528)	598,516	64,699	21,405	58,032	448	87,266	14,182
Net realized gain distributions	650,416	390,520	31,118	2,389,792	52,241	36,987	192,899	627	330,293	165,393
Change in unrealized appreciation (depreciation) during the period	(1,422,493)	(904,881)	(1,996,419)	(6,777,647)	(387,224)	(120,122)	(534,402)	(1,931)	(1,986,863)	(294,204)
Net increase (decrease) in net assets resulting from operations	(762,024)	(499,560)	(1,860,133)	(3,848,382)	(279,309)	(65,533)	(285,877)	(841)	(1,572,859)	(113,010)

Unit transactions:
Purchases	3,196	18,042	24,674	274,862	—	—	—	—	158	—
Net transfers	(131,673)	98,228	(171,224)	(1,308,228)	(261,438)	(29,323)	(80,698)	(892)	1,026,340	96,154
Surrenders for benefit payments and fees	(393,770)	(196,109)	(1,293,019)	(2,329,750)	(75,239)	(20,817)	(270,989)	(422)	(614,663)	(91,754)
Other transactions	1	—	1	29	—	1	147	—	10	11
Death benefits	(54,728)	(143,227)	(218,090)	(999,135)	—	—	(6,788)	—	(47,944)	(95)
Net annuity transactions	14,280	(2,909)	3,830	65,272	—	(1,478)	(20,463)	—	(70,902)	(17,830)
Net increase (decrease) in net assets resulting from unit transactions	(562,694)	(225,975)	(1,653,828)	(4,296,950)	(336,677)	(51,617)	(378,791)	(1,314)	292,999	(13,514)
Net increase (decrease) in net assets	(1,324,718)	(725,535)	(3,513,961)	(8,145,332)	(615,986)	(117,150)	(664,668)	(2,155)	(1,279,860)	(126,524)

Net assets:
Beginning of period	6,046,920	3,372,821	13,649,506	36,882,968	1,007,960	382,347	2,699,691	12,273	8,043,560	1,263,058
End of period	$4,722,202	$2,647,286	$10,135,545	$28,737,636	$391,974	$265,197	$2,035,023	$10,118	$6,763,700	$1,136,534

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$37,344	$12,248	$(38,140)	$(148,062)	$(60,904)	$(38,704)	$(39,877)	$(4,880)	$(34,413)	$(183,907)
Net realized gain (loss) on security transactions	(25,286)	(5,746)	(72,941)	(901,067)	(489,640)	67,734	320,269	(2,636)	(21,544)	127,301
Net realized gain distributions	31,181	—	326,006	4,966,695	1,800,200	667,295	273,323	34,508	631,792	4,332,247
Change in unrealized appreciation (depreciation) during the period	(359,522)	(58,388)	(1,252,969)	(15,282,211)	(5,792,708)	(903,174)	(1,368,424)	(106,180)	(1,552,695)	(9,325,241)
Net increase (decrease) in net assets resulting from operations	(316,283)	(51,886)	(1,038,044)	(11,364,645)	(4,543,052)	(206,849)	(814,709)	(79,188)	(976,860)	(5,049,600)

Unit transactions:
Purchases	—	2,200	4,825	—	240	1,170	—	—	300	30,603
Net transfers	(19,792)	464	131,561	(285,338)	477,553	(31,957)	46,235	(165)	(112,301)	579,022
Surrenders for benefit payments and fees	(78,118)	(9,574)	(291,303)	(538,924)	(254,599)	(254,007)	(487,828)	(30,576)	(153,197)	(973,084)
Other transactions	4	1	(4)	115	(87)	(77)	371	—	(8)	91
Death benefits	—	(1,661)	(62,386)	(233,364)	(31,315)	(42,719)	(172,204)	—	(37,498)	(356,690)
Net annuity transactions	(7,636)	—	(18,156)	(240,690)	(3,241)	(3,383)	(42,041)	—	4,097	(45,193)
Net increase (decrease) in net assets resulting from unit transactions	(105,542)	(8,570)	(235,463)	(1,298,201)	188,551	(330,973)	(655,467)	(30,741)	(298,607)	(765,251)
Net increase (decrease) in net assets	(421,825)	(60,456)	(1,273,507)	(12,662,846)	(4,354,501)	(537,822)	(1,470,176)	(109,929)	(1,275,467)	(5,814,851)

Net assets:
Beginning of period	2,037,352	257,750	4,022,896	19,288,325	7,026,691	4,135,904	6,284,681	436,159	3,096,473	16,059,988
End of period	$1,615,527	$197,294	$2,749,389	$6,625,479	$2,672,190	$3,598,082	$4,814,505	$326,230	$1,821,006	$10,245,137

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(631,791)	$(21,237)	$(200,477)	$401,609	$(781)	$(32,648)	$12,430	$(1,807)	$(37,473)	$(20,924)
Net realized gain (loss) on security transactions	181,160	20,705	401,256	(500,226)	(6,035)	(8,161)	17,532	(198,289)	251,081	37,816
Net realized gain distributions	7,491,221	1,119,971	1,778,804	162,745	150,102	382,435	56,464	1,218,966	2,160,854	400,003
Change in unrealized appreciation (depreciation) during the period	(26,378,395)	(1,978,101)	(5,184,488)	(365,364)	(454,835)	(1,243,134)	(237,111)	(3,169,015)	(3,972,567)	(1,194,272)
Net increase (decrease) in net assets resulting from operations	(19,337,805)	(858,662)	(3,204,905)	(301,236)	(311,549)	(901,508)	(150,685)	(2,150,145)	(1,598,105)	(777,377)

Unit transactions:
Purchases	370,397	882	27,132	33,790	600	—	1,509	24,294	18,952	1,405
Net transfers	1,824,020	(216,351)	54,649	158,118	89,425	(354,001)	(126,839)	1,052,715	(924,354)	15,734
Surrenders for benefit payments and fees	(3,581,313)	(221,559)	(1,485,177)	(655,967)	(65,989)	(153,539)	(143,223)	(1,036,437)	(508,717)	(223,888)
Other transactions	193	(6)	148	(118)	(4)	(1)	(1)	184	(269)	1
Death benefits	(1,188,243)	(87,659)	(297,779)	(236,701)	(12,108)	707	(27,193)	(254,102)	(84,501)	(74,893)
Net annuity transactions	41,096	(5,941)	15,019	(19,419)	(7,478)	(51,450)	6,576	(18,726)	12,698	22,300
Net increase (decrease) in net assets resulting from unit transactions	(2,533,850)	(530,634)	(1,686,008)	(720,297)	4,446	(558,284)	(289,171)	(232,072)	(1,486,191)	(259,341)
Net increase (decrease) in net assets	(21,871,655)	(1,389,296)	(4,890,913)	(1,021,533)	(307,103)	(1,459,792)	(439,856)	(2,382,217)	(3,084,296)	(1,036,718)

Net assets:
Beginning of period	59,236,458	4,027,045	18,776,147	8,089,504	1,734,178	3,141,093	1,868,435	13,094,732	10,055,645	3,325,112
End of period	$37,364,803	$2,637,749	$13,885,234	$7,067,971	$1,427,075	$1,681,301	$1,428,579	$10,712,515	$6,971,349	$2,288,394

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(147,197)	$(9,540)	$(2,419)	$(3,625)	$(18,129)	$(37,172)	$(720)	$9,690	$(12,701)	$(640)
Net realized gain (loss) on security transactions	(136,544)	20,306	188,918	(1,057)	144,667	764,282	183	(84,977)	(10,995)	330
Net realized gain distributions	1,438,061	142,341	410,141	32,175	738,439	428,185	10,563	—	140,091	9,386
Change in unrealized appreciation (depreciation) during the period	(2,774,347)	(516,241)	(850,488)	(80,846)	(1,522,544)	(1,283,884)	(26,058)	841	(510,108)	(21,866)
Net increase (decrease) in net assets resulting from operations	(1,620,027)	(363,134)	(253,848)	(53,353)	(657,567)	(128,589)	(16,032)	(74,446)	(393,713)	(12,790)

Unit transactions:
Purchases	31,338	14,340	2,550	—	126,721	56,178	—	360	266	—
Net transfers	(453,022)	(103,109)	357,395	(10,509)	7,902	(355,505)	1,332	(69,670)	155,961	—
Surrenders for benefit payments and fees	(944,271)	(107,923)	(353,980)	(7,839)	(923,596)	(1,129,131)	(2,287)	(29,304)	(142,313)	(1,888)
Other transactions	59	(112)	(228)	—	93	175	2	7	41	—
Death benefits	(236,737)	(108,616)	(62,315)	—	(354,683)	(269,864)	(625)	(1,028)	(31,735)	—
Net annuity transactions	(478)	(8,841)	(2,089)	—	(16,676)	(43,008)	—	(1,003)	(7,236)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,603,111)	(314,261)	(58,667)	(18,348)	(1,160,239)	(1,741,155)	(1,578)	(100,638)	(25,016)	(1,888)
Net increase (decrease) in net assets	(3,223,138)	(677,395)	(312,515)	(71,701)	(1,817,806)	(1,869,744)	(17,610)	(175,084)	(418,729)	(14,678)

Net assets:
Beginning of period	12,170,325	2,178,786	5,219,749	252,413	9,174,080	15,391,282	49,973	569,113	1,075,737	59,472
End of period	$8,947,187	$1,501,391	$4,907,234	$180,712	$7,356,274	$13,521,538	$32,363	$394,029	$657,008	$44,794

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$10,699	$(4,560)	$(5,144)
Net realized gain (loss) on security transactions	(11,007)	2,276	2,397
Net realized gain distributions	44,481	44,435	47,502
Change in unrealized appreciation (depreciation) during the period	(127,096)	(127,753)	(130,803)
Net increase (decrease) in net assets resulting from operations	(82,923)	(85,602)	(86,048)

Unit transactions:
Purchases	—	—	—
Net transfers	(80,369)	(2,931)	(687)
Surrenders for benefit payments and fees	(75,498)	(7,231)	(5,738)
Other transactions	—	—	—
Death benefits	(27,365)	—	—
Net annuity transactions	1,652	—	—
Net increase (decrease) in net assets resulting from unit transactions	(181,580)	(10,162)	(6,425)
Net increase (decrease) in net assets	(264,503)	(95,764)	(92,473)

Net assets:
Beginning of period	961,660	469,510	423,671
End of period	$697,157	$373,746	$331,198

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Balanced Wealth Strategy Portfolio. Change effective May 2, 2022.
(2) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(3) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(87,604)	$23,215	$(58,167)	$(21,725)	$(11)	$8,976	$7	$31,372	$(236,909)	$(123,598)
Net realized gain (loss) on security transactions	(20,826)	(191,883)	193,957	118,803	28	54	152	235,133	—	299,900
Net realized gain distributions	162,850	—	—	139,427	—	—	476	18,801	—	—
Change in unrealized appreciation (depreciation) during the period	757,341	2,203,829	1,538,119	(141,582)	(5,694)	(1,458)	(327)	493,433	—	2,894,047
Net increase (decrease) in net assets resulting from operations	811,761	2,035,161	1,673,909	94,923	(5,677)	7,572	308	778,739	(236,909)	3,070,349

Unit transactions:
Purchases	7,339	136,819	16,337	669	—	—	—	—	55,544	73,150
Net transfers	82,865	(654,972)	(24,342)	(170,265)	10,615	42,839	215	105,885	4,807,224	(1,254,480)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(639,580)	(2,482,710)	(632,631)	(164,953)	(3,050)	(9,580)	(237)	(429,882)	(4,927,196)	(1,289,551)
Other transactions	1	202	1	(13)	1	—	(1)	1	26	288
Death benefits	(98,172)	(450,220)	(269,813)	(48,937)	—	—	—	(70,230)	(486,574)	(258,267)
Net annuity transactions	8,124	(29,237)	(6,404)	(992)	—	(746)	—	(44,711)	(94,343)	(23,666)
Net increase (decrease) in net assets resulting from unit transactions	(639,423)	(3,480,118)	(916,852)	(384,491)	7,566	32,513	(23)	(438,937)	(645,319)	(2,752,526)
Net increase (decrease) in net assets	172,338	(1,444,957)	757,057	(289,568)	1,889	40,085	285	339,802	(882,228)	317,823

Net assets:
Beginning of period	7,283,438	23,395,140	5,235,770	1,618,236	116,052	249,630	6,633	4,650,041	16,039,372	13,133,741
End of period	$7,455,776	$21,950,183	$5,992,827	$1,328,668	$117,941	$289,715	$6,918	$4,989,843	$15,157,144	$13,451,564

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$45	$(30,496)	$(237,920)	$(57,372)	$17,050	$(14,655)	$(4,032)	$9,064	$(212,486)	$(1,879,495)
Net realized gain (loss) on security transactions	31	106,006	872,274	328,134	61,085	55,380	28,284	414,673	1,252,543	7,270,976
Net realized gain distributions	815	105,068	1,806,505	73,605	—	18,492	30,644	2,142,520	2,918,458	16,235,117
Change in unrealized appreciation (depreciation) during the period	(1,183)	87,157	95,667	1,107,892	(154,562)	(18,502)	(15,565)	1,306,961	(1,279,272)	8,013,700
Net increase (decrease) in net assets resulting from operations	(292)	267,735	2,536,526	1,452,259	(76,427)	40,715	39,331	3,873,218	2,679,243	29,640,298

Unit transactions:
Purchases	—	—	1,200	1,200	—	1,200	—	67,492	109,949	522,874
Net transfers	2,844	368,038	(226,144)	(7,696)	(33,472)	(1,616)	(37,936)	(715,726)	(362,473)	(2,561,479)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(701)	(156,924)	(986,194)	(577,831)	(99,192)	(50,450)	(32,390)	(1,725,632)	(1,999,885)	(10,679,321)
Other transactions	—	—	8	3	—	(1)	(1)	304	47	634
Death benefits	—	(29,981)	(322,597)	(84,880)	(9,200)	(10,076)	(2,860)	(325,502)	(201,689)	(3,149,974)
Net annuity transactions	—	(3,419)	33,359	21,673	(8,386)	(2,533)	—	(38,449)	(55,568)	(157,319)
Net increase (decrease) in net assets resulting from unit transactions	2,143	177,714	(1,500,368)	(647,531)	(150,250)	(63,476)	(73,187)	(2,737,513)	(2,509,619)	(16,024,585)
Net increase (decrease) in net assets	1,851	445,449	1,036,158	804,728	(226,677)	(22,761)	(33,856)	1,135,705	169,624	13,615,713

Net assets:
Beginning of period	17,932	1,782,290	13,519,557	7,023,596	2,542,093	793,940	337,476	18,197,287	13,559,821	122,678,952
End of period	$19,783	$2,227,739	$14,555,715	$7,828,324	$2,315,416	$771,179	$303,620	$19,332,992	$13,729,445	$136,294,665

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(356,459)	$(7,388)	$(30,181)	$(27,855)	$(5)	$29,887	$24,935	$(2,386)	$(2,977)	$(81,053)
Net realized gain (loss) on security transactions	1,494,965	148,558	229,524	31,551	171	(10,912)	21,483	11,061	(1,374)	500,413
Net realized gain distributions	4,622,187	198,109	231,865	173,057	83	—	—	6,079	—	813,109
Change in unrealized appreciation (depreciation) during the period	406,088	275,169	56,910	(69,436)	509	(9,868)	295,996	(34,907)	15,797	1,302,712
Net increase (decrease) in net assets resulting from operations	6,166,781	614,448	488,118	107,317	758	9,107	342,414	(20,153)	11,446	2,535,181

Unit transactions:
Purchases	48,687	8,630	581	—	—	—	—	1,200	—	9,050
Net transfers	(880,792)	337,618	(272,760)	171,409	(753)	(289,752)	(48,437)	3,093	800	(37,907)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,159,051)	(333,895)	(204,187)	(91,376)	(119)	(116,270)	(88,038)	(20,318)	(18,745)	(1,300,269)
Other transactions	2	—	1	—	—	—	—	(1)	(1)	42
Death benefits	(761,634)	(35,288)	(32,341)	(26,291)	—	(17,650)	(17,045)	(952)	(1,203)	(186,585)
Net annuity transactions	(23,369)	(1,556)	—	(2,087)	—	(11,121)	(6,332)	(1,031)	(2,093)	(52,976)
Net increase (decrease) in net assets resulting from unit transactions	(4,776,157)	(24,491)	(508,706)	51,655	(872)	(434,793)	(159,852)	(18,009)	(21,242)	(1,568,645)
Net increase (decrease) in net assets	1,390,624	589,957	(20,588)	158,972	(114)	(425,686)	182,562	(38,162)	(9,796)	966,536

Net assets:
Beginning of period	28,173,801	1,935,616	2,349,400	1,429,792	3,546	1,884,071	2,065,519	304,729	386,330	14,927,816
End of period	$29,564,425	$2,525,573	$2,328,812	$1,588,764	$3,432	$1,458,385	$2,248,081	$266,567	$376,534	$15,894,352

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,371,632	$(191,412)	$(272,419)	$(926,338)	$(133,739)	$(58,514)	$(343,360)	$(184,855)	$(138,186)	$(25,483)
Net realized gain (loss) on security transactions	222,601	782,854	3,022,875	4,179,776	1,405,236	161,376	(19,110)	766,326	550,673	298,186
Net realized gain distributions	3,357,245	1,528,364	6,084,578	3,792,053	—	594,788	—	1,449,647	686,477	293,187
Change in unrealized appreciation (depreciation) during the period	(8,131,483)	121,982	23,836,897	12,609,774	516,361	(380,373)	(350,434)	(1,969,367)	(858,116)	1,127,861
Net increase (decrease) in net assets resulting from operations	(3,180,005)	2,241,788	32,671,931	19,655,265	1,787,858	317,277	(712,904)	61,751	240,848	1,693,751

Unit transactions:
Purchases	590,019	58,809	515,162	603,435	99,065	1,400	245,112	36,949	15,454	31,439
Net transfers	14,062,182	(693,304)	(4,566,448)	(3,773,060)	568,267	(65,446)	5,206,057	265,786	(49,077)	(25,260)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(12,605,677)	(2,192,047)	(11,157,759)	(9,484,635)	(3,087,775)	(444,185)	(5,231,119)	(1,380,490)	(1,139,349)	(374,835)
Other transactions	6,008	2,195	3,111	4,338	1,141	(23)	2,014	1,113	337	538
Death benefits	(4,128,733)	(511,484)	(3,371,024)	(2,218,868)	(704,520)	(86,602)	(1,364,617)	(329,332)	(29,612)	(46,579)
Net annuity transactions	(27,524)	8,663	(228,339)	(212,578)	(26,735)	4,924	(54,779)	(8,398)	(15,329)	(140,981)
Net increase (decrease) in net assets resulting from unit transactions	(2,103,725)	(3,327,168)	(18,805,297)	(15,081,368)	(3,150,557)	(589,932)	(1,197,332)	(1,414,372)	(1,217,576)	(555,678)
Net increase (decrease) in net assets	(5,283,730)	(1,085,380)	13,866,634	4,573,897	(1,362,699)	(272,655)	(1,910,236)	(1,352,621)	(976,728)	1,138,073

Net assets:
Beginning of period	138,205,574	18,531,345	116,778,440	89,556,546	29,231,580	3,961,825	41,508,862	13,061,501	9,091,522	7,629,332
End of period	$132,921,844	$17,445,965	$130,645,074	$94,130,443	$27,868,881	$3,689,170	$39,598,626	$11,708,880	$8,114,794	$8,767,405

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(34,198)	$(27,615)	$197,304	$(150,667)	$(15,167)	$(4,749)	$(950)	$16
Net realized gain (loss) on security transactions	138,483	250,225	169,602	1,569,230	28,691	19,095	69,485	590
Net realized gain distributions	247,329	315,923	218,565	3,720,390	128,553	11,576	128,412	266
Change in unrealized appreciation (depreciation) during the period	1,032,757	188,224	(315,071)	3,413,851	40,117	53,954	111,377	1,676
Net increase (decrease) in net assets resulting from operations	1,384,371	726,757	270,400	8,552,804	182,194	79,876	308,324	2,548

Unit transactions:
Purchases	126,966	458,617	760,769	173,001	—	—	—	—
Net transfers	(516,230)	(54,860)	568,455	(1,176,666)	21,442	(4,124)	43	(1,324)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(487,944)	(460,829)	(1,661,724)	(3,140,602)	(51,432)	(31,239)	(207,844)	(426)
Other transactions	(1)	—	(4)	83	2	2	—	—
Death benefits	(333,939)	(815,970)	(1,550,173)	(1,051,299)	—	—	(25,355)	—
Net annuity transactions	657	(3,355)	(6,191)	(37,534)	—	(1,779)	(22,587)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,210,491)	(876,397)	(1,888,868)	(5,233,017)	(29,988)	(37,140)	(255,743)	(1,750)
Net increase (decrease) in net assets	173,880	(149,640)	(1,618,468)	3,319,787	152,206	42,736	52,581	798

Net assets:
Beginning of period	5,873,040	3,522,461	15,267,974	33,563,181	855,754	339,611	2,647,110	11,475
End of period	$6,046,920	$3,372,821	$13,649,506	$36,882,968	$1,007,960	$382,347	$2,699,691	$12,273

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(22,804)	$2,808	$38,767	$9,233	$(36,022)	$(316,237)	$(139,640)	$(52,572)	$(30,997)	$(5,661)
Net realized gain (loss) on security transactions	383,348	30,611	7,416	(1,173)	139,113	1,369,433	552,944	74,197	254,769	(3,579)
Net realized gain distributions	544,185	12,260	136,112	—	—	5,429,508	3,604,082	—	—	41,744
Change in unrealized appreciation (depreciation) during the period	886,846	148,229	(233,368)	(18,048)	(19,776)	(6,628,682)	(5,090,814)	887,283	1,178,279	39,381
Net increase (decrease) in net assets resulting from operations	1,791,575	193,908	(51,073)	(9,988)	83,315	(145,978)	(1,073,428)	908,908	1,402,051	71,885

Unit transactions:
Purchases	22,593	—	—	1,200	12,261	—	7,949	1,712	—	—
Net transfers	616,237	—	(274,002)	14,791	16,626	(222,794)	(308,547)	(54,873)	(3,108)	(60,542)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,042,256)	(90,794)	(141,193)	(17,124)	(496,365)	(1,063,221)	(1,042,427)	(351,522)	(259,793)	(15,109)
Other transactions	2	1	(5)	—	6	(130)	(644)	1	(15)	6
Death benefits	(156,371)	(17,361)	(29,223)	—	(116,965)	(243,340)	(104,474)	(63,414)	(124,651)	—
Net annuity transactions	(42,596)	(1,282)	21	—	(4,705)	(697,927)	(7,748)	(3,448)	(65,312)	—
Net increase (decrease) in net assets resulting from unit transactions	(602,391)	(109,436)	(444,402)	(1,133)	(589,142)	(2,227,412)	(1,455,891)	(471,544)	(452,879)	(75,645)
Net increase (decrease) in net assets	1,189,184	84,472	(495,475)	(11,121)	(505,827)	(2,373,390)	(2,529,319)	437,364	949,172	(3,760)

Net assets:
Beginning of period	6,854,376	1,178,586	2,532,827	268,871	4,528,723	21,661,715	9,556,010	3,698,540	5,335,509	439,919
End of period	$8,043,560	$1,263,058	$2,037,352	$257,750	$4,022,896	$19,288,325	$7,026,691	$4,135,904	$6,284,681	$436,159

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(49,036)	$(240,309)	$(878,282)	$(48,371)	$(266,440)	$(74,405)	$(12,870)	$(44,731)	$16,635	$(54,058)
Net realized gain (loss) on security transactions	245,691	1,012,260	3,121,084	194,205	1,672,859	(279,792)	53,457	218,216	65,563	353,219
Net realized gain distributions	350,348	854,171	3,036,716	226,010	1,199,383	—	44,798	262,604	26,040	489,622
Change in unrealized appreciation (depreciation) during the period	(74,309)	1,321,894	2,320,363	517,632	1,045,514	(398,364)	117,050	85,803	145,052	178,808
Net increase (decrease) in net assets resulting from operations	472,694	2,948,016	7,599,881	889,476	3,651,316	(752,561)	202,435	521,892	253,290	967,591

Unit transactions:
Purchases	80,747	263,622	308,799	10,572	122,557	104,521	56,781	210,919	2,162	305,154
Net transfers	(172,907)	(334,347)	(751,675)	(23,016)	(1,819,839)	272,738	36,153	62,897	(17,713)	235,448
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(297,623)	(1,501,756)	(4,909,661)	(503,693)	(2,160,902)	(870,431)	(195,126)	(174,813)	(174,279)	(1,637,250)
Other transactions	(8)	275	873	(4)	(1,017)	3	1	—	(2)	(175)
Death benefits	(112,074)	(700,052)	(1,410,101)	(128,234)	(438,290)	(341,159)	(109,424)	(264,689)	(41,472)	(479,212)
Net annuity transactions	(2,975)	(22,265)	(29,921)	(9,866)	(51,211)	400	41,875	(76,445)	89	(21,276)
Net increase (decrease) in net assets resulting from unit transactions	(504,840)	(2,294,523)	(6,791,686)	(654,241)	(4,348,702)	(833,928)	(169,740)	(242,131)	(231,215)	(1,597,311)
Net increase (decrease) in net assets	(32,146)	653,493	808,195	235,235	(697,386)	(1,586,489)	32,695	279,761	22,075	(629,720)

Net assets:
Beginning of period	3,128,619	15,406,495	58,428,263	3,791,810	19,473,533	9,675,993	1,701,483	2,861,332	1,846,360	13,724,452
End of period	$3,096,473	$16,059,988	$59,236,458	$4,027,045	$18,776,147	$8,089,504	$1,734,178	$3,141,093	$1,868,435	$13,094,732

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(84,887)	$(40,605)	$(102,255)	$(13,502)	$(14,935)	$(4,701)	$(20,684)	$(2,571)	$(934)	$(1,068)
Net realized gain (loss) on security transactions	946,219	219,115	(109,095)	139,853	235,584	1,309	188,850	763,449	1,512	(32,173)
Net realized gain distributions	861,653	321,999	—	121,468	182,307	17,529	—	—	6,145	—
Change in unrealized appreciation (depreciation) during the period	757,175	156,558	4,005,309	(4,234)	685,625	35,696	1,973,994	3,304,094	(2,269)	65,688
Net increase (decrease) in net assets resulting from operations	2,480,160	657,067	3,793,959	243,585	1,088,581	49,833	2,142,160	4,064,972	4,454	32,447

Unit transactions:
Purchases	211,767	2,703	48,815	212,365	49,815	—	4,281	65,566	—	360
Net transfers	(719,582)	(231,273)	(1,276,069)	96,778	130,848	9,717	(436,153)	(1,123,281)	2,883	10,144
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(761,763)	(238,026)	(1,384,947)	(253,091)	(370,527)	(7,353)	(767,947)	(1,589,363)	(3,699)	(47,160)
Other transactions	(39)	(3)	(942)	—	(1)	1	685	(154)	(2)	5
Death benefits	(431,371)	(51,553)	(174,884)	(285,567)	(142,373)	—	(451,898)	(520,775)	—	(1,405)
Net annuity transactions	10,624	(396)	(12,665)	36,908	64,828	—	(6,572)	(8,833)	—	(1,075)
Net increase (decrease) in net assets resulting from unit transactions	(1,690,364)	(518,548)	(2,800,692)	(192,607)	(267,410)	2,365	(1,657,604)	(3,176,840)	(818)	(39,131)
Net increase (decrease) in net assets	789,796	138,519	993,267	50,978	821,171	52,198	484,556	888,132	3,636	(6,684)

Net assets:
Beginning of period	9,265,849	3,186,593	11,177,058	2,127,808	4,398,578	200,215	8,689,524	14,503,150	46,337	575,797
End of period	$10,055,645	$3,325,112	$12,170,325	$2,178,786	$5,219,749	$252,413	$9,174,080	$15,391,282	$49,973	$569,113

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(18,269)	$(601)	$9,788	$(4,493)	$(5,032)
Net realized gain (loss) on security transactions	120,362	1,537	(4,696)	4,003	4,769
Net realized gain distributions	120,310	2,848	36,829	32,243	49,962
Change in unrealized appreciation (depreciation) during the period	(145,337)	8,045	75,625	58,628	33,372
Net increase (decrease) in net assets resulting from operations	77,066	11,829	117,546	90,381	83,071

Unit transactions:
Purchases	16,857	—	—	—	—
Net transfers	(80,075)	—	89	26,851	(1,299)
Net interfund transfers due to corporate actions	—	—	—	—	—
Surrenders for benefit payments and fees	(120,971)	(3,781)	(119,519)	(10,321)	(5,897)
Other transactions	—	(1)	183	—	1
Death benefits	(37,892)	—	(30,856)	—	—
Net annuity transactions	(9,383)	—	(68,131)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(231,464)	(3,782)	(218,234)	16,530	(7,195)
Net increase (decrease) in net assets	(154,398)	8,047	(100,688)	106,911	75,876

Net assets:
Beginning of period	1,230,135	51,425	1,062,348	362,599	347,795
End of period	$1,075,737	$59,472	$961,660	$469,510	$423,671

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2022

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Talcott Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Hedged Allocation Portfolio (Formerly AB VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Sustainable International Thematic Portfolio (Formerly AB VPS International Growth Portfolio), Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund (Formerly Invesco V.I. International Growth Fund), Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® The Bond Fund of America®, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® Global Small Capitalization Fund, Allspring VT Omega Growth Fund, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio, Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Investors Trust Series, MFS® Total Return Series, MFS® Value Series, BlackRock S&P 500 Index V.I. Fund, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Emerging Markets Debt Portfolio, Morgan Stanley VIF Emerging Markets Equity Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, Invesco V.I. Equally-Weighted S&P 500 Fund, Morgan Stanley VIF Global Franchise Portfolio, Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Global Fund, Invesco V.I. Main Street Fund®, Invesco V.I. Main Street Small Cap Fund®, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Multi-Cap Core Fund, Putnam VT Sustainable Leaders Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Large Cap Value Fund, Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Opportunity Fund, Morgan Stanley VIF Global Infrastructure Portfolio, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.

h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

d) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Charge maximum of 0.30%
MAV Plus Death Benefit Charge maximum of 0.30%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio+	$1,056,073	$950,093
AB VPS International Value Portfolio	$2,564,153	$2,727,146
AB VPS Small/Mid Cap Value Portfolio	$796,545	$894,333
AB VPS Sustainable International Thematic Portfolio+	$255,126	$199,074
Invesco V.I. Government Securities Fund	$410,761	$117,752
Invesco V.I. High Yield Fund	$134,118	$41,297
Invesco V.I. EQV International Equity Fund+	$1,312	$422
Invesco V.I. Diversified Dividend Fund	$1,019,962	$738,385
Invesco V.I. Government Money Market Fund	$6,645,659	$6,895,545
AB VPS Growth and Income Portfolio	$2,232,274	$2,646,477
American Funds Insurance Series® The Bond Fund of America®	$1,611	$2,035
American Funds Insurance Series® Global Growth Fund	$180,321	$502,104
American Funds Insurance Series® Growth Fund	$1,591,951	$1,543,401
American Funds Insurance Series® Growth-Income Fund	$754,262	$982,794
American Funds Insurance Series® International Fund	$342,342	$170,502
American Funds Insurance Series® Global Small Capitalization Fund	$208,003	$49,063
Allspring VT Omega Growth Fund	$56,073	$16,711
Fidelity® VIP Equity-Income Portfolio	$1,405,303	$3,270,158
Fidelity® VIP Growth Portfolio	$1,354,024	$1,370,992
Fidelity® VIP Contrafund® Portfolio	$7,455,545	$13,465,785
Fidelity® VIP Mid Cap Portfolio	$2,456,915	$3,870,020
Fidelity® VIP Value Strategies Portfolio	$896,582	$812,171
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$328,970	$350,994
Franklin Small-Mid Cap Growth VIP Fund	$273,248	$264,724
Franklin Small Cap Value VIP Fund	$773	$469
Franklin Strategic Income VIP Fund	$52,348	$256,197
Franklin Mutual Shares VIP Fund	$269,073	$150,800
Templeton Developing Markets VIP Fund	$54,801	$28,237
Templeton Growth VIP Fund	$15,372	$33,239
Hartford Balanced HLS Fund	$2,508,149	$1,877,526
Hartford Total Return Bond HLS Fund	$9,245,799	$19,691,817
Hartford Capital Appreciation HLS Fund	$2,447,373	$2,426,325
Hartford Dividend and Growth HLS Fund	$14,965,009	$16,707,637
Hartford Disciplined Equity HLS Fund	$6,444,718	$13,961,392
Hartford International Opportunities HLS Fund	$5,856,713	$3,762,189
Hartford MidCap HLS Fund	$651,200	$312,252
Hartford Ultrashort Bond HLS Fund	$2,453,203	$9,535,026
Hartford Small Company HLS Fund	$3,141,642	$1,458,706
Hartford SmallCap Growth HLS Fund	$1,421,991	$1,013,795
Hartford Stock HLS Fund	$1,363,049	$927,120
Lord Abbett Series Fund - Fundamental Equity Portfolio	$860,436	$788,393
Lord Abbett Series Fund - Dividend Growth Portfolio	$575,788	$428,661
Lord Abbett Series Fund - Bond Debenture Portfolio	$964,895	$2,283,910
Lord Abbett Series Fund - Growth and Income Portfolio	$3,029,274	$4,995,475
MFS® Growth Series	$54,964	$348,424
MFS® Investors Trust Series	$40,172	$58,605
MFS® Total Return Series	$262,690	$450,988
MFS® Value Series	$746	$1,418
BlackRock S&P 500 Index V.I. Fund	$1,562,621	$942,886
Invesco V.I. Equity and Income Fund	$293,146	$139,648
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$104,160	$141,177
Morgan Stanley VIF Emerging Markets Debt Portfolio	$19,358	$15,680
Morgan Stanley VIF Emerging Markets Equity Portfolio	$539,400	$486,996
Morgan Stanley VIF Growth Portfolio	$5,146,373	$1,625,941
Morgan Stanley VIF Discovery Portfolio	$2,378,594	$450,745
Invesco V.I. American Value Fund	$1,152,970	$855,354
Invesco V.I. Equally-Weighted S&P 500 Fund	$499,865	$921,887
Morgan Stanley VIF Global Franchise Portfolio	$36,969	$38,082
Invesco V.I. Discovery Mid Cap Growth Fund	$773,729	$474,955
Invesco V.I. Capital Appreciation Fund	$5,115,124	$1,732,033
Invesco V.I. Global Fund	$9,573,389	$5,247,814
Invesco V.I. Main Street Fund®	$1,184,789	$616,689
Invesco V.I. Main Street Small Cap Fund®	$2,280,891	$2,388,572
Putnam VT Diversified Income Fund	$1,357,328	$1,513,271
Putnam VT Global Asset Allocation Fund	$389,602	$235,838
Putnam VT Growth Opportunities Fund	$491,363	$699,861
Putnam VT International Value Fund	$337,775	$558,052
Putnam VT International Equity Fund	$2,504,294	$1,519,208
Putnam VT Multi-Cap Core Fund	$2,471,886	$1,834,697
Putnam VT Sustainable Leaders Fund	$668,100	$548,362
Putnam VT Small Cap Value Fund	$1,903,539	$2,215,786
Putnam VT George Putnam Balanced Fund	$240,887	$422,347
Putnam VT Large Cap Value Fund	$1,252,389	$903,333
Pioneer Fund VCT Portfolio	$33,336	$23,135
Invesco V.I. Growth and Income Fund	$1,505,175	$1,945,102
Invesco V.I. Comstock Fund	$1,840,826	$3,190,966
Invesco V.I. American Franchise Fund	$11,286	$3,021
Allspring VT International Equity Fund	$51,601	$142,550
Allspring VT Small Cap Growth Fund	$348,365	$245,992
Allspring VT Opportunity Fund	$9,387	$2,529
Morgan Stanley VIF Global Infrastructure Portfolio	$110,912	$237,312
MFS® Core Equity Portfolio	$46,074	$16,360
MFS® Massachusetts Investors Growth Stock Portfolio	$49,081	$13,149
+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Hedged Allocation Portfolio+	17,354	48,029	(30,675)
AB VPS International Value Portfolio	202,756	257,956	(55,200)
AB VPS Small/Mid Cap Value Portfolio	1,589	26,102	(24,513)
AB VPS Sustainable International Thematic Portfolio+	9,270	17,565	(8,295)
Invesco V.I. Government Securities Fund	43,113	12,712	30,401
Invesco V.I. High Yield Fund	12,283	2,865	9,418
Invesco V.I. EQV International Equity Fund+	39	24	15
Invesco V.I. Diversified Dividend Fund	14,392	26,882	(12,490)
Invesco V.I. Government Money Market Fund	707,901	729,888	(21,987)
AB VPS Growth and Income Portfolio	24,513	188,252	(163,739)
American Funds Insurance Series® The Bond Fund of America®	89	182	(93)
American Funds Insurance Series® Global Growth Fund	360	14,277	(13,917)
American Funds Insurance Series® Growth Fund	858	31,572	(30,714)
American Funds Insurance Series® Growth-Income Fund	1,763	24,049	(22,286)
American Funds Insurance Series® International Fund	4,803	9,902	(5,099)
American Funds Insurance Series® Global Small Capitalization Fund	377	1,282	(905)
Allspring VT Omega Growth Fund	2,357	4,952	(2,595)
Fidelity® VIP Equity-Income Portfolio	23,085	117,368	(94,283)
Fidelity® VIP Growth Portfolio	11,023	26,678	(15,655)
Fidelity® VIP Contrafund® Portfolio	70,823	334,191	(263,368)
Fidelity® VIP Mid Cap Portfolio	24,871	110,898	(86,027)
Fidelity® VIP Value Strategies Portfolio	25,581	26,169	(588)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	2,833	11,050	(8,217)
Franklin Small-Mid Cap Growth VIP Fund	1,275	11,040	(9,765)
Franklin Small Cap Value VIP Fund	8	16	(8)
Franklin Strategic Income VIP Fund	17	11,099	(11,082)
Franklin Mutual Shares VIP Fund	321	4,571	(4,250)
Templeton Developing Markets VIP Fund	1,257	1,146	111
Templeton Growth VIP Fund	829	1,611	(782)
Hartford Balanced HLS Fund	205,280	532,651	(327,371)
Hartford Total Return Bond HLS Fund	2,016,205	7,552,428	(5,536,223)
Hartford Capital Appreciation HLS Fund	16,169	69,894	(53,725)
Hartford Dividend and Growth HLS Fund	301,304	2,646,477	(2,345,173)
Hartford Disciplined Equity HLS Fund	389,209	2,701,118	(2,311,909)
Hartford International Opportunities HLS Fund	747,721	1,384,333	(636,612)
Hartford MidCap HLS Fund	18,374	26,519	(8,145)
Hartford Ultrashort Bond HLS Fund	1,896,884	7,481,529	(5,584,645)
Hartford Small Company HLS Fund	253,817	258,613	(4,796)
Hartford SmallCap Growth HLS Fund	78,126	216,837	(138,711)
Hartford Stock HLS Fund	120,731	211,331	(90,600)
Lord Abbett Series Fund - Fundamental Equity Portfolio	6,654	26,030	(19,376)
Lord Abbett Series Fund - Dividend Growth Portfolio	5,081	12,030	(6,949)
Lord Abbett Series Fund - Bond Debenture Portfolio	30,501	114,655	(84,154)
Lord Abbett Series Fund - Growth and Income Portfolio	14,480	193,864	(179,384)
MFS® Growth Series	77	13,650	(13,573)
MFS® Investors Trust Series	49	3,069	(3,020)
MFS® Total Return Series	1,096	15,113	(14,017)
MFS® Value Series	(1)	46	(47)
BlackRock S&P 500 Index V.I. Fund	78,899	57,761	21,138
Invesco V.I. Equity and Income Fund	4,036	5,557	(1,521)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	541	9,866	(9,325)
Morgan Stanley VIF Emerging Markets Debt Portfolio	137	1,387	(1,250)
Morgan Stanley VIF Emerging Markets Equity Portfolio	12,355	25,194	(12,839)
Morgan Stanley VIF Growth Portfolio	6,546	47,206	(40,660)
Morgan Stanley VIF Discovery Portfolio	13,170	8,773	4,397
Invesco V.I. American Value Fund	13,523	24,535	(11,012)
Invesco V.I. Equally-Weighted S&P 500 Fund	3,996	13,770	(9,774)
Morgan Stanley VIF Global Franchise Portfolio	9	635	(626)
Invesco V.I. Discovery Mid Cap Growth Fund	4,880	14,418	(9,538)
Invesco V.I. Capital Appreciation Fund	26,312	50,503	(24,191)
Invesco V.I. Global Fund	80,600	177,277	(96,677)
Invesco V.I. Main Street Fund®	1,249	20,582	(19,333)
Invesco V.I. Main Street Small Cap Fund®	16,020	67,544	(51,524)
Putnam VT Diversified Income Fund	35,704	68,128	(32,424)
Putnam VT Global Asset Allocation Fund	4,447	5,151	(704)
Putnam VT Growth Opportunities Fund	5,149	28,178	(23,029)
Putnam VT International Value Fund	27,888	58,963	(31,075)
Putnam VT International Equity Fund	60,836	72,456	(11,620)
Putnam VT Multi-Cap Core Fund	10,001	70,926	(60,925)
Putnam VT Sustainable Leaders Fund	5,946	11,758	(5,812)
Putnam VT Small Cap Value Fund	9,293	42,013	(32,720)
Putnam VT George Putnam Balanced Fund	3,935	17,214	(13,279)
Putnam VT Large Cap Value Fund	16,946	18,626	(1,680)
Pioneer Fund VCT Portfolio	94	2,406	(2,312)
Invesco V.I. Growth and Income Fund	18,286	49,458	(31,172)
Invesco V.I. Comstock Fund	32,784	76,609	(43,825)
Invesco V.I. American Franchise Fund	17	52	(35)
Allspring VT International Equity Fund	24,963	110,352	(85,389)
Allspring VT Small Cap Growth Fund	5,850	6,970	(1,120)
Allspring VT Opportunity Fund	—	61	(61)
Morgan Stanley VIF Global Infrastructure Portfolio	2,853	15,641	(12,788)
MFS® Core Equity Portfolio	19	472	(453)
MFS® Massachusetts Investors Growth Stock Portfolio	56	311	(255)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	6,038	36,308	(30,270)
AB VPS International Value Portfolio	101,443	424,794	(323,351)
AB VPS Small/Mid Cap Value Portfolio	14,047	43,270	(29,223)
AB VPS International Growth Portfolio	5,943	36,399	(30,456)
Invesco V.I. Government Securities Fund	1,065	324	741
Invesco V.I. High Yield Fund	3,063	783	2,280
Invesco V.I. International Growth Fund	24	25	(1)
Invesco V.I. Diversified Dividend Fund	6,850	24,531	(17,681)
Invesco V.I. Government Money Market Fund	1,016,907	1,086,014	(69,107)
AB VPS Growth and Income Portfolio	28,049	247,817	(219,768)
American Funds Insurance Series® The Bond Fund of America®	257	68	189
American Funds Insurance Series® Global Growth Fund	10,366	5,616	4,750
American Funds Insurance Series® Growth Fund	2,712	34,112	(31,400)
American Funds Insurance Series® Growth-Income Fund	8,262	25,827	(17,565)
American Funds Insurance Series® International Fund	2,649	12,401	(9,752)
American Funds Insurance Series® Global Small Capitalization Fund	1,214	2,797	(1,583)
Allspring VT Omega Growth Fund	—	21,507	(21,507)
Fidelity® VIP Equity-Income Portfolio	14,267	124,513	(110,246)
Fidelity® VIP Growth Portfolio	20,775	69,369	(48,594)
Fidelity® VIP Contrafund® Portfolio	59,406	438,431	(379,025)
Fidelity® VIP Mid Cap Portfolio	25,833	164,955	(139,122)
Fidelity® VIP Value Strategies Portfolio	20,156	21,099	(943)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	5,807	21,693	(15,886)
Franklin Small-Mid Cap Growth VIP Fund	6,318	4,269	2,049
Franklin Small Cap Value VIP Fund	7	38	(31)
Franklin Strategic Income VIP Fund	510	20,810	(20,300)
Franklin Mutual Shares VIP Fund	3,077	9,697	(6,620)
Templeton Developing Markets VIP Fund	1,078	1,497	(419)
Templeton Growth VIP Fund	54	1,213	(1,159)
Hartford Balanced HLS Fund	72,941	565,001	(492,060)
Hartford Total Return Bond HLS Fund	5,017,499	5,628,226	(610,727)
Hartford Capital Appreciation HLS Fund	7,888	104,404	(96,516)
Hartford Dividend and Growth HLS Fund	336,285	3,736,075	(3,399,790)
Hartford Disciplined Equity HLS Fund	270,581	3,283,045	(3,012,464)
Hartford International Opportunities HLS Fund	379,124	1,425,545	(1,046,421)
Hartford MidCap HLS Fund	8,429	54,688	(46,259)
Hartford Ultrashort Bond HLS Fund	4,537,778	5,853,073	(1,315,295)
Hartford Small Company HLS Fund	149,022	365,095	(216,073)
Hartford SmallCap Growth HLS Fund	87,208	270,773	(183,565)
Hartford Stock HLS Fund	27,885	181,017	(153,132)
Lord Abbett Series Fund - Fundamental Equity Portfolio	1,792	44,063	(42,271)
Lord Abbett Series Fund - Dividend Growth Portfolio	3,615	30,015	(26,400)
Lord Abbett Series Fund - Bond Debenture Portfolio	40,032	126,281	(86,249)
Lord Abbett Series Fund - Growth and Income Portfolio	54,717	278,357	(223,640)
MFS® Growth Series	679	2,087	(1,408)
MFS® Investors Trust Series	35	1,726	(1,691)
MFS® Total Return Series	723	10,312	(9,589)
MFS® Value Series	—	65	(65)
BlackRock S&P 500 Index V.I. Fund	65,995	102,977	(36,982)
Invesco V.I. Equity and Income Fund	513	5,025	(4,512)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	13,309	45,683	(32,374)
Morgan Stanley VIF Emerging Markets Debt Portfolio	2,193	1,118	1,075
Morgan Stanley VIF Emerging Markets Equity Portfolio	15,431	40,776	(25,345)
Morgan Stanley VIF Growth Portfolio	2,952	37,139	(34,187)
Morgan Stanley VIF Discovery Portfolio	25,014	41,341	(16,327)
Invesco V.I. American Value Fund	10,678	26,837	(16,159)
Invesco V.I. Equally-Weighted S&P 500 Fund	1,787	8,698	(6,911)
Morgan Stanley VIF Global Franchise Portfolio	721	2,012	(1,291)
Invesco V.I. Discovery Mid Cap Growth Fund	7,936	21,481	(13,545)
Invesco V.I. Capital Appreciation Fund	22,487	86,418	(63,931)
Invesco V.I. Global Fund	50,247	243,217	(192,970)
Invesco V.I. Main Street Fund®	6,020	26,363	(20,343)
Invesco V.I. Main Street Small Cap Fund®	19,227	142,112	(122,885)
Putnam VT Diversified Income Fund	22,216	57,518	(35,302)
Putnam VT Global Asset Allocation Fund	1,919	6,606	(4,687)
Putnam VT Growth Opportunities Fund	19,534	29,733	(10,199)
Putnam VT International Value Fund	23,664	46,305	(22,641)
Putnam VT International Equity Fund	37,551	116,441	(78,890)
Putnam VT Multi-Cap Core Fund	28,438	96,509	(68,071)
Putnam VT Sustainable Leaders Fund	3,116	13,181	(10,065)
Putnam VT Small Cap Value Fund	24,787	83,377	(58,590)
Putnam VT George Putnam Balanced Fund	15,854	25,096	(9,242)
Putnam VT Large Cap Value Fund	13,655	19,491	(5,836)
Pioneer Fund VCT Portfolio	364	1,713	(1,349)
Invesco V.I. Growth and Income Fund	13,328	61,595	(48,267)
Invesco V.I. Comstock Fund	17,158	107,323	(90,165)
Invesco V.I. American Franchise Fund	39	53	(14)
Allspring VT International Equity Fund	15,665	44,422	(28,757)
Allspring VT Small Cap Growth Fund	970	5,846	(4,876)
Allspring VT Opportunity Fund	—	107	(107)
Morgan Stanley VIF Global Infrastructure Portfolio	1,083	16,124	(15,041)
MFS® Core Equity Portfolio	1,442	572	870
MFS® Massachusetts Investors Growth Stock Portfolio	30	310	(280)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Hedged Allocation Portfolio+
2022	303,103	$18.446786	to	$20.064446	$5,387,445	0.75%	to	2.65%	3.08%	to	3.58%	(21.28)%	to	(19.77)%
2021	333,778	$23.434843	to	$25.009654	$7,455,776	0.75%	to	2.65%	0.26%	to	0.26%	10.40%	to	12.52%
2020	364,048	$21.227030	to	$22.227308	$7,283,438	0.75%	to	2.65%	2.16%	to	2.17%	6.40%	to	8.44%
2019	432,000	$19.951070	to	$20.498130	$7,999,956	0.75%	to	2.65%	2.33%	to	2.56%	15.11%	to	17.32%
2018	608,561	$17.331636	to	$17.471999	$9,653,465	0.75%	to	2.65%	1.38%	to	1.69%	(8.86)%	to	(7.11)%
AB VPS International Value Portfolio
2022	1,903,468	$10.778252	to	$12.009144	$18,091,335	0.75%	to	2.70%	4.00%	to	4.17%	(16.09)%	to	(14.44)%
2021	1,958,668	$12.597182	to	$14.312364	$21,950,183	0.75%	to	2.70%	1.70%	to	1.71%	7.90%	to	10.03%
2020	2,282,019	$11.449274	to	$13.264223	$23,395,140	0.75%	to	2.70%	1.56%	to	1.58%	(0.51)%	to	1.45%
2019	2,296,229	$11.285929	to	$13.332472	$23,373,986	0.75%	to	2.70%	0.82%	to	0.83%	13.68%	to	15.92%
2018	2,430,700	$9.736154	to	$11.727917	$21,495,004	0.75%	to	2.70%	0.62%	to	1.12%	(25.03)%	to	(23.55)%
AB VPS Small/Mid Cap Value Portfolio
2022	148,578	$31.267339	to	$35.042020	$4,252,546	0.95%	to	2.65%	0.82%	to	0.83%	(18.02)%	to	(16.61)%
2021	173,091	$37.497188	to	$42.745107	$5,992,827	0.95%	to	2.65%	0.61%	to	0.61%	32.06%	to	34.32%
2020	202,314	$27.915509	to	$32.367390	$5,235,770	0.95%	to	2.65%	0.80%	to	0.87%	0.36%	to	2.08%
2019	238,523	$27.346891	to	$32.251700	$6,079,317	0.95%	to	2.65%	0.32%	to	0.32%	16.77%	to	18.77%
2018	282,627	$23.025162	to	$27.619903	$6,073,710	0.95%	to	2.65%	0.19%	to	0.23%	(17.51)%	to	(16.10)%
AB VPS Sustainable International Thematic Portfolio+
2022	88,406	$10.564730	to	$16.267568	$864,584	0.75%	to	2.65%	—%	to	—%	(29.70)%	to	(28.35)%
2021	96,701	$14.744088	to	$23.139121	$1,328,668	0.75%	to	2.65%	—%	to	—%	5.18%	to	7.20%
2020	127,157	$13.753754	to	$21.998874	$1,618,236	0.75%	to	2.65%	1.01%	to	1.13%	26.21%	to	28.63%
2019	139,598	$10.692174	to	$17.429695	$1,391,135	0.75%	to	2.65%	0.27%	to	0.28%	23.91%	to	26.28%
2018	170,662	$8.466970	to	$14.066716	$1,351,802	0.75%	to	2.65%	0.42%	to	0.42%	(19.76)%	to	(18.22)%
Invesco V.I. Government Securities Fund
2022	42,458	$8.195607	to	$9.082416	$378,654	1.15%	to	2.60%	1.69%	to	2.71%	(12.87)%	to	(9.18)%
2021	12,057	$9.406589	to	$10.254823	$117,941	1.80%	to	2.60%	2.20%	to	2.24%	(4.94)%	to	(4.17)%
2020	11,316	$9.895252	to	$10.701582	$116,052	1.80%	to	2.60%	2.20%	to	2.30%	3.25%	to	4.08%
2019	11,587	$9.583613	to	$10.281978	$114,672	1.80%	to	2.60%	—%	to	2.28%	3.04%	to	3.86%
2018	17,308	$9.301261	to	$10.055015	$166,254	1.60%	to	2.60%	—%	to	1.97%	(2.28)%	to	(1.30)%
Invesco V.I. High Yield Fund
2022	29,774	$9.271448	to	$10.984969	$337,766	0.75%	to	2.85%	4.38%	to	4.82%	(12.10)%	to	(7.29)%
2021	20,356	$12.496733	to	$14.613243	$289,715	1.40%	to	2.85%	4.56%	to	4.74%	1.45%	to	2.93%
2020	18,076	$12.318201	to	$14.197131	$249,630	1.40%	to	2.85%	5.60%	to	5.74%	0.42%	to	1.88%
2019	21,453	$12.267129	to	$13.934818	$291,710	1.40%	to	2.85%	5.69%	to	5.92%	10.32%	to	11.93%
2018	23,227	$11.119509	to	$12.546798	$283,427	1.30%	to	2.85%	4.89%	to	5.04%	(6.07)%	to	(4.60)%
Invesco V.I. EQV International Equity Fund+
2022	424	$13.657031	to	$13.657031	$5,783	1.00%	to	1.00%	1.47%	to	1.47%	(19.32)%	to	(19.32)%
2021	409	$16.926482	to	$16.926482	$6,918	1.00%	to	1.00%	1.10%	to	1.10%	4.56%	to	4.56%
2020	410	$16.188985	to	$16.188985	$6,633	1.00%	to	1.00%	2.16%	to	2.16%	12.61%	to	12.61%
2019	422	$14.376364	to	$14.376364	$6,074	1.00%	to	1.00%	1.27%	to	1.27%	26.96%	to	26.96%
2018	451	$11.323201	to	$11.323201	$5,105	1.00%	to	1.00%	1.85%	to	1.85%	(16.05)%	to	(16.05)%
Invesco V.I. Diversified Dividend Fund
2022	181,557	$21.319722	to	$25.447325	$4,500,666	1.30%	to	2.55%	1.58%	to	1.82%	(4.40)%	to	(2.95)%
2021	194,047	$22.299835	to	$26.220885	$4,989,843	1.30%	to	2.55%	1.92%	to	2.11%	15.61%	to	17.36%
2020	211,728	$19.288869	to	$22.342569	$4,650,041	1.30%	to	2.55%	2.78%	to	3.04%	(2.65)%	to	(1.15)%
2019	243,504	$19.813869	to	$22.602936	$5,421,761	1.30%	to	2.55%	2.64%	to	2.88%	21.63%	to	23.48%
2018	277,989	$16.289988	to	$18.305504	$5,021,119	1.30%	to	2.55%	2.12%	to	2.36%	(10.14)%	to	(8.77)%
Invesco V.I. Government Money Market Fund
2022	1,625,723	$8.625496	to	$9.868202	$14,907,266	0.75%	to	2.85%	1.24%	to	1.46%	(1.59)%	to	0.70%
2021	1,647,710	$8.764919	to	$9.799820	$15,157,144	0.75%	to	2.85%	—%	to	0.01%	(2.80)%	to	(0.74)%
2020	1,716,817	$9.017706	to	$9.872922	$16,039,372	0.75%	to	2.85%	0.21%	to	0.26%	(2.60)%	to	(0.46)%
2019	1,476,180	$9.258696	to	$9.918056	$13,983,602	0.75%	to	2.85%	0.71%	to	1.63%	(1.21)%	to	1.14%
2018	1,666,085	$9.372312	to	$9.806648	$15,733,351	0.75%	to	2.85%	0.11%	to	1.29%	(1.55)%	to	0.79%
AB VPS Growth and Income Portfolio
2022	796,041	$12.644319	to	$13.600517	$10,502,854	0.75%	to	2.65%	1.06%	to	1.10%	(6.92)%	to	(5.13)%
2021	959,780	$13.584235	to	$14.336472	$13,451,564	0.75%	to	2.65%	0.63%	to	0.64%	24.50%	to	26.88%
2020	1,179,548	$10.911315	to	$11.299007	$13,133,741	0.75%	to	2.65%	1.34%	to	1.38%	(0.21)%	to	1.71%
2019♦	1,186,565	$10.933892	to	$11.109324	$13,093,914	0.75%	to	2.65%	0.91%	to	1.01%	9.34%	to	11.09%
American Funds Insurance Series® The Bond Fund of America®
2022	1,657	$9.765234	to	$9.765234	$16,178	1.00%	to	1.00%	2.67%	to	2.67%	(13.62)%	to	(13.62)%
2021	1,750	$11.304674	to	$11.304674	$19,783	1.00%	to	1.00%	1.22%	to	1.22%	(1.58)%	to	(1.58)%
2020	1,561	$11.485731	to	$11.485731	$17,932	1.00%	to	1.00%	1.92%	to	1.92%	8.29%	to	8.29%
2019	1,573	$10.606271	to	$10.606271	$16,683	1.00%	to	1.00%	2.40%	to	2.40%	8.00%	to	8.00%
2018	1,742	$9.820978	to	$9.820978	$17,107	1.00%	to	1.00%	2.28%	to	2.28%	(1.87)%	to	(1.87)%
American Funds Insurance Series® Global Growth Fund
2022	40,093	$33.283094	to	$41.943495	$1,261,849	1.40%	to	2.85%	0.63%	to	0.65%	(26.86)%	to	(25.79)%
2021	54,010	$45.504456	to	$56.517652	$2,227,739	1.40%	to	2.85%	0.33%	to	0.35%	13.15%	to	14.80%
2020	49,260	$40.216053	to	$49.230442	$1,782,290	1.40%	to	2.85%	0.34%	to	0.35%	26.80%	to	28.65%
2019	60,498	$31.715873	to	$38.266289	$1,722,482	1.40%	to	2.85%	1.07%	to	1.08%	31.48%	to	33.40%
2018	69,456	$24.122725	to	$28.686099	$1,496,986	1.40%	to	2.85%	0.63%	to	0.64%	(11.60)%	to	(10.31)%
American Funds Insurance Series® Growth Fund
2022	248,561	$17.033506	to	$46.496267	$8,927,068	1.00%	to	2.85%	0.10%	to	0.32%	(31.91)%	to	(30.81)%
2021	279,275	$24.618843	to	$68.286186	$14,555,715	1.00%	to	2.85%	0.06%	to	0.22%	18.56%	to	20.47%
2020	310,675	$20.435039	to	$57.594694	$13,519,557	1.00%	to	2.85%	0.22%	to	0.30%	47.81%	to	50.21%
2019	358,492	$13.604692	to	$38.964778	$10,424,084	1.00%	to	2.85%	0.57%	to	0.74%	27.10%	to	29.14%
2018	409,434	$10.534660	to	$30.656789	$9,213,683	1.00%	to	2.85%	0.25%	to	0.42%	(3.05)%	to	(1.49)%
American Funds Insurance Series® Growth-Income Fund
2022	166,037	$34.650125	to	$36.758262	$5,652,887	1.40%	to	2.85%	1.14%	to	1.27%	(18.84)%	to	(17.66)%
2021	188,323	$42.694898	to	$44.639542	$7,828,324	1.40%	to	2.85%	1.11%	to	1.12%	20.61%	to	22.37%
2020	205,888	$35.399020	to	$36.478870	$7,023,596	1.40%	to	2.85%	1.33%	to	1.57%	10.36%	to	11.97%
2019	237,522	$32.077355	to	$32.580003	$7,270,258	1.40%	to	2.85%	1.64%	to	1.65%	22.59%	to	24.38%
2018	264,787	$26.165699	to	$26.193233	$6,537,074	1.40%	to	2.85%	1.37%	to	1.40%	(4.55)%	to	(3.15)%
American Funds Insurance Series® International Fund
2022	150,632	$9.528196	to	$16.967527	$1,716,554	1.00%	to	2.65%	1.57%	to	1.71%	(22.86)%	to	(21.81)%
2021	155,731	$12.185706	to	$21.996124	$2,315,416	1.00%	to	2.65%	2.29%	to	2.37%	(4.07)%	to	(2.69)%
2020	165,483	$12.522654	to	$22.929991	$2,542,093	1.00%	to	2.65%	0.46%	to	0.66%	10.99%	to	12.53%
2019	176,501	$11.128469	to	$20.659169	$2,465,356	1.00%	to	2.65%	1.29%	to	1.41%	19.67%	to	21.45%
2018	195,207	$9.163194	to	$17.263574	$2,303,597	1.00%	to	2.65%	1.56%	to	1.67%	(15.41)%	to	(14.27)%
American Funds Insurance Series® Global Small Capitalization Fund
2022	18,095	$26.733580	to	$35.019591	$506,628	1.40%	to	2.65%	—%	to	—%	(31.40)%	to	(30.54)%
2021	19,000	$38.970701	to	$50.413818	$771,179	1.40%	to	2.65%	—%	to	—%	3.95%	to	5.25%
2020	20,583	$37.491086	to	$47.897070	$793,940	1.40%	to	2.65%	0.16%	to	0.17%	26.33%	to	27.92%
2019	23,801	$29.676823	to	$37.443065	$717,282	1.40%	to	2.65%	0.15%	to	0.16%	28.08%	to	29.69%
2018	29,726	$23.170638	to	$28.871214	$692,233	1.40%	to	2.65%	0.08%	to	0.08%	(12.89)%	to	(11.79)%
Allspring VT Omega Growth Fund
2022	59,644	$2.118406	to	$3.315676	$182,934	1.15%	to	2.10%	—%	to	—%	(38.36)%	to	(37.77)%
2021	62,239	$3.436529	to	$5.327777	$303,620	1.15%	to	2.10%	—%	to	—%	12.88%	to	13.95%
2020	83,746	$3.044475	to	$4.675376	$337,476	1.15%	to	2.10%	—%	to	—%	40.43%	to	41.77%
2019	104,724	$2.167953	to	$3.297851	$298,601	1.15%	to	2.10%	—%	to	—%	34.54%	to	35.83%
2018	109,651	$2.428003	to	$33.597598	$230,449	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.63)%
Fidelity® VIP Equity-Income Portfolio
2022	608,847	$28.912311	to	$31.986452	$15,643,912	0.75%	to	2.65%	1.73%	to	1.83%	(7.72)%	to	(5.95)%
2021	703,130	$30.742567	to	$34.664189	$19,332,992	0.75%	to	2.65%	0.74%	to	1.68%	21.35%	to	23.67%
2020	813,376	$24.857625	to	$28.565809	$18,197,287	0.75%	to	2.65%	1.64%	to	1.67%	3.66%	to	5.65%
2019	873,269	$23.529296	to	$27.558115	$18,619,849	0.75%	to	2.65%	1.82%	to	1.88%	23.78%	to	26.16%
2018	1,147,482	$18.650784	to	$22.263151	$19,485,118	0.75%	to	2.65%	1.09%	to	2.06%	(10.93)%	to	(9.22)%
Fidelity® VIP Growth Portfolio
2022	228,141	$47.132170	to	$48.886270	$9,516,277	0.75%	to	2.65%	0.35%	to	0.35%	(26.62)%	to	(25.21)%
2021	243,796	$63.017825	to	$66.619281	$13,729,445	0.75%	to	2.65%	—%	to	—%	19.69%	to	21.99%
2020	292,390	$51.660305	to	$55.659715	$13,559,821	0.75%	to	2.65%	0.04%	to	0.05%	39.80%	to	42.48%
2019	292,300	$36.258606	to	$39.814253	$9,602,530	0.75%	to	2.65%	0.06%	to	0.06%	30.47%	to	32.98%
2018	436,227	$27.267150	to	$30.515239	$10,802,788	0.75%	to	2.65%	—%	to	0.04%	(3.04)%	to	(1.18)%
Fidelity® VIP Contrafund® Portfolio
2022	2,621,020	$36.006592	to	$38.687306	$89,790,676	0.75%	to	2.70%	0.25%	to	0.25%	(28.45)%	to	(27.04)%
2021	2,884,388	$50.323387	to	$53.023928	$136,294,665	0.75%	to	2.70%	0.03%	to	0.03%	24.12%	to	26.56%
2020	3,263,413	$40.545481	to	$41.896828	$122,678,952	0.75%	to	2.70%	0.08%	to	0.09%	26.77%	to	29.26%
2019	3,794,194	$31.984433	to	$32.412549	$111,060,943	0.75%	to	2.70%	0.21%	to	0.21%	27.78%	to	30.29%
2018	4,540,866	$24.876468	to	$25.031160	$102,729,347	0.75%	to	2.70%	0.38%	to	0.41%	(9.13)%	to	(7.34)%
Fidelity® VIP Mid Cap Portfolio
2022	703,844	$33.495370	to	$35.883166	$22,090,441	0.75%	to	2.65%	0.27%	to	0.27%	(17.19)%	to	(15.60)%
2021	789,871	$40.450461	to	$42.517207	$29,564,425	0.75%	to	2.65%	0.36%	to	0.37%	22.03%	to	24.37%
2020	928,993	$33.147797	to	$34.185988	$28,173,801	0.75%	to	2.65%	0.38%	to	0.42%	14.79%	to	16.99%
2019	1,050,850	$28.878159	to	$29.222127	$27,489,380	0.75%	to	2.65%	0.67%	to	0.76%	19.95%	to	22.25%
2018	1,216,242	$23.903218	to	$24.074912	$26,228,613	0.75%	to	2.65%	0.37%	to	0.37%	(17.00)%	to	(15.41)%
Fidelity® VIP Value Strategies Portfolio
2022	80,173	$24.011037	to	$30.279567	$2,283,601	1.15%	to	2.45%	0.78%	to	0.87%	(9.59)%	to	(8.41)%
2021	80,761	$26.558964	to	$33.059567	$2,525,573	1.15%	to	2.45%	1.21%	to	1.26%	30.12%	to	31.82%
2020	81,704	$20.411614	to	$25.079724	$1,935,616	1.15%	to	2.45%	1.05%	to	1.06%	5.41%	to	6.79%
2019	103,228	$19.364884	to	$23.486147	$2,305,851	1.15%	to	2.45%	1.43%	to	1.44%	30.85%	to	32.57%
2018	188,146	$14.798833	to	$17.716648	$3,162,910	1.15%	to	2.45%	0.70%	to	0.71%	(19.50)%	to	(18.44)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2022	57,882	$23.429785	to	$30.149475	$1,587,952	0.75%	to	2.40%	0.11%	to	0.11%	(22.93)%	to	(21.64)%
2021	66,099	$30.398815	to	$38.476007	$2,328,812	0.75%	to	2.40%	0.12%	to	0.12%	21.32%	to	23.34%
2020	81,985	$25.055747	to	$31.194560	$2,349,400	0.75%	to	2.40%	0.04%	to	0.04%	30.18%	to	32.35%
2019	86,174	$19.246851	to	$23.570538	$1,874,260	0.75%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.85%
2018	99,494	$15.185621	to	$18.292705	$1,690,996	0.75%	to	2.40%	0.19%	to	0.33%	(7.42)%	to	(5.88)%
Franklin Small-Mid Cap Growth VIP Fund
2022	43,455	$3.064066	to	$33.524031	$858,379	1.30%	to	2.85%	—%	to	—%	(35.56)%	to	(34.55)%
2021	53,220	$4.681498	to	$52.022538	$1,588,764	1.30%	to	2.85%	—%	to	—%	6.92%	to	8.59%
2020	51,171	$4.311080	to	$48.654992	$1,429,792	1.30%	to	2.85%	—%	to	—%	50.74%	to	53.09%
2019	56,455	$2.816027	to	$32.277769	$1,023,970	1.30%	to	2.85%	—%	to	—%	27.74%	to	29.74%
2018	66,871	$2.170552	to	$25.267830	$964,588	1.30%	to	2.85%	—%	to	—%	(8.03)%	to	(6.59)%
Franklin Small Cap Value VIP Fund
2022	105	$27.145328	to	$27.145328	$2,837	1.00%	to	1.00%	0.91%	to	0.91%	(11.00)%	to	(11.00)%
2021	113	$30.501997	to	$30.501997	$3,432	1.00%	to	1.00%	0.85%	to	0.85%	23.93%	to	23.93%
2020	144	$24.612870	to	$24.612870	$3,546	1.00%	to	1.00%	1.49%	to	1.49%	4.08%	to	4.08%
2019	130	$23.647005	to	$23.647005	$3,071	1.00%	to	1.00%	0.90%	to	0.90%	24.97%	to	24.97%
2018	127	$18.921681	to	$18.921681	$2,406	1.00%	to	1.00%	0.76%	to	0.76%	(13.87)%	to	(13.87)%
Franklin Strategic Income VIP Fund
2022	65,064	$2.082403	to	$13.395686	$1,056,222	1.30%	to	2.85%	4.39%	to	4.39%	(12.97)%	to	(11.61)%
2021	76,146	$2.356008	to	$15.392745	$1,458,385	1.30%	to	2.85%	3.43%	to	3.43%	(0.59)%	to	0.96%
2020	96,446	$2.333541	to	$15.484162	$1,884,071	1.30%	to	2.85%	—%	to	5.06%	0.84%	to	2.41%
2019	101,548	$2.278537	to	$15.699865	$2,015,643	1.30%	to	2.65%	5.31%	to	5.68%	5.57%	to	7.01%
2018	115,308	$2.129359	to	$14.871359	$2,156,460	1.30%	to	2.65%	2.88%	to	2.96%	(4.48)%	to	(3.18)%
Franklin Mutual Shares VIP Fund
2022	105,115	$17.543583	to	$21.046236	$1,939,098	1.00%	to	2.85%	1.77%	to	1.85%	(10.03)%	to	(8.39)%
2021	109,365	$19.150370	to	$23.393774	$2,248,081	1.00%	to	2.85%	2.73%	to	2.91%	15.82%	to	17.88%
2020	115,985	$16.245933	to	$20.198195	$2,065,519	1.00%	to	2.85%	2.80%	to	2.92%	(7.71)%	to	(6.11)%
2019	134,798	$17.303895	to	$22.377433	$2,707,616	1.00%	to	2.65%	0.42%	to	1.78%	19.37%	to	21.22%
2018	149,023	$14.274940	to	$18.746699	$2,528,501	1.00%	to	2.65%	2.33%	to	2.40%	(11.45)%	to	(10.06)%
Templeton Developing Markets VIP Fund
2022	10,022	$15.910494	to	$22.311292	$207,742	1.40%	to	2.65%	2.92%	to	3.87%	(23.75)%	to	(22.79)%
2021	9,911	$20.867133	to	$28.897674	$266,567	1.40%	to	2.65%	1.03%	to	1.08%	(7.98)%	to	(6.82)%
2020	10,330	$22.677100	to	$31.013899	$304,729	1.40%	to	2.65%	4.30%	to	4.37%	14.32%	to	15.76%
2019	12,332	$19.837115	to	$26.792658	$315,979	1.40%	to	2.65%	1.17%	to	1.32%	23.60%	to	25.15%
2018	17,901	$16.049446	to	$21.407686	$362,569	1.40%	to	2.65%	1.05%	to	1.13%	(17.66)%	to	(16.62)%
Templeton Growth VIP Fund
2022	19,140	$13.318457	to	$17.773402	$314,247	1.40%	to	2.60%	0.13%	to	0.18%	(13.78)%	to	(12.73)%
2021	19,922	$15.446595	to	$20.367159	$376,534	1.40%	to	2.60%	1.11%	to	1.12%	2.18%	to	3.41%
2020	21,081	$15.117055	to	$19.694886	$386,330	1.40%	to	2.60%	2.97%	to	3.02%	3.08%	to	4.33%
2019	32,152	$13.547671	to	$14.664805	$567,946	1.00%	to	2.60%	2.57%	to	2.79%	12.20%	to	13.82%
2018	39,325	$11.902331	to	$13.070316	$601,112	1.00%	to	2.60%	1.81%	to	1.99%	(17.04)%	to	(15.73)%
Hartford Balanced HLS Fund
2022	3,830,042	$2.870135	to	$25.997550	$12,510,095	0.75%	to	2.70%	1.84%	to	2.42%	(15.73)%	to	(14.07)%
2021	4,157,413	$3.340183	to	$30.851727	$15,894,352	0.75%	to	2.70%	1.01%	to	1.04%	16.46%	to	18.75%
2020	4,649,473	$2.812788	to	$26.491739	$14,927,816	0.75%	to	2.70%	1.75%	to	2.34%	8.64%	to	10.78%
2019	5,256,792	$2.539028	to	$24.384267	$15,040,317	0.75%	to	2.70%	0.16%	to	1.83%	19.53%	to	21.88%
2018	5,997,168	$2.083224	to	$20.400707	$15,052,412	0.75%	to	2.70%	1.87%	to	1.96%	(7.77)%	to	(5.95)%
Hartford Total Return Bond HLS Fund
2022	41,268,167	$2.172954	to	$11.596775	$99,427,786	0.75%	to	2.70%	2.92%	to	5.87%	(16.50)%	to	(14.85)%
2021	46,804,390	$2.552039	to	$13.888442	$132,921,844	0.75%	to	2.70%	2.42%	to	2.44%	(3.58)%	to	(1.69)%
2020	47,415,117	$2.595793	to	$14.404813	$138,205,574	0.75%	to	2.70%	3.67%	to	3.79%	6.12%	to	8.21%
2019	48,742,300	$2.398795	to	$13.573620	$130,668,198	0.75%	to	2.70%	3.95%	to	3.96%	7.70%	to	9.82%
2018	55,848,344	$2.184209	to	$12.602703	$136,730,818	0.75%	to	2.70%	3.73%	to	3.93%	(3.45)%	to	(1.55)%
Hartford Capital Appreciation HLS Fund
2022	429,621	$33.348664	to	$36.046325	$12,933,618	0.75%	to	2.65%	0.93%	to	1.11%	(17.52)%	to	(15.93)%
2021	483,346	$39.668677	to	$43.701215	$17,445,965	0.75%	to	2.65%	0.46%	to	0.47%	11.76%	to	13.90%
2020	579,862	$34.826417	to	$39.102540	$18,531,345	0.75%	to	2.65%	0.07%	to	0.79%	18.73%	to	21.00%
2019	704,959	$28.781166	to	$32.934724	$18,810,643	0.75%	to	2.65%	1.19%	to	1.19%	27.85%	to	30.30%
2018	840,088	$22.088388	to	$25.760765	$17,344,909	0.75%	to	2.65%	0.50%	to	0.85%	(9.39)%	to	(7.65)%
Hartford Dividend and Growth HLS Fund
2022	18,187,658	$5.523075	to	$36.353032	$104,118,866	0.75%	to	2.70%	1.42%	to	1.70%	(11.36)%	to	(9.62)%
2021	20,532,831	$6.110626	to	$41.013125	$130,645,074	0.75%	to	2.70%	1.31%	to	1.32%	28.48%	to	31.01%
2020	23,932,621	$4.664227	to	$31.921128	$116,778,440	0.75%	to	2.70%	2.11%	to	3.87%	4.90%	to	6.96%
2019	23,041,659	$4.360565	to	$30.430746	$104,444,795	0.75%	to	2.70%	1.95%	to	1.97%	25.18%	to	27.64%
2018	27,011,720	$3.416206	to	$24.309723	$97,282,222	0.75%	to	2.70%	1.79%	to	1.97%	(7.84)%	to	(6.03)%
Hartford Disciplined Equity HLS Fund
2022	14,028,123	$4.197602	to	$41.771224	$64,883,100	0.75%	to	2.70%	0.89%	to	1.01%	(21.12)%	to	(19.56)%
2021	16,340,032	$5.218570	to	$52.955224	$94,130,443	0.75%	to	2.70%	0.56%	to	0.66%	22.18%	to	24.58%
2020	19,352,496	$4.188959	to	$43.343718	$89,556,546	0.75%	to	2.70%	0.30%	to	0.65%	14.90%	to	17.16%
2019	13,236,295	$3.575440	to	$37.933869	$52,022,552	0.75%	to	2.65%	1.17%	to	1.43%	30.62%	to	33.12%
2018	16,118,181	$2.685881	to	$29.042474	$47,947,439	0.75%	to	2.65%	0.64%	to	0.73%	(4.56)%	to	(2.73)%
Hartford International Opportunities HLS Fund
2022	8,662,062	$2.374658	to	$19.083472	$20,802,922	0.75%	to	2.70%	1.16%	to	1.68%	(20.33)%	to	(18.76)%
2021	9,298,674	$2.922935	to	$23.952947	$27,868,881	0.75%	to	2.70%	0.87%	to	1.02%	4.95%	to	7.01%
2020	10,345,095	$2.731401	to	$22.824053	$29,231,580	0.75%	to	2.70%	1.91%	to	1.96%	17.24%	to	19.55%
2019	12,268,655	$2.284757	to	$19.467695	$28,965,352	0.75%	to	2.70%	1.86%	to	1.89%	23.06%	to	25.48%
2018	14,332,447	$1.820791	to	$15.819776	$27,031,634	0.75%	to	2.70%	1.78%	to	1.92%	(20.91)%	to	(19.35)%
Hartford MidCap HLS Fund
2022	276,319	$9.478186	to	$9.847167	$2,670,769	0.75%	to	2.35%	0.89%	to	0.97%	(26.06)%	to	(24.87)%
2021	284,464	$12.819364	to	$13.106566	$3,689,170	0.75%	to	2.35%	—%	to	—%	7.35%	to	9.09%
2020♦	330,723	$11.941126	to	$12.014847	$3,961,825	0.75%	to	2.35%	0.04%	to	0.05%	19.41%	to	20.15%
Hartford Ultrashort Bond HLS Fund
2022	27,073,679	$1.191494	to	$7.382220	$32,318,630	0.75%	to	2.70%	0.22%	to	0.23%	(2.83)%	to	(0.91)%
2021	32,658,324	$1.202495	to	$7.597367	$39,598,626	0.75%	to	2.70%	0.70%	to	0.72%	(2.85)%	to	(0.94)%
2020	33,973,619	$1.213845	to	$7.819891	$41,508,862	0.75%	to	2.70%	0.10%	to	2.37%	(1.26)%	to	0.68%
2019	9,787,247	$1.205675	to	$7.919998	$11,912,855	0.75%	to	2.70%	1.87%	to	2.25%	0.07%	to	2.04%
2018	11,820,749	$1.181526	to	$7.914113	$13,823,556	0.75%	to	2.70%	—%	to	0.86%	(1.14)%	to	0.81%
Hartford Small Company HLS Fund
2022	1,637,612	$4.555081	to	$33.635572	$7,930,393	0.75%	to	2.70%	—%	to	—%	(32.78)%	to	(31.45)%
2021	1,642,408	$6.645218	to	$50.038304	$11,708,880	0.75%	to	2.70%	—%	to	—%	(1.15)%	to	0.80%
2020	1,858,481	$6.592358	to	$50.925435	$13,061,501	0.75%	to	2.65%	—%	to	—%	51.46%	to	54.36%
2019	2,440,122	$4.270872	to	$33.624032	$10,922,089	0.75%	to	2.65%	—%	to	—%	33.42%	to	35.97%
2018	2,978,154	$3.140948	to	$25.202529	$9,926,554	0.75%	to	2.65%	—%	to	—%	(6.74)%	to	(4.95)%
Hartford SmallCap Growth HLS Fund
2022	1,205,783	$4.258789	to	$39.540148	$5,197,611	0.75%	to	2.65%	—%	to	—%	(30.33)%	to	(28.99)%
2021	1,344,494	$5.997735	to	$56.755923	$8,114,794	0.75%	to	2.65%	—%	to	—%	1.30%	to	3.24%
2020	1,528,059	$5.809475	to	$56.029517	$9,091,522	0.75%	to	2.65%	—%	to	—%	29.72%	to	32.20%
2019	1,776,941	$4.394407	to	$43.194042	$7,997,468	0.75%	to	2.65%	—%	to	—%	32.26%	to	34.80%
2018	2,098,196	$3.259945	to	$32.657526	$7,094,358	0.75%	to	2.65%	—%	to	—%	(14.01)%	to	(12.36)%
Hartford Stock HLS Fund
2022	1,860,913	$3.635356	to	$44.413857	$7,834,361	0.75%	to	2.65%	1.66%	to	1.67%	(7.62)%	to	(5.85)%
2021	1,951,513	$3.861095	to	$48.077266	$8,767,405	0.75%	to	2.65%	1.24%	to	1.25%	21.71%	to	24.05%
2020	2,104,645	$3.112617	to	$39.500475	$7,629,332	0.75%	to	2.65%	1.71%	to	1.71%	9.15%	to	11.24%
2019	2,381,960	$2.798119	to	$36.190648	$7,784,642	0.75%	to	2.65%	0.64%	to	1.70%	27.79%	to	30.24%
2018	2,651,835	$2.148428	to	$28.320447	$6,805,131	0.75%	to	2.65%	1.59%	to	1.60%	(2.76)%	to	(0.89)%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2022	173,850	$26.454814	to	$30.074871	$4,722,202	0.75%	to	2.65%	1.05%	to	1.08%	(14.29)%	to	(12.64)%
2021	193,226	$30.864038	to	$34.426590	$6,046,920	0.75%	to	2.65%	0.76%	to	0.84%	23.99%	to	26.36%
2020	235,497	$24.893133	to	$27.244354	$5,873,040	0.75%	to	2.65%	1.23%	to	1.28%	(0.89)%	to	1.01%
2019	250,726	$25.116148	to	$26.971120	$6,226,611	0.75%	to	2.65%	1.29%	to	3.47%	18.34%	to	20.61%
2018	291,856	$21.223589	to	$22.362641	$6,015,406	0.75%	to	2.65%	1.03%	to	1.30%	(10.56)%	to	(8.84)%
Lord Abbett Series Fund - Dividend Growth Portfolio
2022	81,711	$34.600938	to	$36.454063	$2,647,286	0.75%	to	2.35%	0.84%	to	0.84%	(15.56)%	to	(14.20)%
2021	88,660	$32.182358	to	$42.485423	$3,372,821	0.75%	to	2.40%	—%	to	0.59%	22.64%	to	24.68%
2020	115,060	$26.240321	to	$34.074738	$3,522,461	0.75%	to	2.40%	0.03%	to	1.02%	12.68%	to	14.55%
2019	130,833	$23.287618	to	$29.745758	$3,514,083	0.75%	to	2.40%	1.44%	to	1.61%	23.45%	to	25.50%
2018	150,472	$18.863902	to	$23.701441	$3,229,294	0.75%	to	2.40%	1.84%	to	1.98%	(6.93)%	to	(5.38)%
Lord Abbett Series Fund - Bond Debenture Portfolio
2022	535,741	$18.376929	to	$21.407522	$10,135,545	0.75%	to	2.65%	4.39%	to	4.43%	(15.08)%	to	(13.45)%
2021	619,895	$21.641087	to	$24.735288	$13,649,506	0.75%	to	2.65%	2.49%	to	3.02%	0.58%	to	2.51%
2020	706,144	$21.516952	to	$24.130598	$15,267,974	0.75%	to	2.65%	2.81%	to	3.91%	4.50%	to	6.50%
2019	769,005	$20.590588	to	$22.657286	$15,691,609	0.75%	to	2.65%	3.93%	to	3.95%	10.39%	to	12.51%
2018	887,072	$18.652412	to	$20.138473	$16,186,479	0.75%	to	2.65%	4.36%	to	4.37%	(6.53)%	to	(4.74)%
Lord Abbett Series Fund - Growth and Income Portfolio
2022	1,232,895	$26.109662	to	$26.715928	$28,737,636	0.75%	to	2.65%	1.28%	to	1.31%	(11.81)%	to	(10.12)%
2021	1,412,279	$29.048295	to	$30.293262	$36,882,968	0.75%	to	2.65%	1.06%	to	1.36%	25.65%	to	28.06%
2020	1,635,919	$22.683992	to	$24.109553	$33,563,181	0.75%	to	2.65%	1.74%	to	1.76%	0.01%	to	1.93%
2019	1,779,054	$22.254489	to	$24.106738	$35,978,963	0.75%	to	2.65%	1.63%	to	1.66%	19.29%	to	21.58%
2018	2,079,860	$18.304613	to	$20.207974	$34,845,524	0.75%	to	2.65%	1.27%	to	1.35%	(10.55)%	to	(8.83)%
MFS® Growth Series
2022	16,410	$18.068950	to	$32.953774	$391,974	1.40%	to	2.30%	—%	to	—%	(33.19)%	to	(32.59)%
2021	29,983	$27.046316	to	$48.883555	$1,007,960	1.40%	to	2.30%	—%	to	—%	20.72%	to	21.82%
2020	31,391	$22.403272	to	$40.129034	$855,754	1.40%	to	2.30%	—%	to	—%	28.86%	to	30.02%
2019	31,639	$17.385695	to	$30.862630	$665,980	1.40%	to	2.30%	—%	to	—%	35.01%	to	36.23%
2018	27,050	$12.877435	to	$22.654945	$420,021	1.40%	to	2.30%	0.09%	to	0.09%	0.33%	to	1.24%
MFS® Investors Trust Series
2022	14,452	$3.554964	to	$22.172866	$265,197	1.30%	to	2.60%	0.61%	to	0.67%	(18.64)%	to	(17.57)%
2021	17,472	$4.312657	to	$27.251131	$382,347	1.30%	to	2.60%	0.61%	to	0.62%	23.56%	to	25.18%
2020	19,163	$3.445277	to	$22.054972	$339,611	1.30%	to	2.60%	0.64%	to	0.65%	10.95%	to	12.40%
2019	22,053	$3.065248	to	$19.879021	$367,095	1.30%	to	2.60%	0.67%	to	0.69%	28.20%	to	29.88%
2018	24,764	$2.360048	to	$15.505851	$319,151	1.30%	to	2.60%	0.63%	to	0.64%	(7.91)%	to	(6.71)%
MFS® Total Return Series
2022	80,258	$20.595658	to	$27.952369	$2,035,023	1.40%	to	2.85%	1.73%	to	1.73%	(12.13)%	to	(10.84)%
2021	94,275	$23.437536	to	$31.350952	$2,699,691	1.40%	to	2.85%	1.80%	to	1.81%	10.91%	to	12.53%
2020	103,864	$21.131954	to	$27.860111	$2,647,110	1.40%	to	2.85%	2.23%	to	2.30%	6.73%	to	8.29%
2019	127,492	$19.799841	to	$25.728134	$3,033,422	1.40%	to	2.85%	2.36%	to	2.37%	17.00%	to	18.71%
2018	143,050	$16.922591	to	$21.672936	$2,876,049	1.40%	to	2.85%	2.18%	to	2.21%	(8.26)%	to	(6.92)%
MFS® Value Series
2022	365	$27.705352	to	$27.705352	$10,118	1.00%	to	1.00%	1.15%	to	1.15%	(7.08)%	to	(7.08)%
2021	412	$29.815545	to	$29.815545	$12,273	1.00%	to	1.00%	1.13%	to	1.13%	23.91%	to	23.91%
2020	477	$24.061732	to	$24.061732	$11,475	1.00%	to	1.00%	1.39%	to	1.39%	2.19%	to	2.19%
2019	451	$23.545252	to	$23.545252	$10,625	1.00%	to	1.00%	1.88%	to	1.88%	28.22%	to	28.22%
2018	467	$18.363556	to	$18.363556	$8,584	1.00%	to	1.00%	1.34%	to	1.34%	(11.25)%	to	(11.25)%
BlackRock S&P 500 Index V.I. Fund
2022	495,596	$12.937949	to	$13.996079	$6,763,700	1.05%	to	2.65%	1.44%	to	1.57%	(20.37)%	to	(19.08)%
2021	474,458	$16.247794	to	$17.229694	$8,043,560	1.15%	to	2.65%	1.31%	to	1.48%	25.18%	to	27.07%
2020	511,440	$12.979961	to	$13.559616	$6,854,376	1.15%	to	2.65%	1.78%	to	1.84%	15.15%	to	16.89%
2019	559,707	$11.272345	to	$11.600462	$6,448,758	1.15%	to	2.65%	2.10%	to	2.37%	27.91%	to	29.84%
2018♦	530,680	$8.832910	to	$8.967003	$4,725,646	0.75%	to	2.40%	—%	to	1.14%	(11.67)%	to	(10.33)%
Invesco V.I. Equity and Income Fund
2022	45,847	$20.703682	to	$24.246472	$1,136,534	1.40%	to	2.55%	1.38%	to	1.79%	(10.04)%	to	(8.80)%
2021	47,368	$22.700569	to	$26.952011	$1,263,058	1.40%	to	2.55%	1.61%	to	1.79%	15.37%	to	17.00%
2020	51,880	$19.401733	to	$23.360867	$1,178,586	1.40%	to	2.55%	2.16%	to	2.38%	6.89%	to	8.42%
2019	59,537	$17.894351	to	$21.855063	$1,249,644	1.40%	to	2.55%	2.27%	to	2.57%	16.99%	to	18.69%
2018	64,898	$15.076109	to	$18.681047	$1,140,068	1.40%	to	2.55%	1.94%	to	2.15%	(12.00)%	to	(10.76)%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2022	125,254	$1.519499	to	$11.458070	$1,615,527	1.30%	to	2.85%	3.79%	to	3.94%	(16.74)%	to	(15.44)%
2021	134,579	$1.796906	to	$13.761716	$2,037,352	1.30%	to	2.85%	3.93%	to	4.26%	(3.12)%	to	(1.61)%
2020	166,953	$1.826339	to	$14.205628	$2,532,827	1.30%	to	2.85%	2.86%	to	2.88%	4.77%	to	6.41%
2019	135,757	$1.716369	to	$13.558720	$2,069,236	1.30%	to	2.85%	4.00%	to	4.08%	7.77%	to	9.45%
2018	145,252	$1.568198	to	$12.581725	$2,032,369	1.30%	to	2.85%	2.55%	to	2.67%	(3.44)%	to	(1.93)%

Morgan Stanley VIF Emerging Markets Debt Portfolio
2022	15,151	$2.267115	to	$23.109311	$197,294	1.30%	to	2.60%	7.42%	to	7.70%	(20.82)%	to	(19.79)%
2021	16,401	$2.826377	to	$29.187279	$257,750	1.30%	to	2.60%	5.22%	to	5.64%	(4.54)%	to	(3.29)%
2020	15,326	$2.922509	to	$30.574934	$268,871	1.30%	to	2.60%	4.51%	to	4.68%	2.84%	to	4.18%
2019	16,383	$2.805178	to	$29.731279	$293,020	1.30%	to	2.60%	5.20%	to	5.43%	11.32%	to	12.78%
2018	18,246	$2.487378	to	$26.707742	$287,929	1.30%	to	2.60%	5.74%	to	6.12%	(9.33)%	to	(8.15)%
Morgan Stanley VIF Emerging Markets Equity Portfolio
2022	169,301	$15.406433	to	$18.625066	$2,749,389	0.75%	to	2.65%	0.21%	to	0.37%	(27.09)%	to	(25.69)%
2021	182,140	$21.131310	to	$25.064486	$4,022,896	0.75%	to	2.65%	0.79%	to	0.79%	0.26%	to	2.18%
2020	207,485	$21.076297	to	$24.528745	$4,528,723	0.75%	to	2.65%	1.24%	to	1.33%	11.37%	to	13.51%
2019	228,558	$18.923945	to	$21.609331	$4,425,889	0.75%	to	2.65%	1.01%	to	1.22%	16.39%	to	18.62%
2018	278,637	$16.258989	to	$18.217039	$4,590,550	0.75%	to	2.65%	0.41%	to	0.43%	(19.67)%	to	(18.13)%
Morgan Stanley VIF Growth Portfolio
2022	279,561	$20.861184	to	$24.173091	$6,625,479	1.30%	to	2.60%	—%	to	—%	(61.19)%	to	(60.59)%
2021	320,221	$53.752911	to	$61.330363	$19,288,325	1.30%	to	2.60%	—%	to	—%	(2.71)%	to	(1.19)%
2020	354,408	$55.249925	to	$62.067071	$21,661,715	1.30%	to	2.60%	—%	to	—%	111.21%	to	114.51%
2019	412,079	$26.158682	to	$28.934684	$11,746,423	1.30%	to	2.60%	—%	to	—%	28.10%	to	30.11%
2018	470,657	$20.420879	to	$22.239407	$10,336,986	1.30%	to	2.60%	—%	to	—%	4.54%	to	6.15%
Morgan Stanley VIF Discovery Portfolio
2022	92,399	$24.654654	to	$33.090703	$2,672,190	0.75%	to	2.40%	—%	to	—%	(63.85)%	to	(63.25)%
2021	88,002	$68.201921	to	$90.031761	$7,026,691	0.75%	to	2.40%	—%	to	—%	(13.30)%	to	(11.86)%
2020	104,329	$78.664186	to	$102.143757	$9,556,010	0.75%	to	2.40%	—%	to	—%	146.08%	to	150.16%
2019	102,906	$31.966721	to	$40.830716	$3,807,885	0.75%	to	2.40%	—%	to	—%	36.65%	to	38.92%
2018	175,164	$23.392828	to	$29.391239	$4,677,394	0.75%	to	2.40%	—%	to	—%	7.91%	to	9.70%
Invesco V.I. American Value Fund
2022	112,326	$33.426587	to	$33.730989	$3,598,082	0.75%	to	2.85%	0.39%	to	0.72%	(5.35)%	to	(3.59)%
2021	123,338	$34.986734	to	$35.315751	$4,135,904	0.75%	to	2.85%	0.24%	to	0.43%	24.36%	to	26.67%

2020	139,497	$27.620017	to	$28.398415	$3,698,540	0.75%	to	2.85%	0.66%	to	0.88%	(1.72)%	to	0.10%
2019	151,378	$27.591378	to	$28.895086	$4,040,381	0.75%	to	2.85%	0.42%	to	0.69%	21.52%	to	23.78%
2018	167,650	$22.290857	to	$23.778585	$3,629,361	0.75%	to	2.85%	0.21%	to	0.47%	(15.10)%	to	(13.52)%
Invesco V.I. Equally-Weighted S&P 500 Fund
2022	77,782	$4.730371	to	$42.823308	$4,814,505	1.30%	to	2.85%	0.80%	to	0.92%	(14.53)%	to	(12.95)%
2021	87,556	$5.433875	to	$50.104678	$6,284,681	1.30%	to	2.85%	1.05%	to	1.15%	25.27%	to	27.51%
2020	94,467	$4.261601	to	$39.998584	$5,335,509	1.30%	to	2.85%	1.29%	to	1.49%	9.26%	to	11.29%
2019	103,523	$3.829355	to	$36.609563	$5,354,070	1.30%	to	2.85%	1.52%	to	1.63%	24.85%	to	27.13%
2018	114,955	$3.012149	to	$29.323565	$4,656,200	1.30%	to	2.85%	1.02%	to	1.13%	(10.69)%	to	(9.07)%
Morgan Stanley VIF Global Franchise Portfolio
2022	7,192	$34.573475	to	$52.176776	$326,230	1.50%	to	2.55%	0.60%	to	0.61%	(19.64)%	to	(18.80)%
2021	7,818	$43.025452	to	$64.253294	$436,159	1.50%	to	2.55%	0.42%	to	0.65%	18.61%	to	19.86%
2020	9,109	$36.273828	to	$53.605210	$439,919	1.50%	to	2.55%	0.83%	to	0.84%	10.36%	to	11.52%
2019	9,924	$32.869052	to	$48.066491	$431,538	1.50%	to	2.55%	0.93%	to	0.93%	26.27%	to	27.60%
2018	11,070	$26.030431	to	$37.668871	$378,396	1.50%	to	2.55%	1.03%	to	1.04%	(4.24)%	to	(3.23)%
Invesco V.I. Discovery Mid Cap Growth Fund
2022	62,791	$29.643356	to	$41.971741	$1,821,006	1.15%	to	2.65%	—%	to	—%	(32.94)%	to	(31.92)%
2021	72,329	$43.541640	to	$62.583924	$3,096,473	1.15%	to	2.65%	—%	to	—%	15.69%	to	17.44%
2020	85,874	$37.076738	to	$54.096021	$3,128,619	1.15%	to	2.65%	—%	to	—%	36.58%	to	38.64%
2019	86,285	$26.743326	to	$39.608394	$2,280,036	1.15%	to	2.65%	—%	to	—%	35.38%	to	37.42%
2018	87,340	$19.460760	to	$29.257419	$1,680,092	1.15%	to	2.65%	—%	to	—%	(8.76)%	to	(7.38)%
Invesco V.I. Capital Appreciation Fund
2022	376,133	$30.652739	to	$34.901591	$10,245,137	0.75%	to	2.65%	—%	to	—%	(32.77)%	to	(31.48)%
2021	400,324	$44.735153	to	$51.915077	$16,059,988	0.75%	to	2.65%	—%	to	—%	19.09%	to	21.37%
2020	464,255	$36.859188	to	$43.594579	$15,406,495	0.75%	to	2.65%	—%	to	—%	32.68%	to	35.22%
2019	579,677	$27.258340	to	$32.857358	$14,320,891	0.75%	to	2.65%	—%	to	—%	32.30%	to	34.83%
2018	694,285	$20.216510	to	$24.835893	$12,817,393	0.75%	to	2.65%	—%	to	—%	(8.42)%	to	(6.66)%
Invesco V.I. Global Fund
2022	1,504,815	$27.043831	to	$27.946836	$37,364,803	0.75%	to	2.70%	—%	to	—%	(33.75)%	to	(32.45)%
2021	1,601,492	$40.822860	to	$41.369564	$59,236,458	0.75%	to	2.70%	—%	to	—%	12.10%	to	14.31%
2020	1,794,462	$36.190441	to	$36.414905	$58,428,263	0.75%	to	2.70%	0.44%	to	0.45%	23.95%	to	26.39%
2019	2,087,978	$28.634834	to	$29.379437	$54,104,849	0.75%	to	2.70%	0.63%	to	0.64%	27.96%	to	30.47%
2018	2,503,133	$21.946942	to	$22.960360	$50,073,441	0.75%	to	2.70%	—%	to	0.85%	(15.70)%	to	(14.04)%
Invesco V.I. Main Street Fund®
2022	95,270	$31.626400	to	$33.529518	$2,637,749	0.75%	to	2.65%	1.10%	to	1.13%	(22.40)%	to	(20.91)%
2021	114,603	$39.985769	to	$43.206106	$4,027,045	0.75%	to	2.65%	0.50%	to	0.51%	23.91%	to	26.28%
2020	134,946	$31.664050	to	$34.869839	$3,791,810	0.75%	to	2.65%	0.80%	to	1.18%	10.72%	to	12.84%
2019	152,876	$28.059885	to	$31.493335	$3,846,738	0.75%	to	2.65%	0.81%	to	0.89%	28.30%	to	30.75%
2018	175,234	$21.460030	to	$24.547220	$3,383,806	0.75%	to	2.65%	0.90%	to	1.04%	(10.50)%	to	(8.78)%
Invesco V.I. Main Street Small Cap Fund®
2022	439,130	$35.873738	to	$39.199858	$13,885,234	0.75%	to	2.70%	0.25%	to	0.25%	(18.28)%	to	(16.67)%
2021	490,654	$43.050411	to	$47.969172	$18,776,147	0.75%	to	2.70%	0.18%	to	0.18%	19.01%	to	21.35%
2020	613,539	$35.476339	to	$40.551769	$19,473,533	0.75%	to	2.65%	0.32%	to	0.37%	16.51%	to	18.74%
2019	700,330	$29.876845	to	$34.805966	$18,854,973	0.75%	to	2.65%	—%	to	—%	22.84%	to	25.19%
2018	787,801	$23.864862	to	$28.334713	$17,062,935	0.75%	to	2.65%	0.06%	to	0.07%	(12.88)%	to	(11.21)%
Putnam VT Diversified Income Fund
2022	334,836	$16.105544	to	$26.087902	$7,067,971	0.75%	to	2.65%	6.65%	to	7.23%	(4.90)%	to	(3.08)%

2021	367,260	$16.935383	to	$26.915716	$8,089,504	0.75%	to	2.65%	0.63%	to	0.64%	(9.38)%	to	(7.65)%
2020	402,562	$18.689170	to	$29.143816	$9,675,993	0.75%	to	2.65%	7.13%	to	7.54%	(3.50)%	to	(1.64)%
2019	451,865	$19.366147	to	$29.631179	$11,169,584	0.75%	to	2.65%	3.22%	to	3.25%	8.32%	to	10.40%
2018	525,680	$17.878272	to	$26.840057	$11,831,636	0.75%	to	2.65%	3.87%	to	4.12%	(3.57)%	to	(1.72)%
Putnam VT Global Asset Allocation Fund
2022	31,172	$23.917748	to	$70.462673	$1,427,075	1.15%	to	2.65%	1.34%	to	1.40%	(18.23)%	to	(16.99)%
2021	31,876	$29.248540	to	$84.883310	$1,734,178	1.15%	to	2.65%	0.69%	to	0.70%	10.97%	to	12.65%
2020	36,563	$26.357024	to	$75.353389	$1,701,483	1.15%	to	2.65%	1.85%	to	1.87%	9.37%	to	11.03%
2019	40,233	$24.098186	to	$67.870195	$1,677,784	1.15%	to	2.65%	1.45%	to	1.46%	14.07%	to	15.79%
2018	52,240	$21.125881	to	$58.613906	$1,747,064	1.15%	to	2.65%	1.85%	to	1.94%	(9.68)%	to	(8.32)%
Putnam VT Growth Opportunities Fund
2022	81,272	$19.183309	to	$21.809652	$1,681,301	0.75%	to	2.70%	—%	to	—%	(32.36)%	to	(31.02)%
2021	104,301	$28.359905	to	$31.618739	$3,141,093	0.75%	to	2.70%	—%	to	—%	19.39%	to	21.74%
2020	114,500	$23.753875	to	$25.972541	$2,861,332	0.75%	to	2.70%	0.04%	to	0.04%	35.02%	to	37.67%
2019	109,534	$17.593431	to	$18.865477	$2,008,976	0.75%	to	2.70%	0.13%	to	0.13%	33.10%	to	35.72%
2018	127,994	$13.217738	to	$13.900099	$1,744,105	0.75%	to	2.70%	—%	to	—%	(0.35)%	to	1.62%
Putnam VT International Value Fund
2022	152,731	$7.829826	to	$10.075850	$1,428,579	0.75%	to	2.40%	1.99%	to	2.28%	(9.02)%	to	(7.50)%
2021	183,806	$8.605878	to	$10.893230	$1,868,435	0.75%	to	2.40%	1.97%	to	2.01%	12.21%	to	14.08%
2020	206,447	$7.669265	to	$9.548857	$1,846,360	0.75%	to	2.40%	2.59%	to	2.61%	1.48%	to	3.16%
2019	241,361	$7.557642	to	$9.255912	$2,092,810	0.75%	to	2.40%	2.64%	to	2.67%	17.37%	to	19.32%
2018	258,506	$6.438963	to	$7.756954	$1,892,084	0.75%	to	2.40%	1.99%	to	2.00%	(19.57)%	to	(18.23)%
Putnam VT International Equity Fund
2022	590,047	$15.906875	to	$28.818359	$10,712,515	0.75%	to	2.65%	1.47%	to	1.53%	(17.00)%	to	(15.41)%
2021	601,667	$19.164559	to	$34.066311	$13,094,732	0.75%	to	2.65%	1.14%	to	1.16%	5.97%	to	8.01%
2020	680,557	$18.084043	to	$31.540766	$13,724,452	0.75%	to	2.65%	1.60%	to	1.61%	9.17%	to	11.26%
2019	762,569	$16.565762	to	$28.349164	$13,827,790	0.75%	to	2.65%	1.30%	to	1.38%	21.88%	to	24.22%
2018	875,635	$13.591414	to	$22.821959	$12,802,078	0.75%	to	2.65%	1.37%	to	1.37%	(21.23)%	to	(19.72)%
Putnam VT Multi-Cap Core Fund
2022	260,651	$32.465799	to	$39.926530	$6,971,349	0.75%	to	2.65%	0.97%	to	0.98%	(17.97)%	to	(16.40)%
2021	321,576	$38.834016	to	$48.675114	$10,055,645	0.75%	to	2.65%	0.63%	to	0.65%	27.59%	to	30.03%
2020	389,647	$29.864980	to	$38.150428	$9,265,849	0.75%	to	2.65%	0.92%	to	0.92%	14.26%	to	16.45%
2019	446,424	$25.646352	to	$33.389635	$9,196,999	0.75%	to	2.65%	0.94%	to	1.09%	28.19%	to	30.65%
2018	526,311	$19.629905	to	$26.046161	$8,383,851	0.75%	to	2.65%	1.09%	to	1.60%	(10.05)%	to	(8.32)%
Putnam VT Sustainable Leaders Fund
2022	55,591	$35.211555	to	$44.517527	$2,288,394	0.75%	to	2.65%	0.54%	to	0.61%	(24.93)%	to	(23.49)%
2021	61,403	$46.904217	to	$58.182800	$3,325,112	0.75%	to	2.65%	0.14%	to	0.14%	20.30%	to	22.61%
2020	71,468	$38.987859	to	$47.453470	$3,186,593	0.75%	to	2.65%	0.44%	to	0.58%	25.38%	to	27.78%
2019	87,025	$31.095944	to	$37.136111	$3,050,769	0.75%	to	2.65%	0.42%	to	0.44%	32.80%	to	35.34%
2018	107,572	$23.416305	to	$27.439238	$2,809,061	0.75%	to	2.65%	—%	to	—%	(4.10)%	to	(2.26)%
Putnam VT Small Cap Value Fund
2022	196,810	$32.572138	to	$56.421431	$8,947,187	0.75%	to	2.70%	0.16%	to	0.19%	(15.30)%	to	(13.63)%
2021	229,530	$38.455959	to	$65.326285	$12,170,325	0.75%	to	2.70%	0.72%	to	0.72%	36.18%	to	38.86%
2020	288,120	$28.239224	to	$47.045557	$11,177,058	0.75%	to	2.70%	1.07%	to	1.08%	1.19%	to	3.19%
2019	290,775	$27.905966	to	$45.592713	$11,032,930	0.75%	to	2.70%	0.65%	to	0.65%	20.93%	to	23.31%
2018	308,827	$23.075216	to	$36.973130	$9,580,284	0.75%	to	2.70%	0.17%	to	0.39%	(22.06)%	to	(20.53)%
Putnam VT George Putnam Balanced Fund

2022	66,661	$24.480969	to	$25.147226	$1,501,391	0.75%	to	2.65%	0.88%	to	0.89%	(18.19)%	to	(16.62)%
2021	79,940	$29.925419	to	$30.160767	$2,178,786	0.75%	to	2.65%	0.82%	to	0.83%	10.98%	to	13.10%
2020	89,182	$26.666460	to	$26.965609	$2,127,808	0.75%	to	2.65%	1.14%	to	1.15%	12.39%	to	14.54%
2019	92,302	$23.280691	to	$23.993232	$1,936,155	0.75%	to	2.65%	1.36%	to	1.37%	20.76%	to	23.08%
2018	96,136	$18.915301	to	$19.867780	$1,634,056	0.75%	to	2.65%	0.68%	to	0.68%	(5.68)%	to	(3.87)%
Putnam VT Large Cap Value Fund
2022	109,294	$38.172937	to	$49.893492	$4,907,234	0.75%	to	2.65%	1.49%	to	1.86%	(5.66)%	to	(3.86)%
2021	110,974	$40.465294	to	$51.894015	$5,219,749	0.75%	to	2.65%	0.71%	to	1.20%	23.98%	to	26.35%
2020	116,810	$32.639476	to	$41.070792	$4,398,578	0.75%	to	2.65%	1.68%	to	1.75%	3.04%	to	5.01%
2019	139,426	$31.677548	to	$39.110370	$5,010,118	0.75%	to	2.65%	1.99%	to	2.03%	27.00%	to	29.43%
2018	161,971	$24.943267	to	$30.217189	$4,527,826	0.75%	to	2.65%	0.69%	to	0.70%	(10.88)%	to	(9.17)%
Pioneer Fund VCT Portfolio
2022	50,896	$3.012497	to	$35.407517	$180,712	1.60%	to	2.35%	0.37%	to	0.40%	(21.55)%	to	(20.95)%
2021	53,208	$3.811098	to	$45.131739	$252,413	1.60%	to	2.35%	0.09%	to	0.09%	24.68%	to	25.62%
2020	54,557	$3.033763	to	$36.196715	$200,215	1.60%	to	2.35%	0.49%	to	0.49%	21.08%	to	21.99%
2019	57,179	$2.486861	to	$29.894836	$172,569	1.60%	to	2.35%	0.75%	to	0.79%	27.99%	to	28.95%
2018	65,938	$1.928544	to	$23.357621	$137,984	1.60%	to	2.35%	0.51%	to	0.73%	(4.02)%	to	(3.30)%
Invesco V.I. Growth and Income Fund
2022	221,540	$27.720824	to	$41.535968	$7,356,274	0.75%	to	2.85%	1.15%	to	1.28%	(8.64)%	to	(6.70)%
2021	252,712	$30.343527	to	$44.520591	$9,174,080	0.75%	to	2.85%	1.37%	to	1.37%	24.59%	to	27.23%
2020	300,979	$24.354979	to	$34.992069	$8,689,524	0.75%	to	2.85%	1.98%	to	2.01%	(1.01)%	to	1.09%
2019	345,528	$24.603987	to	$34.615136	$10,082,470	0.75%	to	2.85%	1.56%	to	1.58%	21.35%	to	23.92%
2018	433,234	$20.275955	to	$27.934093	$10,429,519	0.75%	to	2.85%	1.71%	to	1.77%	(16.02)%	to	(14.24)%
Invesco V.I. Comstock Fund
2022	344,529	$33.804915	to	$45.247300	$13,521,538	0.75%	to	2.85%	1.37%	to	1.38%	(1.99)%	to	0.09%
2021	388,354	$34.490444	to	$45.205513	$15,391,282	0.75%	to	2.85%	1.64%	to	1.65%	29.31%	to	32.05%
2020	478,519	$26.673255	to	$34.233870	$14,503,150	0.75%	to	2.85%	2.12%	to	2.17%	(3.87)%	to	(1.83)%
2019	503,250	$28.368546	to	$34.870955	$15,668,473	0.75%	to	2.65%	1.53%	to	1.70%	21.68%	to	24.01%
2018	582,036	$23.314592	to	$28.119971	$14,727,416	0.75%	to	2.65%	1.44%	to	1.49%	(14.66)%	to	(13.02)%
Invesco V.I. American Franchise Fund
2022	913	$32.225891	to	$38.427911	$32,363	1.50%	to	2.40%	—%	to	—%	(32.93)%	to	(32.32)%
2021	948	$48.046522	to	$56.778911	$49,973	1.50%	to	2.40%	—%	to	—%	9.00%	to	9.99%
2020	962	$44.078462	to	$51.623288	$46,337	1.50%	to	2.40%	—%	to	—%	38.63%	to	39.88%
2019	999	$31.795541	to	$36.904503	$34,639	1.50%	to	2.40%	—%	to	—%	33.20%	to	34.40%
2018	2,791	$23.871390	to	$27.459185	$72,136	1.50%	to	2.40%	—%	to	—%	(6.17)%	to	(5.32)%
Allspring VT International Equity Fund
2022	261,550	$2.172448	to	$14.944700	$394,029	1.15%	to	2.35%	4.06%	to	4.07%	(13.54)%	to	(12.50)%
2021	346,939	$2.482663	to	$17.285019	$569,113	1.15%	to	2.35%	1.35%	to	1.36%	4.89%	to	6.16%
2020	375,696	$2.338598	to	$16.478639	$575,797	1.15%	to	2.35%	2.21%	to	3.04%	2.45%	to	3.69%
2019	457,301	$2.255411	to	$16.084281	$672,082	1.15%	to	2.35%	4.12%	to	4.30%	12.82%	to	14.18%
2018	473,975	$1.975277	to	$14.256377	$616,687	1.15%	to	2.35%	9.82%	to	11.91%	(18.79)%	to	(17.81)%
Allspring VT Small Cap Growth Fund
2022	22,323	$26.803464	to	$32.306841	$657,008	1.15%	to	2.65%	—%	to	—%	(36.02)%	to	(35.05)%
2021	23,443	$41.894130	to	$49.742362	$1,075,737	1.15%	to	2.65%	—%	to	—%	5.11%	to	6.70%
2020	28,319	$39.857032	to	$46.619653	$1,230,135	1.15%	to	2.65%	—%	to	—%	53.96%	to	56.29%
2019	40,208	$25.887114	to	$29.829102	$1,119,848	1.15%	to	2.65%	—%	to	—%	22.04%	to	23.88%
2018	44,862	$21.665158	to	$24.078926	$1,016,424	1.15%	to	2.40%	—%	to	—%	(0.93)%	to	0.31%

Allspring VT Opportunity Fund
2022	1,508	$27.807968	to	$30.276112	$44,794	1.15%	to	1.90%	—%	to	—%	(22.11)%	to	(21.52)%
2021	1,569	$35.699348	to	$38.577114	$59,472	1.15%	to	1.90%	0.20%	to	0.25%	22.71%	to	23.64%
2020	1,676	$29.091748	to	$31.202215	$51,425	1.15%	to	1.90%	0.70%	to	0.73%	19.04%	to	19.94%
2019	2,801	$24.438126	to	$26.015277	$72,214	1.15%	to	1.90%	0.55%	to	0.55%	29.33%	to	30.30%
2018	2,883	$18.281548	to	$19.964925	$57,093	1.15%	to	2.35%	—%	to	0.44%	(9.09)%	to	(7.99)%
Morgan Stanley VIF Global Infrastructure Portfolio
2022	49,921	$12.734916	to	$14.181494	$697,157	1.40%	to	2.35%	2.71%	to	2.95%	(10.45)%	to	(9.30)%
2021	62,709	$14.220555	to	$15.634766	$961,660	1.40%	to	2.35%	2.61%	to	2.85%	11.36%	to	12.67%
2020	77,750	$12.770338	to	$13.876386	$1,062,348	1.40%	to	2.35%	1.43%	to	1.68%	(3.72)%	to	(2.52)%
2019	85,573	$13.264276	to	$14.235795	$1,201,863	1.40%	to	2.35%	2.52%	to	2.74%	24.90%	to	26.52%
2018	98,878	$10.619867	to	$11.251755	$1,101,148	1.40%	to	2.35%	3.01%	to	3.05%	(10.03)%	to	(9.13)%
MFS® Core Equity Portfolio
2022	18,548	$18.931928	to	$20.410901	$373,746	1.30%	to	2.25%	0.32%	to	0.32%	(19.11)%	to	(18.34)%
2021	19,001	$23.405461	to	$24.994966	$469,510	1.30%	to	2.25%	0.43%	to	0.43%	22.53%	to	23.69%
2020	18,131	$19.102590	to	$20.207117	$362,599	1.30%	to	2.25%	0.65%	to	0.73%	16.07%	to	17.18%
2019	19,120	$16.458176	to	$17.245228	$326,703	1.30%	to	2.25%	0.20%	to	0.81%	30.23%	to	31.47%
2018	30,467	$12.637784	to	$13.116972	$393,262	1.30%	to	2.25%	0.68%	to	0.68%	(5.97)%	to	(5.07)%
MFS® Massachusetts Investors Growth Stock Portfolio
2022	15,206	$21.029614	to	$22.052900	$331,198	1.40%	to	2.00%	0.10%	to	0.10%	(20.86)%	to	(20.38)%
2021	15,461	$26.572464	to	$27.698488	$423,671	1.40%	to	2.00%	0.23%	to	0.25%	23.48%	to	24.22%
2020	15,741	$21.519723	to	$22.297504	$347,795	1.40%	to	2.00%	0.35%	to	0.46%	20.10%	to	20.82%
2019	19,656	$17.918193	to	$18.454748	$359,696	1.40%	to	2.00%	0.59%	to	0.60%	37.18%	to	38.01%
2018	21,681	$13.061601	to	$13.372276	$287,667	1.40%	to	2.00%	0.58%	to	0.58%	(1.19)%	to	(0.59)%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2022 (Successor Company) and 2021 (Successor Company)
For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 (Successor Company) and 2021 (Successor Company), and the results of its operations and its cash flows for the year ended December 31, 2022 (Successor Company), period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and for the year ended December 31, 2020 (Predecessor Company) in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired — Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.

Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale or Using Fair Value Option and Freestanding Derivatives — Refer to Notes 1, 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale or using fair value option are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of certain investments in fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives included the following, among others:
•We tested the effectiveness of controls over the valuation of these investments, including controls over inputs, methods, and assumptions used in the Company’s estimation processes.
•On a sample basis, we tested the accuracy and completeness of the investments owned as of December 31, 2022, and the relevant attributes used in the determination of their fair values.
•With the assistance of our fair value specialists, for a sample of investments, we tested the mathematical accuracy of the fair value calculation and developed independent estimates of the fair value and compared our estimates to the Company’s estimates. In addition to developing independent estimates, we obtained an understanding of the models and inputs used by the Company and assessed those models and inputs for reasonableness. Such assessment included comparing inputs to external sources or developing independent inputs.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Revenues
Policy charges and fee income (related party 2022: $(279))	$506	$410	$438	$741
Premiums (related party 2022: $(27))	109	31	24	35
Net investment income (related party 2022: $(136))	778	498	534	816
Net realized capital gains (losses) (related party 2022: $990)	317	(20)	(242)	(74)
Amortization of deferred gains (related party 2022: $27)	33	—	26	53
Total revenues	1,743	919	780	1,571
Benefits, losses and expenses
Benefits and losses (related party 2022: $(184))	637	285	375	626
Amortization of value of business acquired ("VOBA") and deferred acquisition costs ("DAC")	79	90	(43)	50
Insurance operating costs and other expenses (related party:$(119) and $0)	294	208	228	364
Other intangible asset amortization	6	3	3	6
Dividends to policyholders	3	2	1	60
Total benefits, losses and expenses	1,019	588	564	1,106
Income before income taxes	724	331	216	465
Income tax expense	107	51	30	66
Net income	$617	$280	$186	$399
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Net income	$617	$280	$186	$399
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain or loss on fixed maturities, AFS	(2,129)	(10)	(275)	565
Change in net gain or loss on cash flow hedging instruments	(27)	—	1	(1)
OCI, net of tax	(2,156)	(10)	(274)	564
Comprehensive income (loss)	$(1,539)	$270	$(88)	$963
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2022	2021
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 and $0) (amortized cost of $18,689 and $20,986)	$15,383	$20,971
Fixed maturities, at fair value, using fair value option	331	—
Equity securities, at fair value	179	203
Mortgage loans (net of ACL of $15 and $12)	2,520	2,131
Policy loans	1,495	1,484
Limited partnerships and other alternative investments (portion at fair value: $58 and $0)	1,300	1,147
Other investments	95	26
Short-term investments	1,489	1,254
Total investments	22,792	27,216
Cash	173	49
Reinsurance recoverables (net of ACL of $27 and $37) (related party: $11,537 and $6,143) (portion at fair value: $335 and $(8))	40,714	35,848
VOBA and DAC	518	479
Deferred income taxes, net	1,051	603
Goodwill and other intangible assets	155	161
Other assets	453	416
Separate account assets	87,255	111,592
Total assets	$153,111	$176,364
Liabilities
Reserve for future policy benefits	$21,432	$21,698
Other policyholder funds and benefits payable (portion at fair value: $254 and $575)	31,302	32,622
Funds withheld liability (related party: $9,248 and $5,128) (portion at fair value: $(1,481) and $(15))	10,485	6,379
Other liabilities (related party: $915 and $818)	2,023	1,920
Separate account liabilities	87,255	111,592
Total liabilities	152,497	174,211
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss, net of tax	(2,166)	(10)
Retained earnings	897	280
Total stockholder’s equity	614	2,153
Total liabilities and stockholder’s equity	$153,111	$176,364

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2022 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$(10)	$280	$2,153
Net income	—	—	—	617	617
Total other comprehensive loss	—	—	(2,156)	—	(2,156)
Balance, end of period	$6	$1,877	$(2,166)	$897	$614

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	$—	$—	$—	$(11)	$(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company		Predecessor Company
(In millions)	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Operating Activities
Net income	$617	$280	$186	$399
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses (related party 2022: $990)	(317)	20	242	74
Amortization of deferred reinsurance gain (related party 2022: $27)	(33)	—	(26)	(53)
Amortization of VOBA	79	90	(43)	50
Depreciation and amortization	227	102	38	69
Deferred income tax expense	125	138	29	54
Interest credited on investment and universal life-type contracts	534	314	152	379
Other operating activities, net	(38)	(208)	(114)	(120)
Change in assets and liabilities:
Increase in reinsurance recoverables	(758)	(63)	(134)	(331)
Increase (decrease) for future policy benefits and unearned premiums	230	(40)	63	160
Net changes in other assets and other liabilities	93	(132)	51	185
Net proceeds from (payments for) reinsurance transactions	121	(877)	—	—
Net cash provided by (used for) operating activities	880	(376)	444	866
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	6,185	2,976	1,622	2,824
Equity securities, at fair value	26	47	3	7
Mortgage loans	258	294	158	373
Partnerships	64	102	71	77
Payments for the purchase of:
Fixed maturities, available-for-sale	(4,255)	(1,974)	(1,197)	(2,866)
Fixed maturities, fair value option	(352)	—	—	—
Equity securities, at fair value	(22)	(121)	(45)	(26)
Mortgage loans	(667)	(207)	(177)	(242)
Partnerships	(158)	(100)	(74)	(134)
Net proceeds from (payments for) repurchase agreements program	25	(11)	8	(16)
Net proceeds from (payments for) derivatives	(559)	(161)	(539)	143
Net proceeds from (payments for) policy loans	(11)	9	(32)	15
Net proceeds from (payments for) short-term investments	(255)	(314)	200	(234)
Other investing activities, net	—	—	—	(10)
Net cash provided by (used for) investing activities	279	540	(2)	(89)
Financing Activities
Deposits and other additions to investment and universal life-type contracts	2,033	872	1,001	1,971
Withdrawals and other deductions from investment and universal life-type contracts	(8,109)	(4,766)	(4,862)	(9,627)
Net transfers from separate accounts related to investment and universal life-type contracts	5,140	3,598	3,659	7,117
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(99)	131	270	(7)
Dividend paid on shares outstanding	—	—	(265)	(319)
Return of capital to parent	—	—	(235)	—
Net cash used for financing activities	(1,035)	(165)	(432)	(865)
Net increase (decrease) in cash	124	(1)	10	(88)
Cash — beginning of period	49	50	40	128
Cash — end of period	$173	$49	$50	$40
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$142	$(13)	$2	$—
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications have been made to conform to current year presentation.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the financial statements for the year ended December 31, 2022 and period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Description of Business
As of December 31, 2022, the Company managed approximately 490 thousand annuity contracts with an account value of approximately $36.7 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $39.0 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2022, the Company has assumed fixed indexed annuities of $6.4 billion and variable annuities of $6.6 billion.
On November 1, 2022, the Company entered into a reinsurance agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC” or "Guardian") to reinsure $7.1 billion in variable annuity reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and assumed 100% of $6.7 billion in separate account reserves on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from GIAC upon closing, primarily relating to a ceding commission of $65 and cash settlements. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $90 and will be recognized in income over the expected life of the underlying policies. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction.
On December 30, 2021, pursuant to a reorganization approved by the Connecticut Department of Insurance ("CTDOI") on November 18, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") to assume approximately $8.0 billion of fixed indexed annuities ("FIA") reserves ("Inforce Agreement"). The Company assumed 100% of one block (approximately $5.0 billion of FIA reserves) and 5% of another block (approximately $3.0 billion of FIA reserves) on a coinsurance basis and the Company acquired general account assets to support these assumed reserves. Certain of the FIAs included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumed certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis ("Flow Agreement"). Allianz will continue to service and administer the policies reinsured under the Inforce Agreement and Flow Agreement as the direct insurer of the business. On December 31, 2022, the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $137.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. The Company generally ceded 50% of reserves related to variable and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the terminal funding block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities of approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. The Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. In June 2022, the Company entered into an extension of the agreement through June 30, 2023, at a lower quota share for contracts issued subsequent to June 30, 2022. Lincoln will continue to service and administer the policies as direct insurer of the business.
For additional information regarding reinsurance transactions, refer to Note 5 - Reinsurance.
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
Consolidation
The Consolidated Financial Statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include:
•Valuation of investments, including the underlying investments within the funds withheld liability;
•Evaluation of credit losses on fixed maturities, available for sale ("AFS");

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
•Allowance for credit losses (“ACL”) on mortgage loans;
•Valuation of derivative assets and liabilities, including embedded derivatives;
•Valuation of liabilities associated with FIA;
•Estimated gross profits ("EGPs") used to amortize VOBA and liabilities associated with variable annuities, FIA, and other universal life-type contracts, as well as certain deferred reinsurance amounts;
•Evaluation of goodwill and other intangible assets for impairment;
•Valuation of living withdrawal benefits and FIA required to be recorded at fair value;
•Valuation of value of business acquired ("VOBA"), deferred gains on reinsurance, and deferred acquisition costs ("DAC");
•Valuation allowance on deferred tax assets;
•Contingencies relating to corporate litigation and regulatory matters
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Pushdown Accounting
Sixth Street
The Sixth Street Acquisition was accounted for using business combination accounting, together with an election to apply pushdown accounting. The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation that the combined group can leverage its insurance platform to become a life insurance aggregator. Goodwill for the Sixth Street Acquisition is not deductible for tax purposes.
The following table represents the final determination of the fair value of the assets acquired and liabilities assumed for the Sixth Street Acquisition:

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets [1]	30,481
Separate account assets	112,857
Total assets	164,515
Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Funds withheld liability [1]	1,039
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	162,632

Stockholder's equity	1,883
Total liabilities and stockholder's equity	$164,515
[1]    Previously reported table was updated to reflect the gross presentation for modified coinsurance reinsurance transactions.
The Successor Company's assets and liabilities are recognized based on TFG’s accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income (“AOCI”) of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Invested Assets
The acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. These liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
As a result of the quantitative review performed for the year ended December 31, 2022, the Company determined that the estimated fair value of TL exceeded its respective carrying value and that goodwill was not impaired. For the year ended December 31, 2021, the Company determined that the goodwill associated with TL was not impaired.
For a discussion of goodwill from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Other Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consists of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
The Company determined during its reviews for December 31, 2022 and 2021 that its other indefinite-lived intangible assets and finite-lived intangible assets were not impaired.
For a discussion of other intangible assets from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Future Adoption of New Accounting Standards
Troubled Debt Restructurings and Vintage Disclosures

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2022-02, Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (“ASU 2022-02”) in March 2022, which eliminates the accounting guidance on troubled debt restructurings for creditors and amends the guidance on vintage disclosures. The amendments require that an entity evaluate whether the loan modification represents a new loan or a continuation of an existing loan, and introduce new requirements related to modifications made to borrowers experiencing financial difficulty. Additionally, ASU 2022-02 enhances disclosures for borrowers experiencing financial difficulty, by requiring current-period gross write-offs by year of origination for creditors with respect to loan refinancing and restructurings and internal risk ratings for financing receivables. ASU 2022-02 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The Company will adopt the amendments of ASU 2022-02 prospectively in the first quarter of 2023 and does not expect it to have a material impact on the Company.
Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
The FASB issued ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. ASU 2022-03 clarifies that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in ASU 2022-03 are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adopted permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material impact on the Company.
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The FASB issued ASU 2021-08, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in ASU 2021-08 should be applied prospectively. We will adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023 with early adoption permitted. Through the issuance of ASU 2022-05, an insurance entity is permitted, prior to the effective date, to exclude certain contracts from applying the amendments in ASU 2018-12, when those contracts have been derecognized because of a sale or disposal of an individual or a group of contracts or legal entities and in which the insurance entity has no significant continuing involvement with the derecognized contracts. The Company does not currently intend to apply this accounting policy election.
The Company intends to use the full retrospective adoption method, as of the date of the Sixth Street Acquisition. The Company does not expect an impact to stockholder's equity as a result of the adoption of ASU 2018-12, due to the application of purchase accounting; whereby assets and liabilities were transacted at fair value as of the date of the acquisition. Upon the adoption of ASU 2018-12, the change in the carrying value of insurance assets and liabilities as of July 1, 2021 are recorded with an equal and offsetting adjustment to VOBA or an additional reserve. Refer below for further discussion of other impacts upon adoption to the new standard. The adoption is expected to have a material effect on the Company’s results of operations due to the updating of cash flow assumptions for LFPB, recognition of changes to the fair value of market risk benefits (“MRB”), and the change in amortization methodology for DAC and other DAC-like balances.
The Company has made key accounting policy decisions, including insurance policy groupings for recognition and measurement of LFPB, discount rate methodology, development of liability cash flow and claim expense assumptions, and DAC and other DAC-like amortization methodology. Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Amended Topic	Description	Adoption Method and Transition Impact
Cash flow and discount rate assumptions underlying insurance liabilities	For nonparticipating traditional and limited-payment insurance contracts, the Company will evaluate, at least annually in the same fiscal quarter, as to whether an update to cash flow assumptions is needed. The Company will update the cash flows used to measure the LFPB, for both changes in future assumptions and actual experience, at least annually.

The updating of cash flows impacts the amount of the deferred profit liability (“DPL”) recorded for limited-payment contracts. The DPL will be adjusted concurrently with any updating of the LFPB.

	Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yield, with the effect of discount rate changes on the liability recorded in other comprehensive income (“OCI”). The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date.	The Company will adopt the guidance for LFPB, as of the date of the Sixth Street Acquisition. As of the acquisition date, the Company expects there will be a decrease to LFPB (and the associated reinsurance recoverable), which will be offset by a net increase to an additional reserve. This is due to the application of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under ASU 2018-12.
MRB	The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity’s nonperformance risk, which is required to be recognized in OCI. For products that are reinsured, the portion of the change in MRB attributable to changes in the reinsurer’s nonperformance risk is recognized in income. The Company shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRB upon adoption.	The Company will adopt the guidance for MRB using the full retrospective method. As of the acquisition date, the Company expects there to be an increase to the MRB liability (and the associated reinsurance recoverable) and a decrease to VOBA, as a result of the difference between the establishment of the MRB recorded at fair value under ASU 2018-12 and reserves previously recorded for those benefits.
Amortization of DAC and other DAC-like balances	The Company will amortize DAC and other DAC-like balances on a constant-level basis over the expected term for a group of contracts consistent with the groupings used in estimating the associated LFPB. The constant-level basis for the group approximates a pattern of straight-line amortization at an individual contract level by using a method specific to the underlying product. The amortization rate utilized is calculated at the end of the current reporting period, including actual experience and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period.	As a result of amortizing DAC and other DAC-like balances on a constant-level basis, the Company does not expect a significant impact upon the adoption of ASU 2018-12.
Reporting and Disclosures	ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRB, separate account liabilities, DAC and other DAC-like balances, and information about significant inputs, judgments and methods used in the LFPB measurement. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.	The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position and results of operations. In addition, there will be a significant increase in required disclosures.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for variable annuity, FIA, deferred annuity and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts, net of ACL. Policy loans are carried at outstanding balance. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments accounted for under the equity method is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company), may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt. Short-term investments, including cash equivalents, are carried at amortized cost, which approximates fair value.
Fair Value Option ("FVO")
The Company has elected the FVO for rated feeder fund investments, where a single entity issues both debt securities and equity interests and the Company owns both the debt security and equity interest portions of the investment. The Company has elected the FVO for these investments to reflect changes in fair value in earnings and to align the timing of the fair value measurement for its multiple investments in that single entity.
Credit Losses
An ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value are measured through an other-than-temporary impairment ("OTTI"); however, losses are recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. Additionally, purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance establishes an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities, derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and certain investments where the FVO has been elected. The entire change in fair value of the FVO investment includes the components related to dividends and interest income. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Interest income from fixed maturities, FVO is recognized when earned on the constant effective yield method based on estimated timing of cash flows.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Expected credit losses on fixed maturities, AFS are recorded through an ACL. The Company’s non-income producing investments were not material for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company). In addition, net investment income includes a portion of the change in funds withheld at interest, as a result of the change in the risk-free rate on the host contract.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions, OTC cleared through central clearing houses ("OTC-cleared"), and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions, as well as money market funds.
Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. In ceding and assuming risks, the Company may use various types of reinsurance including coinsurance, modified coinsurance, coinsurance with funds withheld arrangements, and yearly renewable term. Failure of reinsurers to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company as the primary insurer, except for instances where the primary policy or policies have been novated.
Premiums and benefits and losses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and are presented net of an ACL which is based on the expectation of lifetime credit loss.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain or acquisition cost related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies and is primarily amortized on a constant-level basis.
Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the cedant and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the cedant, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the cedant to establish a mechanism which legally segregates the underlying assets. The Company has the right of offset on general account assets and liabilities reinsured on a modified coinsurance and coinsurance with funds withheld basis, but have elected to present balances due to and due from reinsurance counterparties on a gross basis, within reinsurance recoverables and funds withheld liability on the Consolidated Balance Sheets. Modified coinsurance of assumed separate accounts accounted for under reinsurance accounting is presented on a net basis on the Consolidated Balance Sheets. As a result of the net presentation of the reinsured separate account assets and liabilities, we have revenue recorded from the reinsurance separate accounts as fee income, but not an associated asset or liability on the Consolidated Balance Sheets.
A funds withheld liability is established which represents the fair value of investment assets segregated under ceded modified coinsurance or coinsurance with funds withheld reinsurance arrangements. The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the cedant has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the cedant. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. For certain transactions, the fair value of acquired obligations of the Company exceed the book value of assumed in-force policy liabilities resulting in additional insurance liabilities. In pushdown accounting, these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability included in other policyholder funds and benefits payable on the Consolidated Balance Sheets. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including VA) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2022, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Separate Accounts
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by the change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, including assumed variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed variable annuity and FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits and losses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits and losses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its FIA, a portion of its in-force GMDB and GMWB risks, and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuities, including account values for assumed variable annuities, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of the fair value of GMWBs and assumed FIAs that represent embedded derivatives, refer to Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2022 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$254	$—	$213	$41
Collateralized loan obligations ("CLOs")	676	—	567	109
Commercial mortgage-backed securities ("CMBS")	1,514	—	1,237	277
Corporate	10,241	—	9,622	619
Foreign government/government agencies	315	—	311	4
Municipal	1,040	—	1,039	1
Residential mortgage-backed securities ("RMBS")	417	—	400	17
U.S. Treasuries	926	—	926	—
Total fixed maturities, AFS	15,383	—	14,315	1,068
Fixed maturities, FVO	331	—	25	306
Equity securities, at fair value	179	—	155	24
Limited partnerships and other alternative investments, FVO	58	—	—	58
Derivative assets
Foreign exchange derivatives	1	—	1	—
Macro hedge program	194	—	39	155
Total derivative assets [1]	195	—	40	155
Short-term investments	1,489	742	610	137
Reinsurance recoverable for FIA options	49	—	—	49
Reinsurance recoverable for FIA embedded derivative	288	—	—	288
Reinsurance recoverable for GMWB	(131)	—	—	(131)
Modified coinsurance reinsurance contracts	129	—	129	—
Separate account assets [2]	86,122	52,642	33,139	53
Total assets accounted for at fair value on a recurring basis	$104,092	$53,384	$48,413	$2,007
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(385)	$—	$—	$(385)
GMWB embedded derivative	131	—	—	131
Total other policyholder funds and benefits payable	(254)	—	—	(254)
Derivative liabilities
Credit derivatives	4	—	4	—
Foreign exchange derivatives	14	—	14	—
Interest rate derivatives	(1)	—	(1)	—
Macro hedge program	17	—	24	(7)
Total derivative liabilities [3]	34	—	41	(7)
Funds withheld on modified coinsurance reinsurance contracts	1,481	—	1,518	(37)
Total (liabilities) accounted for at fair value on a recurring basis	$1,261	$—	$1,559	$(298)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$258	$—	$258	$—
CLOs	944	—	785	159
CMBS	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
RMBS	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities, AFS	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	$—	$—	$80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Funds withheld on modified coinsurance reinsurance contracts	15	—	15	—
Total (liabilities) accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)
[1]    Includes derivative instruments in a net positive fair value position (derivative asset) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.1 billion and $1.6 billion of investment sales receivables, as of December 31, 2022 and 2021 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $289 and $404 of investments, as of December 31, 2022 and 2021 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Limited Partnerships and Other Alternative Investments for Which the Company has Elected the FVO, Short-term Investments, and Freestanding Derivatives, Including the Underlying Investments Within the Funds Withheld Liability
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB and FIA Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporate
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Limited Partnerships and Other Alternative Investments, FVO
Not applicable	• Prices of privately traded securities • Characteristics of privately traded securities, including yield, duration and spread duration
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2022 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [4]	$109	Discounted cash flows	Spread	55bps	337bps	325bps	Decrease
CMBS	277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419bps	1,001bps	534bps	Decrease
Corporate [4]	901	Discounted cash flows	Spread	71bps	719bps	309bps	Decrease
RMBS [3]	13	Discounted cash flows	Spread [6]	62bps	227bps	138bps	Decrease
			Constant prepayment rate [6]	2%	10%	6%	Decrease [5]
			Constant default rate [6]	1%	4%	2%	Decrease
			Loss severity [6]	10%	65%	25%	Decrease
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value. Amounts for December 31, 2022 include $306 of fixed maturities, FVO.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2022 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Macro hedge program [3]
Equity options	$65	Option model	Equity volatility	18%	64%	26%	Increase
Interest rate swaption	97	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option Model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with affiliated and unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. Certain of these arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains (losses).
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	40%	3%	Decrease [8]
Reset elections [5]	—%	99%	10%	Decrease [8]
Equity volatility [6]	18%	28%	23%	Increase
Credit standing adjustment [7]	0.1%	0.3%	0.3%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	15.9%	1.7%	Decrease
Lapse rates [4]	1.0%	25.0%	6.5%	Decrease
Option budgets [9]	0.5%	3.8%	1.6%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	—%	0.1%	0.1%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 53% and 40% were subject to significant liquidation restrictions as of December 31, 2022 and 2021 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following tables present a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2022 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2022
Assets
Fixed maturities, AFS
ABS	$—	$—	$(2)	$52	$(6)	$—	$—	$(3)	$41
CLOs	159	—	(1)	80	(54)	—	—	(75)	109
CMBS	276	—	(26)	68	(34)	—	—	(7)	277
Corporate	665	(2)	(43)	132	(137)	(10)	20	(6)	619
Foreign govt./govt. agencies	—	—	(1)	5	—	—	—	—	4
Municipal	1	—	—	—	—	—	—	—	1
RMBS	74	—	(1)	22	(26)	(19)	—	(33)	17
Total fixed maturities, AFS	1,175	(2)	(74)	359	(257)	(29)	20	(124)	1,068
Fixed Maturities, FVO	—	(21)	—	327	—	—	—	—	306
Equity securities, at fair value	21	6	—	8	(11)	—	—	—	24
LPs and other alternative investments, FVO	—	16	—	42	—	—	—	—	58
Freestanding derivatives
Interest rate	—	22	—	—	(22)	—	—	—	—
Macro hedge program	(188)	74	—	351	(89)	—	—	—	148
Total freestanding derivatives [5]	(188)	96	—	351	(111)	—	—	—	148
Short-term investments	75	—	—	192	(80)	—	—	(50)	137
Reinsurance recoverable for FIA options	—	(22)	—	123	(52)	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	—	—	—	288	—	—	—	—	288
Reinsurance recoverable for GMWB	(8)	(14)	—	—	(109)	—	—	—	(131)
Separate accounts	79	(2)	—	99	—	(23)	—	(100)	53
Total assets	$1,154	$57	$(74)	$1,789	$(620)	$(52)	$20	$(274)	$2,000
(Liabilities)
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$256	$—	$(13)	$27	$—	$—	$—	$(385)
GMWB embedded derivative	80	88	—	—	(37)	—	—	—	131
Total other policyholder funds and benefits payable	(575)	344	—	(13)	(10)	—	—	—	(254)
Funds withheld on modified coinsurance reinsurance contracts	—	—	—	(37)	—	—	—	—	(37)
Total liabilities	$(575)	$344	$—	$(50)	$(10)	$—	$—	$—	$(291)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of July 1, 2021 to December 31, 2021 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Short-term investments	14	—	—	88	(27)	—	—	—	75
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Short-term investments	22	—	—	2	(10)	—	—	—	14
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
Corporate	$(2)	$—	$—
Total fixed maturities, AFS	(2)	—	—
Fixed maturities, FVO	(21)	—	—
Equity securities, at fair value	—	—	—
Limited partnerships and other alternative investments, FVO	16	—	—
Freestanding derivatives
Interest rate	(3)	2	(40)
Macro hedge program	42	—	—
Total freestanding derivatives	39	2	(40)
Reinsurance recoverable for FIA options	(22)	—	—
Reinsurance recoverable for GMWB	(14)	(8)	(19)
Separate accounts	(2)	—	—
Total assets	(6)	(6)	(59)
(Liabilities)
Freestanding derivatives
Macro hedge program	—	(63)	(121)
Total freestanding derivatives	—	(63)	(121)
Other policyholder funds and benefits payable
FIA embedded derivative	256	—	—
GMWB embedded derivative	101	29	82
Total other policyholder funds and benefits payable	357	29	82
Total liabilities	$357	$(34)	$(39)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
ABS	$(2)	$—	$—
CLOs	(1)	—	—
CMBS	(26)	(2)	3
Corporate	(43)	(2)	(4)
RMBS	(2)	—	1
Total fixed maturities, AFS	(74)	(4)	—
Total assets	$(74)	$(4)	$—
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2022		December 31, 2021
Assets
Policy loans	Level 3	$1,495	$1,495	$1,484	$1,484
Mortgage loans [1]	Level 3	$2,520	$2,232	$2,131	$2,138
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$4,834	$4,271	$5,137	$4,792
Funds withheld liability	Level 3	$11,967	$11,967	$6,379	$6,379
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the carrying amount of mortgage loans was net of ACL of $15 and $12, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Fixed maturities [1]	$620	$174	$243	$518
Equity securities	10	10	2	7
Mortgage loans	74	32	45	92
Policy loans	82	36	40	82
Limited partnerships and other alternative investments	168	259	216	130
Other [2]	(146)	1	1	13
Investment expense	(30)	(14)	(13)	(26)
Total net investment income	$778	$498	$534	$816
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes a portion of the change in funds withheld liability, due to the risk-free rate on the host contract on modified coinsurance.

Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Gross gains on sales	$2	$14	$55	$166
Gross losses on sales	(532)	(20)	(8)	(32)
Net realized gains (losses) on sales of equity securities	5	19	—	—
Change in net unrealized gains (losses) on equity securities [1]	(24)	(2)	—	1
Net credit losses on fixed maturities, AFS	(1)	—	—	(1)
Change in ACL on mortgage loans	(3)	—	6	(8)
Intent-to-sell impairments	—	—	—	(6)
Change in fair value of fixed maturities, FVO	(21)
Change in fair value of LPs and other alternative investments, FVO	16
FIA embedded derivative	270
FIA hedging program	(247)
GMWB derivatives, net				82
Variable annuity macro hedge program	(1)	(67)	(243)	(414)
Transactional foreign currency revaluation	—	—	—	3
Non-qualifying foreign currency derivatives	7	5	(2)	(7)
Modified coinsurance reinsurance derivative contracts	1,136	15	22	(50)
Other, net [2]	(290)	16	(72)	192
Net realized capital gains (losses)	$317	$(20)	$(242)	$(74)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2022, were $(24) for the year ended December 31, 2022 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021 , were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
realized capital gains (losses) related to equity securities still held as of December 31, 2020 were $4 for year ended December 31, 2020 (Predecessor Company).
[2] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $833 for the year ended December 31, 2022 (Successor Company), $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company) and $149 for the year ended December 31, 2020 (Predecessor).

Sales of AFS Securities
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Fixed maturities, AFS
Sale proceeds	$5,897	$2,372	$1,007	$1,789
Gross gains	2	14	55	165
Gross losses	(531)	(16)	(8)	(31)
Sales of fixed maturities, AFS in 2022 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $183 and $178, respectively, and accrued interest receivable related to mortgage loans of $8 and $6, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
For fixed maturities where a credit loss has been identified and no intent-to-sell impairment has been recorded, the Company will record an ACL for the portion of the unrealized loss related to the credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2022 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Write-offs charged against the allowance	(1)	(1)
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2022					December 31, 2021
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$276	$—	$—	$(22)	$254	$260	$—	$—	$(2)	$258
CLOs	703	—	—	(27)	676	945	—	—	(1)	944
CMBS	1,724	—	1	(211)	1,514	2,345	—	4	(14)	2,335
Corporate	12,565	—	2	(2,326)	10,241	13,380	—	50	(73)	13,357
Foreign government/government agencies	377	—	—	(62)	315	365	—	1	(4)	362
Municipal bonds	1,309	—	—	(269)	1,040	1,452	—	10	(6)	1,456
RMBS	503	—	—	(86)	417	818	—	—	(7)	811
U.S. Treasuries	1,232	—	—	(306)	926	1,421	—	28	(1)	1,448
Total fixed maturities, AFS	$18,689	$—	$3	$(3,309)	$15,383	$20,986	$—	$93	$(108)	$20,971

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company
	December 31, 2022		December 31, 2021
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$445	$437	$341	$341
Over one year through five years	2,392	2,214	2,904	2,890
Over five years through ten years	4,438	3,732	5,248	5,241
Over ten years	8,209	6,140	8,125	8,151
Subtotal	15,484	12,523	16,618	16,623
Mortgage-backed, CLOs and ABS	3,205	2,860	4,368	4,348
Total fixed maturities, AFS	$18,689	$15,383	$20,986	$20,971
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company evaluated its investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity. As of December 31, 2022 (Successor Company), we are providing the top 25 investment concentrations, other than the U.S. government and certain U.S. government agencies and commercial mortgage loans, due to the size of our investment portfolio in comparison to our stockholders’ equity as of December 31, 2022. As of December 31, 2021 (Successor Company), the Company did not have any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Top 25 Investment Holdings by Issuer	Market Value
Pacific Investment Management LLC	$347
Madison Capital Funding	195
Harbourvest	131
Bank of America	121
Twin Brook Capital Partners	104
Oracle Corporation	95
Whitehorse Liquidity Partners	91
Mitsubishi UFJ Financial Group	90
Citigroup	88
Mizuho Financial Group	87
J.P. Morgan & Co.	85
International Business Machines Corporation	84
Boeing Company	82
Goldman Sachs Group, Inc.	75
Wells Fargo & Company	74
Sumitomo Mitsui Financial Group	73
UnitedHealth Group Inc.	70
Walt Disney Company	70
Strategic Partners VIII L.P.	69
T-Mobile US, Inc	69
Deutsche Telekom International Finance B.V.	66
Amgen Inc.	65
Gridiron Capital Fund III LP	65
ING Group	63
Strategic Partners Touchdown Holdings L.P.	$62
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2022
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$96	$(5)	$162	$(17)	$258	$(22)
CLOs	644	(27)	11	—	655	(27)
CMBS	819	(102)	682	(109)	1,501	(211)
Corporate	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government/government agencies	185	(41)	128	(21)	313	(62)
Municipal	859	(219)	180	(50)	1,039	(269)
RMBS	123	(20)	293	(66)	416	(86)
U.S. Treasuries	864	(293)	63	(13)	927	(306)
Total fixed maturities, AFS in an unrealized loss position	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)
As of December 31, 2022 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 4,426 instruments, and were primarily depressed due to higher interest rates and/or wider credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2022 (Successor Company), 57% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2022, was primarily attributable to higher interest rates and wider credit spreads.
Most of the fixed maturities depressed for twelve months or more relate to the corporate sector which were primarily depressed because current rates are higher and/or market spreads are wider than at the respective purchase and/or application of pushdown accounting dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2022 (Successor

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company) and December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2022 (Successor Company) or 2021 (Successor Company). In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

ACL on Mortgage Loans
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Beginning balance	$12	$—	$17	$—
Cumulative effect of accounting changes [1]				9
Cumulative effect of pushdown accounting		12
Adjusted beginning balance ACL	12	12	17	9
Current period provision (release)	3	—	(6)	8
Ending balance	$15	$12	$11	$17
[1] Represents the establishment of an ACL due to the adoption of expected credit loss accounting guidance. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for additional information.
The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 62% as of December 31, 2022 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 53%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2022 (Successor Company)
	2022		2021		2020		2019		2018		2017 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR [2]	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR [2]
Greater than 80%	$54	—x	$—	—x	$—	—x	$—	—x	$—	—x	$41	2.09x	$95	2.09x
65% - 80%	10	2.02x	21	2.51x	14	2.79x	27	2.08x	116	1.28x	60	1.77x	248	1.71x
Less than 65%	461	2.47x	379	2.76x	166	2.65x	220	2.92x	181	2.14x	785	2.74x	2,192	2.67x
Total mortgage loans	$525	2.45x	$400	2.74x	$180	2.66x	$247	2.83x	$297	1.80x	$886	2.64x	$2,535	2.55x
[1]    As of December 31, 2022 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15.
[2] Ratios exclude certain single family residential mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	$7	2.37x	$18	2.62x	$25	1.55x	$43	1.00x	$41	1.94x	$37	1.23x	$171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1] As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans by Region
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$74	2.9%	$78	3.6%
East South Central	32	1.3%	20	0.9%
Middle Atlantic	194	7.7%	152	7.1%
Mountain	185	7.3%	142	6.6%
New England	82	3.2%	87	4.1%
Pacific	535	21.1%	559	26.1%
South Atlantic	694	27.4%	627	29.3%
West South Central	180	7.1%	184	8.6%
Other [2]	559	22.0%	294	13.7%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$787	31.0%	$711	33.2%
Multifamily	669	26.4%	590	27.5%
Office	383	15.1%	423	19.7%
Retail	443	17.5%	403	18.8%
Single Family	253	10.0%	16	0.8%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) and 2021 (Successor Company) is limited to the total carrying value of $1.3 billion and $1.1 billion, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2022(Successor Company) and 2021 (Successor Company), the Company had outstanding commitments totaling $410 and $419, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments on the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$564	$663
Gross amount of collateral pledged related to repurchase agreements [1]	$577	$679
Gross amount of recognized receivables for reverse repurchase agreements [2]	$7	$44
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the fair value of securities on deposit was $20 and $26, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $168 for the year ended December 31, 2022 (Successor Company), $259 for the period of December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company) and $130 for the year ended December 31, 2020 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) is limited to the total carrying value of $1.3 billion. In addition, the Company has outstanding commitments totaling approximately $410, to fund limited partnership and other alternative investments as of December 31, 2022 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2022, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments, including those investments that would have been accounted for under the equity method if the Company had not chosen to elect the FVO. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $172.7 billion and $171.1 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $28.6 billion and $30.8 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.9 billion, $2.0 billion and $1.0 billion for the years ended December 31, 2022 (Successor Company), December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
limited partnerships in which the Company invested totaled $4.7 billion (Successor Company), $31.4 billion, and $5.9 billion for the years ended December 31, 2022 (Successor Company), 2021 (Successor Company) and 2020 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2022 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid-in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-Qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276 and $506, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMDB claims, as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
FIA Embedded Derivative
The Company has assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had approximately $645 and $775, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company		Successor Company		Successor Company		Successor Company
Hedge Designation/Derivative Type	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Cash flow hedges
Interest rate swaps	$250	$100	$—	$—	$—	$—	$—	$—
Total cash flow hedges	250	100	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	1,363	3,074	(1)	(7)	3	19	(4)	(26)
Foreign exchange contracts
Foreign currency swaps and forwards	161	161	15	9	16	10	(1)	(1)
Credit contracts
Credit derivatives that assume credit risk	500	100	4	2	4	2	—	—
Variable annuity hedge program
GMWB product derivatives [1]	6,308	7,086	131	80	131	100	—	(20)
GMWB reinsurance contracts	1,397	1,555	(131)	(8)	—	—	(131)	(8)
GMWB hedging instruments	—	—	—	—	—	—	—	—
Macro hedge program	22,823	22,991	211	(213)	506	145	(295)	(358)
Fixed indexed annuities
FIA product derivative [1] [2]	—	—	(385)	(655)	—	—	(385)	(655)
FIA reinsurance contracts [2]	—	—	288	—	288	—	—	—
Other
Modified coinsurance reinsurance contracts [2]	—	—	1,647	15	1,647	15	—	—
Total non-qualifying strategies	32,552	34,967	1,779	(777)	2,595	291	(816)	(1,068)
Total cash flow hedges and non-qualifying strategies	$32,802	$35,067	$1,779	$(777)	$2,595	$291	$(816)	$(1,068)
Balance Sheet Location
Fixed maturities, AFS	$56	$56	$—	$—	$—	$—	$—	$—
Other investments	11,998	8,163	195	43	237	91	(42)	(48)
Other liabilities	13,043	18,206	34	(252)	292	85	(258)	(337)
Reinsurance recoverables	1,397	1,556	286	7	417	15	(131)	(8)
Funds withheld liability	—	—	1,518	—	1,518	—	—	—
Other policyholder funds and benefits payable	6,308	7,086	(254)	(575)	131	100	(385)	(675)
Total derivatives	$32,802	$35,067	$1,779	$(777)	$2,595	$291	$(816)	$(1,068)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
[2] For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities
	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2022 (Successor Company)
Other investments	$529	$446	$195	$(112)	$68	$15
Other liabilities	(300)	(195)	34	(139)	(103)	(2)
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Pre-Tax Gain (Loss) Recognized in OCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Interest rate swaps	$(35)	$—	$—	$—
Foreign currency swaps	—	—	—	(2)
Total	$(35)	$—	$—	$(2)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
	For the Year Ended December 31, 2022		For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gains	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$(1)	$—	$—
Foreign currency swaps	—	—	—	—
Total	$—	$(1)	$—	$—
Total amounts presented in the Consolidated Statements of Operations	$317	$778	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31, 2020
	Net Realized Capital Losses	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—
Total	(1)	—	—	—
Total amounts presented in the Consolidated Statements of Operations	$(242)	$534	$(74)	$816
As of December 31, 2022 (Successor Company), the before tax deferred net losses on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months were $8. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Variable annuity hedge program
GMWB product derivatives	$88	$29	$82	$67
GMWB reinsurance contracts	(88)	4	(24)	(27)
GMWB hedging instruments				42
Variable annuity macro hedge program	(1)	(100)	(301)	(414)
Total variable annuity hedge program	(1)	(67)	(243)	(332)
Fixed Index Annuity
FIA product derivatives	270	—	—	—
Foreign exchange contracts
Foreign currency swaps and forwards	7	5	(2)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(306)	21	(76)	180
Credit contracts
Credit derivatives that purchase credit protection	—	—	—	19
Credit derivatives that assume credit risk	3	1	—	—
Other
Modified coinsurance reinsurance contracts	1,136	15	22	(50)
Total other non-qualifying derivatives	833	37	(54)	149
Total [1]	$1,109	$(25)	$(299)	$(187)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the FVO.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2022 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
Total	$500	$4				$—	$—
As of December 31, 2021 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company pledged cash collateral with a fair value of $5 and $2, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $106 and $270, respectively, which have been included in fixed maturities, AFS on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $15 and $4, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $187 and $172, respectively, which are included within fixed maturities, AFS on the Company's Consolidated Balance Sheets.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $262 and $30, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2022 (Successor Company) and 2021 (Successor Company) with a fair value of $79 and $5, respectively, which the Company has the right to sell or repledge. As of December 31, 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
Guardian
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on November 1, 2022 (Successor Company), the Company entered into a reinsurance agreement with GIAC to assume certain blocks of variable annuities. Although the separate account assets and liabilities are reported net on the Company's Consolidated Balance Sheets, the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the transaction:

Assets
Investments	$405
Cash	121
Other assets	3
Total assets	529
Liabilities
Reserve for future policy benefits	3
Other policyholder funds and benefits payable	436
Other liabilities [1]	90
Total liabilities	$529
[1]    Other liabilities represents a deferred gain of $90.
Allianz
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis.
The following table summarizes the impacts of the transaction:

Assets
Investments	$8,357
Cash	(693)
Other assets	75
Reinsurance recoverables	244
Total assets	7,983
Liabilities
Reserve for future policy benefits	616
Other policyholder funds and benefits payable	7,340
Other liabilities [1]	27
Total liabilities	$7,983
[1] Other liabilities includes a deferred gain of $25.
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's reinsurance arrangement with Allianz.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net
	Successor Company
	As of December 31,
	2022	2021
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$20,174	$19,850
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,001	8,718
TR Re	11,537	6,130
Other reinsurers	1,029	1,187
Gross reinsurance recoverables	40,741	35,885
Less: ACL	27	37
Reinsurance recoverables, net	$40,714	$35,848
As of December 31, 2022 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.0 billion, $6.7 billion, $13.5 billion and $11.5 billion, respectively. As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual, Prudential and TR Re of $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
Affiliated
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company), the Company entered into several affiliated reinsurance agreements with TR Re, primarily on a modified coinsurance basis.
The following table summarizes the impacts of these transactions:

December 31, 2022 (Successor Company)
Assets
Reinsurance recoverables	$5,192
VOBA and DAC	(11)
Total assets	5,181
Liabilities
Funds withheld liability	5,045
Other liabilities [1]	136
Total liabilities	$5,181
[1]    Other liabilities includes a deferred gain of $137.
For the year ended December 31, 2022 (Successor Company), there was no impact in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

December 31, 2021 (Successor Company)
Assets
Cash	$(184)
Reinsurance recoverables	6,130
Total assets	5,946
Liabilities
Funds withheld liability	5,128
Other liabilities [1]	818
Total liabilities	$5,946
[1]    Other liabilities includes a deferred gain of $805.
For the year ended December 31, 2022 (Successor Company), the impacts in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021, was as follows:

Affiliated Reinsurance Impacts
Successor Company
As of December 31, 2022
Revenues
Policy charges and fee income	$(279)
Premiums	(27)
Net investment income	(136)
Net realized capital gains	990
Amortization of deferred gains	27
Total revenues	575
Benefits, losses and expenses
Benefits and losses	(184)
Insurance operating costs and other expenses	(119)
Total benefits, losses and expenses	(303)
Income before income taxes	878
Income tax expense	184
Net income	$694
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021.
Allowance for Credit Losses
For the year ended December 31, 2022, the ACL decreased by $10 to $27. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Insurance Revenues

Insurance Revenues
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Gross premiums, policy charges and fee income	$2,240	$1,173	$1,210	$2,221
Reinsurance assumed	210	69	64	125
Reinsurance ceded	(1,835)	(801)	(812)	(1,570)
Net premiums, policy charges and fee income	$615	$441	$462	$776
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,648 for the year ended December 31, 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and $1.5 billion for the year ended December 31, 2020 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired and Deferred Acquisition Costs

Changes in the VOBA Balance
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Balance, beginning of period [1]	$479	$565	$586	$696
Amortization - VOBA	(45)	(17)	29	14
Amortization - unlock benefit (charge), pre-tax	(34)	(73)	14	(64)
Adjustments to unrealized gains on fixed maturities, AFS and other	108	4	26	(60)
Balance, end of period	$508	$479	$655	$586
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021, due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Remaining VOBA Amortization (Successor Company)
2023	$13
2024	$10
2025	$16
2026	$25
2027	$25

Changes in the DAC Asset (Successor Company)
For the Year Ended December 31, 2022
Balance, beginning of period	$—
Additions	22
Amortization - DAC	—
Amortization - unlock benefit (charge), pre-tax	—
Reinsurance impact	(11)
Balance, end of period	$11

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
Carrying Value
	As of December 31, 2022	As of December 31, 2021
Balance, beginning of period	$97	$—
Acquisitions [1]	—	97
Balance, end of period	$97	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Other Intangible Assets
	As of December 31, 2022			As of December 31, 2021
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizing internally developed software	$41	$(9)	$32	$41	$(3)	$38
Indefinite-lived state insurance licenses	26	—	26	26	—	26
Total other intangible assets	$67	$(9)	$58	$67	$(3)	$64

Expected Pre-tax Amortization Expense as of December 31, 2022 (Successor Company)
2023	$6
2024	$6
2025	$6
2026	$6
2027	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability Balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Incurred	136	(25)	835	340	1,286
Paid	(106)	(84)	(66)	(801)	(1,057)
Change in unrealized investment gains and losses	—	(495)	—	—	(495)
Liability balance, as of December 31, 2022	$370	$—	$5,374	$15,688	$21,432
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039
Incurred	92	—	835	154	1,081
Paid	(77)	—	(66)	(446)	(589)
Reinsurance recoverable asset, as of December 31, 2022	$314	$—	$5,374	$9,843	$15,531

Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset, as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	VA GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance, as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset, as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset, as of June 30, 2021	$248	$4,394	$4,631	$9,273
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

Account Value by GMDB/GMWB Type as of December 31, 2022 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$9,984	$2,257	$302	74
With 5% rollup [2]	1,478	295	196	73
With earnings protection benefit rider (“EPB”) [3]	2,414	513	55	75
With 5% rollup & EPB	336	83	21	76
Total MAV	14,212	3,148	574
Asset protection benefit (“APB”) [4]	6,165	851	282	73
Lifetime income benefit (“LIB”) – death benefit [5]	258	4	2	76
Reset (5-7 years) [6]	2,122	96	56	72
Return of premium (“ROP”) /other [7]	10,097	105	62	71
Variable annuity without GMDB [8]	2,611	—	—	73
Subtotal variable annuity [11]	$35,465	$4,204	$976	73
Less: general account value	2,983
Subtotal separate account liabilities with GMDB	32,482
Separate account liabilities - other	62,393
Less:
Separate account assets assumed under modified coinsurance [12]	6,613
Separate account base contract assets not reinsured [12]	1,007
Total separate account liabilities	$87,255
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $8.6 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.
[12] Adjustment to remove AV for separate accounts that are not reflected on the Consolidated Balance Sheets, as they were assumed on a modified coinsurance basis and/or the Company has only reinsured certain associated GMDB and GMWB riders on a coinsurance basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2022	December 31, 2021
Equity securities (including mutual funds)	$24,548	$33,240
Cash and cash equivalents [1]	1,321	1,362
Total [2]	$25,869	$34,602
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $3.0 billion of account value as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively, for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), approximately 18% and 17%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 83%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $922 in qualifying assets to secure FHLBB advances for 2023. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2022, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Income Tax Expense (Benefit)
Current - U.S. Federal	$(18)	(86)	$—	$10
Deferred - U.S. Federal	125	137	30	56
Total income tax expense	$107	$51	$30	$66
Deferred tax assets and liabilities on the Consolidated Balance Sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	December 31, 2022	December 31, 2021
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$129	$110
VOBA and reserves	349	716
Net operating loss carryover	1	25
Employee benefits	4	7
Foreign tax credit carryover	16	16
Net unrealized loss on investments	703	4
Deferred reinsurance gain	228	187
Total deferred tax assets	1,430	1,065
Deferred Tax Liabilities
Investment related items	(366)	(449)
Other	(13)	(13)
Total deferred tax liabilities	(379)	(462)
Net deferred tax asset	$1,051	$603
The statute of limitations is closed through the 2018 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2022 and 2021, the Company had no reserves for uncertain tax positions. As of December 31, 2022 and 2021, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) . The Company had no interest payable as of December 31, 2022 and 2021. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2022 and 2021, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3 and $117, respectively. These U.S. losses that were generated in 2018 were primarily due to the Commonwealth annuity reinsurance agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2022 and 2021, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Tax provision at U.S. Federal statutory rate	$152	$70	$45	$98
Dividends received deduction ("DRD")	(38)	(16)	(14)	(28)
Foreign related investments	(7)	(2)	(1)	(4)
Other	—	(1)	—	—
Provision for income taxes	$107	$51	$30	$66
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT effective in 2023. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. While the Company does not anticipate being subject to the CAMT in 2023, it could be subject to the CAMT in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2022 (Successor Company), the Company had outstanding commitments totaling $974, of which $410 was committed to fund limited partnerships and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $323 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $241 are related to mortgage loans. Of the $974 in total outstanding commitments, $29 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2022 (Successor Company) and 2021 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2022 (Successor Company) was $110. Of this $110, the legal entities have posted collateral of $111 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. On October 13, 2022 (Successor Company), an affiliate borrowed $100, with a maturity date of October 13, 2023, and an accrued interest rate of 3.40% per annum. As of December 31, 2022, the Company recorded such affiliated borrowing of $100 in short-term investments on the Consolidated Balance Sheets. As of December 31, 2022, the Company did not borrow any amounts under the intercompany liquidity agreements.
Parent Company Transactions
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the year ended December 31, 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $53 and $14.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the year ended December 31, 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $1 and $0, respectively. As of December 31, 2022 and 2021 (Successor Company), amounts payable under the agreements were $0 and $0, respectively.
For the year ended December 31, 2022, the Company made certain investments totaling $12 that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2022 (Successor Company) outstanding commitments for these investments were $49. There were no affiliated investments on the Company's Consolidated Balance Sheets as of December 31, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Combined statutory net income (loss)	$441	$(426)	$(2)	$245

Statutory Capital
	Successor Company
	December 31, 2022	December 31, 2021
Statutory capital [1]	$2,738	$2,153
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $40 and $29 as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts. In addition, as described in Note 1 - Basis of Presentation and Significant Accounting Policies, in 2021 the Company paid a $500 dividend associated with the Sixth Street Acquisition. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2022 (Successor Company) and 2021 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $578 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $96 in dividends as determined by the above mentioned insurance regulations.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2022 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$(10)	$—	$(10)
OCI before reclassifications	(3,107)	(34)	(3,141)
Amounts reclassified from AOCI	412	—	412
OCI, before tax	(2,695)	(34)	(2,729)
Income tax benefit (expense)	566	7	573
OCI, net of tax	(2,129)	(27)	(2,156)
Ending balance	$(2,139)	$(27)	$(2,166)

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$—	$—	$—
OCI before reclassifications	(14)	—	(14)
Amounts reclassified from AOCI	2	—	2
OCI, before tax	(12)	—	(12)
Income tax benefit (expense)	2	—	2
OCI, net of tax	(10)	—	(10)
Ending balance	$(10)	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$1,282	$(1)	$1,281
OCI before reclassifications	(301)	—	(301)
Amounts reclassified from AOCI	(47)	1	(46)
OCI, before tax	(348)	1	(347)
Income tax benefit (expense)	73	—	73
OCI, net of tax	(275)	1	(274)
Ending balance	$1,007	$—	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Unrealized Losses on Fixed Maturities, AFS for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$717	$—	$—	$717
OCI before reclassifications	842	(1)	(1)	840
Amounts reclassified from AOCI	(127)	1	—	(126)
OCI, before tax	715	—	(1)	714
Income tax benefit (expense)	(150)	—	—	(150)
OCI, net of tax	565	—	(1)	564
Ending balance	$1,282	$—	$(1)	$1,281

Reclassification from AOCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	Affected Line Item on the Consolidated Statements of Operations

Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(412)	$(2)	$47	$127	Net realized capital gains (losses)
	(412)	(2)	47	127	Income before income taxes
	(87)	—	10	27	Income tax expense
	$(325)	$(2)	$37	$100	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$—	$(1)	Net realized capital gains (losses)
	—	—	—	(1)	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$—	$(1)	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	—	(1)	—	Net realized capital gains (losses)
	—	—	(1)	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$(1)	$—	Net income
Total amounts reclassified from AOCI	$(325)	$(2)	$36	$99	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Administration and distribution services fees	$76	$45	$44	$80
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 27, 2023, the date the consolidated financial statements were issued. On January 27, 2023, pursuant to the Intercompany Liquidity Agreements discussed in Note 12 -Transactions with Affiliates, an affiliate borrowed $60 from the Company. The intercompany loan has a maturity date of January 26, 2024, and accrues at an interest rate of 4.50% per annum.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company), and have issued our report thereon dated April 27, 2023 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2022
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,395	$1,070	$1,070
States, municipalities and political subdivisions	1,320	1,040	1,040
Foreign governments	379	315	315
Public utilities	1,776	1,423	1,423
All other corporate bonds	10,769	8,818	8,818
All other mortgage-backed and asset-backed securities	3,050	2,717	2,717
Total fixed maturities, available-for-sale	18,689	15,383	15,383
Fixed maturities, at fair value using fair value option	352	331	331
Total fixed maturities	19,041	15,714	15,714
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	14	14	14
Non-redeemable preferred stocks	191	165	165
Total equity securities, at fair value	205	179	179
Mortgage loans [1]	2,535	2,232	2,520
Policy loans	1,495	1,495	1,495
Futures, options and miscellaneous	384	85	85
Real estate acquired in satisfaction of debt	10	10	10
Short-term investments	1,489	1,489	1,489
Investments in partnerships and trusts	1,300		1,300
Total investments	$26,459		$22,792
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $15. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,228	$1,823	$210	$615	34%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,240	$1,835	$210	$615	34%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30. 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	37	—	(10)	27
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	—	—	—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7